UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

The Universal Institutional Funds, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Emerging Markets Debt Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the “Portfolio”) seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Fixed income securities are subject to credit and interest-rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctations in the value of a fixed-income security resulting from changes in the general level of interest rates. In a declining interest-rate environment, the Portfolio may generate less income. In a rising interest-rate environment, bond prices fall. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.55%, net of fees, for Class I shares and 6.39%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares outperformed against its benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the “Index”) which returned 6.28%.

Factors Affecting Performance

•

Although emerging market economies were generally insulated from the credit and liquidity crisis emanating from the U.S. during the reporting period, yield spreads of U.S. dollar-denominated emerging market bonds moved wider, ending the period 84 basis points higher than at the start of the year. Nonetheless, the emerging market debt (“EMD”) performed quite strongly for the one-year period, with performance of local currency debt far outpacing that of external debt in emerging economies.

•

Economic growth across the EMD universe remained strong, with growth rates exceeding 7%. Emerging market currencies rallied against the U.S. dollar as the prospect of slower economic growth and lower interest rates in the U.S. put considerable pressure on the dollar. As a result, local currency-denominated debt enjoyed strong returns.

•

An emphasis on local currency-denominated securities in the portfolio was additive to performance. An underweight in Pakistani debt was also beneficial as ongoing political strife in the country hurt bond performance. Security selection in Venezuela also helped boost returns.

•	Detractors from performance in the portfolio included overweights in Russian quasi-sovereign bonds and Argentinean domestic bonds.

Management Strategies

•

The Portfolio favored local currency-denominated securities in Brazil, Mexico, Turkey, and a few other smaller countries. We saw significant value in local currency-denominated emerging market debt securities relative to U.S. dollar-denominated debt.

•	Later in the year, we focused on countries with strong liquidity positions or countries less dependent on international capital markets for financing.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)

Portfolio – Class I(3)	6.55%	13.28%	8.76%	8.36%
J.P. Morgan Emerging Markets Bond
Global Index	6.28	12.67	10.09	9.66

Portfolio – Class II(4)	6.39	13.20	—	13.11
J.P. Morgan Emerging Markets Bond
Global Index	6.28	12.67	—	12.71

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower. Yields will fluctuate as market conditions change.

(1)

The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on June 16, 1997.
(4)	Commenced operations on December 19, 2002.
(5)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

* Commenced operations on December 19, 2002.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2007 —
	Account Value	December 31,	December 31,
	July 1, 2007	2007	2007
Class I
Actual	$1,000.00	$1,036.40	$5.29
Hypothetical (5% average
annual return before expenses)	1,000.00	1,020.01	5.24

Class II
Actual	1,000.00	1,036.00	5.54
Hypothetical (5% average
annual return before expenses)	1,000.00	1,019.76	5.50
*

Expenses are equal to Class I and Class II shares’ annualized net expense ratios of 1.03% and 1.08%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

Emerging Markets Debt Portfolio

		Face
		Amount	Value
		(000)	(000)
Fixed Income Securities (95.5%)
Argentina (3.4%)
Sovereign (3.4%)
Republic of Argentina,
1.32%, 12/15/35	$	(a)(b)803	$91
1.38%, 12/15/35	ARS	(a)30,326	857
5.83%, 12/31/33		2,128	797
8.28%, 12/31/33	$	(b)(c)2,717	2,589
Republic of Argentina (Linked Variable Rate),
41.43%, (expired maturity)		(d)2,900	1,367
			5,701
Brazil (14.8%)
Corporate (1.1%)
Banco ABN Amro Real S.A.,
16.20%, 2/22/10	BRL	2,980	1,808
Sovereign (13.7%)
Citigroup, Inc., Nota do Tesauro
Nacional Credit Linked Notes,
6.00%, 5/18/09		1,800	2,445
Federative Republic of Brazil,
8.00%, 1/15/18	$	(c)3,660	4,105
8.88%, 10/14/19 - 4/15/24		5,265	6,549
10.50%, 7/14/14		1,270	1,619
11.00%, 8/17/40		(c)1,810	2,420
14.50%, 10/15/09		1,503	1,786
JPMorgan Chase & Co., Nota do Tesauro
Nacional Credit Linked Notes,
10.00%, 1/1/12	BRL	7,720	4,164
			23,088
			24,896
Bulgaria (1.0%)
Sovereign (1.0%)
Republic of Bulgaria,
8.25%, 1/15/15	$	(e)300	350
8.25%, 1/15/15		741	865
Republic of Bulgaria (Registered),
8.25%, 1/15/15		480	561
			1,776
Chile (1.2%)
Corporate (1.2%)
Empresa Nacional de Petroleo,
6.75%, 11/15/12		(e)1,930	2,060
Colombia (2.5%)
Sovereign (2.5%)
Republic of Colombia,
7.38%, 9/18/37		1,990	2,219
8.25%, 12/22/14		470	538
11.75%, 2/25/20		1,010	1,507
			4,264
Ecuador (1.1%)
Sovereign (1.1%)
Republic of Ecuador,
9.38%, 12/15/15		$390	$395
10.00%, 8/15/30		(f)1,580	1,532
			1,927
Egypt (0.8%)
Sovereign (0.8%)
Arab Republic Of Egypt,
8.75%, 7/18/12	EGP	7,270	1,359
Gabon (0.8%)
Sovereign (0.8%)
Gabonese Republic,
8.20%, 12/12/17		$1,320	1,373
Indonesia (3.4%)
Corporate (3.4%)
Pindo Deli Finance Mauritius,
Tranche A, 6.00%, 4/28/15		(a)(e)546	462
Tranche B, 6.00%, 4/28/18		(a)(e)3,280	1,493
Tranche C,
Zero Coupon, 4/28/25		(a)(e)2,691	296
Tjiwi Ki mia Finance Mauritius Ltd.,
Tranche A, 5.97%, 4/28/15		(a)1,093	929
Tranche A, 6.00%, 4/28/15		(a)(e)1,069	908
Tranche B, 6.00%, 4/28/18		(a)(e)2,867	1,340
Tranche C,
Zero Coupon, 4/28/27		(a)(e)2,923	322
			5,750
Ivory Coast (0.3%)
Sovereign (0.3%)
Ivory Coast,
3.00%, 3/31/18		(d)1,530	543
Luxembourg (1.5%)
Corporate (1.5%)
TNK-BP Finance S.A.,
7.88%, 3/13/18		(e)2,550	2,531
Mexico (16.8%)
Corporate (5.4%)
Pemex Project Funding Master Trust,
6.29%, 6/15/10		(a)(e)2,550	2,592
6.63%, 6/15/35		(c)4,600	4,872
8.63%, 12/1/23		1,350	1,682
			9,146
Sovereign (11.4%)
Mexican Bonos,
8.00%, 12/17/15	MXN	41,100	3,730
9.50%, 12/18/14		76,500	7,537

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

		Face
		Amount	Value
		(000)	(000)
Mexico (cont’d)
Sovereign (cont’d)
United Mexican States,
5.63%, 1/15/17	$	(c)2,580	$2,621
6.75%, 9/27/34		1,891	2,093
8.38%, 1/14/11		2,945	3,266
			19,247
			28,393
Panama (2.3%)
Sovereign (2.3%)
Republic Of Panama,
7.13%, 1/29/26		1,050	1,160
7.25%, 3/15/15		(c)520	576
9.38%, 4/1/29		1,000	1,373
9.63%, 2/8/11		645	727
			3,836
Peru (2.8%)
Sovereign (2.8%)
Republic of Peru,
8.38%, 5/3/16		890	1,048
8.75%, 11/21/33		(c)2,250	2,993
9.88%, 2/6/15		555	693
			4,734
Philippines (10.9%)
Sovereign (10.9%)
Credit Suisse, Republic of Philippines
Credit Linked Notes,
10.63%, 3/16/25		(c)1,830	1,863
Republic of Philippines,
8.88%, 3/17/15		(c)6,370	7,533
9.00%, 2/15/13		(c)1,680	1,921
9.50%, 2/2/30		(c)5,255	7,075
			18,392
Qatar (0.6%)
Sovereign (0.6%)
State of Qatar (Registered),
9.75%, 6/15/30		660	1,007
Russia (13.5%)
Corporate (6.3%)
Gaz Capital for Gazprom,
6.21%, 11/22/16		(e)2,309	2,221
8.63%, 4/28/34		(c)2,640	3,270
JPMorgan Chase & Co.,
7.00%, 6/28/17	RUB	44,000	1,664
RSHB Capital S.A. for OJSC Russian
Agricultural Bank,
6.30%, 5/15/17	$	(e)1,401	1,331
7.18%, 5/16/13		190	195
7.18%, 5/16/13		(e)1,910	1,965
			10,646
Sovereign (7.2%)
Credit Suisse, Russian Federation (Registered) Credit Linked Notes,
7.50%, 3/31/30	$	(f)1,840	$1,873
Russian Federation,
7.50%, 3/31/30		(f)622	709
Russian Federation, (Registered)
7.50%, 3/31/30		(f)892	1,017
11.00%, 7/24/18		2,501	3,576
12.75%, 6/24/28		2,700	4,921
			12,096
			22,742
Trinidad (0.7%)
Corporate (0.7%)
National Gas of Trinidad & Tobago Ltd.,
6.05%, 1/15/36		(e)1,219	1,165
Turkey (8.0%)
Sovereign (8.0%)
Republic of Turkey,
6.75%, 4/3/18		3,457	3,565
7.00%, 9/26/16		(c)2,050	2,178
11.00%, 1/14/13		4,537	5,564
11.88%, 1/15/30		(c)1,340	2,117
			13,424
Ukraine (1.0%)
Sovereign (1.0%)
Republic of Ukraine,
6.58%, 11/21/16		(c)1,700	1,670
Venezuela (8.1%)
Sovereign (8.1%)
Republic of Venezuela,
5.75%, 2/26/16		990	799
8.50%, 10/8/14		1,300	1,258
9.25%, 9/15/27		(c)6,646	6,646
10.75%, 9/19/13		4,610	4,944
			13,647
Total Fixed Income securities(Cost $156,247)			161,190
		No. of
		Warrants
Warrants (0.3%)
Nigeria (0.2%)
Central Bank of Nigeria, expiring 11/15/20		(b)(g)1,250	287
Venezuela (0.1%)
Republic of Venezuela, Oil-linked Payment Obligation, expiring 4/15/20		(b)(g)3,750	141
Total Warrants (Cost $@—)			428

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

		Face
		Amount	Value
		(000)	(000)
Short-Term Investments (20.3%)
Short-Term Debt Securities held as Collateral on Loaned Securities (18.1%)
Alliance & Leicester plc,
5.26%, 9/2/08	$	(a)915	$915
Bancaja,
5.35%, 8/12/08		457	457
Bank of New York Co., Inc.,
5.24%, 8/8/08		(a)457	457
BASF AG,
5.18%, 8/19/08		(a)457	457
BNP Paribas plc,
4.90%, 5/19/08		(a)915	915
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08		(a)1,830	1,830
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08		(a)915	915
CC USA, Inc.,
3.89%, 1/28/08		(a)457	457
CIT Group Holdings,
5.23%, 6/18/08		(a)1,647	1,647
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08		6,236	6,236
Credit Suisse First Boston, New York,
4.32%, 3/14/08		(a)915	915
First Tennessee Bank,
5.05%, 8/15/08		(a)457	457
5.06%, 8/15/08		(a)1,830	1,830
Goldman Sachs Group, Inc.,
4.62%, 2/13/09		(a)860	860
5.10%, 9/12/08		(a)457	457
HSBC Finance Corp.,
5.26%, 8/5/08		(a)457	457
IBM Corp.,
5.27%, 9/8/08		(a)1,830	1,830
Lehman Brothers, Inc.,
4.49%, 1/2/08		780	780
Macquarie Bank Ltd.,
4.95%, 8/20/08		(a)915	915
Metropolitan Life Global Funding,
4.89%, 8/21/08		(a)1,372	1,372
National Bank of Canada,
5.21%, 4/2/08		(a)1,830	1,830
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08		(a)1,830	1,830
Nationwide Building Society,
4.92%, 7/28/08		(a)1,061	1,061
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08		(a)1,006	1,006
5.26%, 8/8/08		(a)640	640
			30,526

		Value
	Shares	(000)
Investment Company (2.2%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio
— Institutional Class	(h)3,646,953	$ 3,647
Total Short-Term Investments (Cost $34,173)		34,173
Total Investments (116.1%) (Cost $190,420) — including $29,506 of securities Loaned		195,791
Liabilities in Excess of Other Assets (-16.1%)		(27,085)
Net Assets(100%)		$ 168,706

(a)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in designated base rates. The rates shown are those in effect on December 31, 2007.
(b)	Security was valued at fair value — At December 31, 2007, the portfolio held fair valued security valued at approximately $3,108,000 representing 1.8% of net assets.
(c)	All or a portion of security on loan at December 31, 2007.
(d)	Issuer is in default.
(e)	144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.
(g)	Non-income producing security.
(h)	See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
ARS	Argentinean Peso
BRL	Brazilian Real
EGP	Egyptian Pound
MXN	Mexican Peso
RUB	Russian Ruble

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Short:
5 Year U.S.
Treasury Notes	356	$ 39,260	Mar-08	$ (190)

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase	3 Month LIBOR	Pay	4.39%	12/11/12	$36,688	$312

LIBOR — London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2007 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Including $29,506 of Securities on Loan) (Cost $186,773)	$192,144
Investment in Security of Affiliated Issuer, at Value (Cost $3,647)	3,647
Total Investments in Securities, at Value (Cost $190,420)	195,791
Interest Receivable	3,876
Foreign Currency, at Value (Cost $@—)	@—
Due from Broker	543
Unrealized Appreciation on Swap Agreements	312
Receivable for Portfolio Shares Sold	139
Receivable from Affiliate	1
Other Assets	3
Total Assets	200,665
Liabilities:
Collateral on Securities Loaned, at Value	30,526
Payable for Portfolio Shares Redeemed	1,002
Investment Advisory Fees Payable	318
Administration Fees Payable	36
Bank Overdraft	27
Custodian Fees Payable	8
Distribution Fees — Class II Shares	2
Directors’ Fees and Expenses Payable	1
Other Liabilities	39
Total Liabilities	31,959
NET ASSETS	$168,706
Net Assets Consist of:
Paid-in Capital	$147,551
Undistributed (Distributions in Excess of) Net Investment Income	9,266
Accumulated Net Realized Gain (Loss)	6,379
Unrealized Appreciation (Depreciation) on:
Investments	5,371
Foreign Currency Translations	17
Futures Contracts	(190)
Swap Agreements	312
Net Assets	$168,706
CLASS I:
Net Assets	$128,135
Net Asset Value, Offering and Redemption Price Per Share Applicable to 15,022,067 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 8.53
CLASS II:
Net Assets	$ 40,571
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,777,859 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 8.49

@   Amount is less than $500.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $3 Foreign Taxes Withheld)	$12,097
Dividends from Security of Affiliated Issuer	169
Total Investment Income	12,266
Expenses:
Investment Advisory Fees (Note B)	1,276
Administration Fees (Note C)	426
Distribution Fees — Class II Shares (Note D)	137
Custodian Fees (Note E)	26
Professional Fees	25
Shareholder Reporting Fees	24
Directors’ Fees and Expenses	3
Other	37
Total Expenses	1,954
Distribution Fees — Class II Shares Waived (Note D)	(118)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(4)
Expense Offset (Note E)	(2)
Net Expenses	1,830
Net Investment Income (Loss)	10,436
Realized Gain (Loss) on:
Investments Sold	5,205
Options Written	1,066
Foreign Currency Transactions	962
Net Realized Gain (Loss)	7,233
Change in Unrealized Appreciation (Depreciation) on:
Investments	(7,226)
Foreign Currency Translations	11
Future Contracts	(190)
Swap Agreements	312
Net Change in Unrealized Appreciation (Depreciation)	(7,093)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	140
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,576

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$ 10,436	$ 10,743
Net Realized Gain (Loss)	7,233	5,588
Net Change in Unrealized Appreciation (Depreciation)	(7,093)	1,161
Net Increase (Decrease) in Net Assets Resulting from Operations	10,576	17,492
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(9,479)	(12,087)
Net Realized Gain	(4,050)	(2,626)
Class II:
Net Investment Income	(2,809)	(3,203)
Net Realized Gain	(1,208)	(699)
Total Distributions	(17,546)	(18,615)
Capital Share Transactions:(1)
Class I:
Subscriptions	23,867	31,812
Distributions Reinvested	13,529	14,713
Redemptions	(40,006)	(65,353)
Class II:
Subscriptions	5,808	5,543
Distributions Reinvested	4,017	3,902
Redemptions	(6,035)	(4,937)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,180	(14,320)
Total Increase (Decrease) in Net Assets	(5,790)	(15,443)
Net Assets:
Beginning of Period	174,496	189,939
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $9,266 and $8,479, respectively)	$168,706	$174,496
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,741	3,583
Shares Issued on Distributions Reinvested	1,636	1,848
Shares Redeemed	(4,623)	(7,409)
Net Increase (Decrease) in Class I Shares Outstanding	(246)	(1,978)
Class II:
Shares Subscribed	675	618
Shares Issued on Distributions Reinvested	488	492
Shares Redeemed	(700)	(567)
Net Increase (Decrease) in Class II Shares Outstanding	463	543

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 8.92	$ 9.04	$ 8.89	$ 9.04	$ 7.07
Income (Loss) from Investment Operations
Net Investment Income#	0.54	0.53	0.73	0.65	0.63
Net Realized and Unrealized Gain (Loss)	0.01	0.32	0.30	0.14	1.34
Total from Investment Operations	0.55	0.85	1.03	0.79	1.97
Distributions from and/or in Excess of:
Net Investment Income	(0.66)	(0.80)	(0.73)	(0.64)	—
Net Realized Gain	(0.28)	(0.17)	(0.15)	(0.30)	—
Total Distributions	(0.94)	(0.97)	(0.88)	(0.94)	—
Net Asset Value, End of Period	$ 8.53	$ 8.92	$ 9.04	$ 8.89	$ 9.04
Total Return ±	6.55%	10.81%	12.25%	10.06%	27.86%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$128,135	$136,167	$155,945	$150,058	$182,341
Ratio of Expenses to Average Net Assets	1.06%+	1.10%	1.09%	1.15%	1.21%
Ratio of Expenses to Average Net Assets Excluding Interest Expense and Country Tax Expense	N/A	N/A	N/A	N/A	1.20%
Ratio of Net Investment Income to Average Net Assets	6.15%+	5.98%	8.18%	7.45%	7.68%
Portfolio Turnover Rate	59%	57%	63%	128%	248%

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 8.88	$ 9.01	$ 8.87	$ 9.02	$ 7.06
Income (Loss) from Investment Operations
Net Investment Income#	0.53	0.50	0.71	0.65	0.61
Net Realized and Unrealized Gain (Loss)	0.02	0.34	0.30	0.14	1.35
Total from Investment Operations	0.55	0.84	1.01	0.79	1.96
Distributions from and/or in Excess of:
Net Investment Income	(0.66)	(0.80)	(0.72)	(0.64)	—
Net Realized Gain	(0.28)	(0.17)	(0.15)	(0.30)	—
Total Distributions	(0.94)	(0.97)	(0.87)	(0.94)	—
Net Asset Value, End of Period	$ 8.49	$ 8.88	$ 9.01	$ 8.87	$ 9.02
Total Return ±	6.39%	10.80%	12.14%	10.08%	27.76%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$40,571	$38,329	$33,994	$23,846	$ 8,337
Ratio of Expenses to Average Net Assets(1)	1.11%+	1.15%	1.14%	1.20%	1.26%
Ratio of Expenses to Average Net Assets Excluding Interest Expense and Country Tax Expense	N/A	N/A	N/A	N/A	1.25%
Ratio of Net Investment Income to Average Net Assets(1)	6.10%+	5.69%	8.08%	7.57%	7.63%
Portfolio Turnover Rate	59%	57%	63%	128%	248%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.41%+	1.45%	1.44%	1.50%	1.56%
Net Investment Income to Average Net Assets	5.80%+	5.39%	7.78%	7.27%	7.33%
#	Per share amount is based on average shares outstanding.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±

Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.         Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.         Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

3.         Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•             investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•             investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.         Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. The Portfolio may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

5.         Futures: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Assets and Liabilities.

Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6.         Forward Commitments and When-Issued/ Delayed Delivery Securities: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio’s commitments to purchase such securities or designates such assets as segregated on the Portfolio’s records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.         Loan Agreements: The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions (“Lenders”) deemed to be creditworthy by the investment adviser. The Portfolio’s investments in Loans may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans (“Assignments”) from third parties. The Portfolio’s investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8.         Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

The value of the loaned securities was $29,506,000 and related collateral outstanding at December 31, 2007 was $30,526,000.

9.              Purchased and Written Options: The Portfolio may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

The Portfolio may purchase call and put options on its portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Options written for the year ended December 31, 2007 were as follows:

	Number of	Premiums
	Contracts	Received
	(000)	(000)
Options Outstanding — January 1, 2007	—	$ —
Options Written	79,645	1,915
Options Terminated in Closing Purchase Transactions	(79,645)	(1,915)
Options Expired	—	—
Options Exercised	—	—
Options Outstanding — December 31, 2007	—	$ —

10.       New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

11.       Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Over $1
million	million	billion

0.75%	0.70%	0.65%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30% for Class I shares and 1.35% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2007, this waiver amounted to approximately $118,000.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions		2006 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)

$13,236	$4,310	$17,260	$1,355

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to 988 reclasses of realized gain on settled and accrued investment in certain fixed income securities, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net Investment	Accumulated Net Realized	Paid-in
Income (Loss) (000)	Gain (Loss) (000)	Capital (000)

$2,639	$(754)	$(1,885)

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income (000)	Capital Gain (000)

$14,629	$3,263

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)

$191,935	$9,285	$(5,429)	$3,856

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 2, 2008, for U.S. Federal income tax purposes, post-October capital losses of approximately $108,000.

H. Securities Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$ —	$71,601	$67,954	$169	$3,647

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $97,038,000 and $102,156,000, respectively. There were no purchases or sales of long-term U.S. Government securities for the year ended December 31, 2007.

I. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 58.6% and 84.6%, for Class I and Class II shares, respectively.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. -
Emerging Markets Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Debt Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

The Portfolio designated and paid $4,310,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

22

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2007

Investment Adviser and Administrator Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036	Legal Counsel Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131

Distributor Morgan Stanley Distribution, Inc. One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, Pennsylvania 19428-2881	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116-5072

Custodian JPMorgan Chase Bank, N.A. 270 Park Avenue New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFEMDANN
IU08-00567I-Y12/07

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Emerging Markets Equity Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Emerging Markets Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 40.45%, net of fees, for Class I shares and 40.45%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the “Index”) which returned 39.39%.

Factors Affecting Performance

•

In 2007, emerging markets equities posted their fifth consecutive calendar year of double-digit returns, and seventh consecutive year of outperformance over the developed markets. The year’s robust gain in emerging market equities occurred despite an increase in global risk aversion and two sharp sell-offs in February and August. Current account balances for emerging markets remain mostly in surplus, fiscal accounts are largely in balance and foreign exchange reserves in emerging markets central banks are at robust levels, all helping to provide resistance to exogenous factors. On a regional basis, Latin America and Asia outperformed the overall Index, followed by the Europe, Middle East and Africa (EMEA) region.

•	Relative to the Index, overall country allocation and stock selection contributed favorably to performance.

•

Stock selection in China and Russia were the strongest contributors to relative performance during the period. Other significant contributors to relative performance included stock selection in South Africa, Morocco and Korea.

•	An underweight allocation to Taiwan and an overweight allocation to China and Turkey also helped relative results.

•

However, an overweight allocation to Mexico and stock selection within the country hurt relative performance. Stock selection in Brazil, Egypt and the Czech Republic also detracted from relative returns.

Management Strategies

•

Even with the current credit difficulties and consumer slowdown in the U.S., we remain positive on the long-term economic outlook for emerging markets, as their base of growth is becoming more solidly supported by local consumer expansion and increased investment and government infrastructure spending. Emerging market economies in the five-year period through 2007 will account for nearly half of the incremental growth in global gross domestic product versus the U.S. contribution of just 16.7% in the same period.

•

Overall, earnings growth is weakening globally, but in our view remains relatively strong in many emerging markets. Inflation is beginning to climb in certain emerging market economies, as energy costs, higher food prices and rising domestic demand place upward pressure on overall inflation. We believe the key to maintaining outperformance is to make strong country allocation decisions and to select companies with long-term growth potential that tend to do best in the latter stages of a bull market. Broadly speaking, we believe emerging markets should continue to rally, but more volatility is likely. Risks to emerging market equities include a resurgence of sustained inflation—particularly in China, a recession in the U.S., a sharp fall in commodities prices or a major rise in risk aversion.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	40.45%	36.57%	13.82%	12.03%
MSCI Emerging Markets Net Index	39.39	37.02	14.30	11.29

Portfolio – Class II(4)	40.45	—	—	35.96
MSCI Emerging Markets Net Index	39.39	—	—	36.24

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Emerging Markets Equity Portfolio

(1)                       The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index consists of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)                       Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)                       Commenced operations on October 1, 1996.

(4)                       Commenced operations on January 10, 2003.

(5)                       For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*                 Commenced operations on January 10, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Emerging Markets Equity Portfolio

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2007
	Account Value	December 31,	— December
	July 1, 2007	2007	31, 2007
Class I
Actual	$1,000.00	$1,198.40	$8.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.34	7.93
Class II
Actual	1,000.00	1,198.20	8.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.09	8.19
*

Expenses are equal to Class I and Class II shares’ annualized net expense ratios of 1.56% and 1.61%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or investment type as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

Emerging Markets Equity Portfolio

		Value
	Shares	(000)
Common Stocks (97.9%)
(Unless Otherwise Noted)
Argentina (0.9%)
Tenaris S.A. ADR	318,672	$ 14,254
Austria (0.7%)
Raiffeisen International Bank Holding AG	79,861	12,032
Brazil (12.3%)
All America Latina Logistica S.A.	582,003	7,455
Banco do Brasil S.A.	472,833	7,971
Banco Itau Holding Financeira S.A. (Preference)	399,726	10,354
Banco Itau Holding Financeira S.A. ADR	211,691	5,474
Cia Energetica de Sao Paulo, Class B (Preference)	(a)153,256	3,690
Cia Siderurgica Nacional S.A.	131,770	11,806
Cia Vale do Rio Doce ADR	1,974,036	55,234
Cia Vale do Rio Doce, Class A (Preference)	18,612	522
Cyrela Brazil Realty S.A.	624,710	8,358
Gerdau S.A. (Preference)	107,100	3,104
Gerdau S.A. ADR	156,069	4,528
Investimentos Itau S.A. (Preference)	822,710	5,370
NET Servicos de Comunicacao S.A. (Preference)	(a)501,017	6,005
Petrobras S.A. (Preference)	160,252	7,743
Petrobras S.A. ADR	61,605	7,099
Petrobras S.A. ADR (Preference)	403,214	38,797
Unibanco - Uniao de Bancos Brasileiros S.A.	129,948	1,813
Unibanco - Uniao de Bancos Brasileiros S.A. GDR	142,722	19,929
Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference)	1	@—
		205,252
China/Hong Kong (17.7%)
Bank of China Ltd., Class H	28,842,000	13,742
Belle International Holdings Ltd.	623,000	934
BYD Electronic International Co., Ltd.	(a)3,409,500	6,603
China Coal Energy Co.	8,676,000	26,656
China Communications Construction Co., Ltd., Class H	5,318,000	13,714
China Construction Bank Corp., Class H	33,356,000	27,977
China COSCO Holdings Co., Ltd., Class H	6,023,000	16,434
China Mobile Ltd.	2,853,500	49,449
China Overseas Land & Investment Ltd.	808,000	1,657
China Petroleum & Chemical Corp., Class H	14,232,000	21,168
China Resources Power Holdings Co.	3,667,000	12,450
COSCO Pacific Ltd.	2,710,000	7,159
Datang International Power Generation Co., Ltd., Class H	4,668,000	4,085
Dongfeng Motor Group Co., Ltd., Class H	14,533,000	10,143
GOME Electrical Appliances Holdings Ltd.	7,192,000	18,190
Harbin Power Equipment, Class H	5,042,000	16,007
Industrial & Commercial Bank of China, Class H	28,538,000	20,285
Maanshan Iron & Steel, Class H	11,233,000	7,314
Ping An Insurance Group Co. of China Ltd., Class H	1,138,000	$ 12,072
Shanghai Industrial Holdings Ltd.	2,320,000	10,003
Sino-Ocean Land Holdings Ltd.	(a)175,000	214
		296,256
Czech Republic (1.3%)
Central European Media Enterprises Ltd.	(a)126,500	14,671
Komercni Banka, A.S.	27,500	6,610
		21,281
Egypt (0.7%)
El Sewedy Cables Holding Co.	(a)507,215	10,899
India (10.7%)
Aban Offshore Ltd.	74,100	9,293
ABB Ltd.	295,900	11,320
Axis Bank Ltd.	510,700	12,551
Bharat Heavy Electricals Ltd.	223,114	14,571
Bharti Airtel Ltd.	(a)323,500	8,131
Deccan Chronicle Holdings Ltd.	1,007,176	5,549
Glenmark Pharmaceuticals Ltd.	629,200	9,499
GVK Power & Infrastructure Ltd.	(a)270,224	5,471
HCL Technologies Ltd.	667,800	5,568
HDFC Bank Ltd.	262,400	11,445
HDFC Bank Ltd. ADR	82,100	10,710
Housing Development Finance Corp.	104,900	7,590
India Cements Ltd.	504,728	3,959
Infosys Technologies Ltd.	212,084	9,471
Maruti Suzuki India Ltd.	256,200	6,424
Praj Industries Ltd.	628,100	3,821
Reliance Communications Ltd.	404,500	7,630
Reliance Industries Ltd.	286,800	20,957
Steel Authority of India Ltd.	785,300	5,635
Television Eighteen India Ltd.	(b)144,000	2,022
Zee Entertainment Enterprises Ltd.	864,100	7,154
		178,771
Indonesia (3.5%)
Astra International Tbk PT	3,066,400	8,828
Bank Central Asia Tbk PT	7,285,500	5,606
Bank Mandiri Persero Tbk PT	5,314,500	1,959
Bank Rakyat Indonesia Tbk PT	6,772,500	5,284
Bumi Resources Tbk PT	26,177,500	16,519
International Nickel Indonesia Tbk PT	719,000	7,315
Tambang Batubara Bukit Asam Tbk PT	3,704,500	4,684
Telekomunikasi Indonesia Tbk PT	8,407,000	9,091
		59,286
Luxembourg (0.5%)
Millicom International Cellular S.A.	(a)77,360	9,124
Malaysia (0.6%)
Hap Seng Plantations Holdings Bhd	(a)257,000	247
IOI Corp. Bhd	3,937,650	9,148
		9,395
Mexico (4.8%)
America Movil S.A.B. de C.V., Class L ADR	629,929	38,671
Corp. GEO S.A.B. de C.V.	(a)1,236,433	3,557
Empresas ICA S.A.B. de C.V.	(a)616,700	4,068

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Emerging Markets Equity Portfolio

		Value
	Shares	(000)
Mexico (cont’d)
Grupo Financiero Banorte S.A.B. de C.V., Class O	2,672,600	$ 11,044
Grupo Mexico S.A.B. de C.V., Class B	645,600	4,058
Urbi Desarrollos Urbanos S.A. de C.V	(a)1,249,700	4,317
Wal-Mart de Mexico S.A.B. de C.V., ADR	72,231	2,518
Wal-Mart de Mexico S.A.B. de C.V., Class V	3,511,005	12,240
		80,473
Oman (0.9%)
Bank Muscat SAOG	1,973,676	9,843
Bank Muscat SAOG GDR (Registered)	225,983	5,028
		14,871
Philippines (0.7%)
Ayala Corp.	271,810	3,676
Philippines Long Distance Telephone Co.	48,550	3,717
PNOC Energy Development Corp.	26,147,500	4,119
		11,512
Poland (3.5%)
Bank Handlowy W Warszawie S.A.	118,317	4,771
Bank Millennium S.A.	2,009,059	9,407
Bank Pekao S.A.	154,459	14,118
Bank Zachodni WBK S.A.	77,634	7,855
Budimex S.A.	(a)63,309	2,356
Getin Holding S.A.	(a)246,240	1,452
PBG S.A.	(a)16,348	2,023
Polimex Mostostal S.A.	828,900	2,854
Polski Koncern Naftowy Orlen	(a)130,200	2,721
TVN S.A.	1,111,258	11,255
		58,812
Qatar (0.5%)
Commercial Bank of Qatar	173,325	8,808
Russia (13.0%)
CTC Media, Inc.	(a)447,079	13,502
Eurasia Drilling Co., Ltd. GDR	(a)(c)307,274	8,373
Evraz Group S.A. GDR	141,595	10,967
Mechel OAO ADR	125,977	12,237
Mobile Telesystems OJSC ADR	158,357	16,119
OAO Gazprom ADR	1,293,622	72,846
Sberbank RF	5,142,650	21,331
Sberbank RF GDR	(a)24,972	13,660
Severstal GDR	388,554	8,832
TMK OAO GDR	(c)171,675	7,712
TMK OAO GDR (Registered)	74,160	3,332
Vimpel-Communications ADR	445,798	18,545
Wimm-Bill-Dann Foods OJSC ADR	77,846	10,201
		217,657
South Africa (5.3%)
Allied Electronics Corp., Ltd. (Preference)	(a)699,630	4,402
ArcelorMittal South Africa Ltd.	648,882	12,952
Barloworld Ltd.	215,615	3,395
Exxaro Resources Ltd.	615,400	9,279
Freeworld Coatings Ltd.	(a)215,615	333
Group Five Ltd.	882,760	7,097
MTN Group Ltd.	1,769,445	$ 33,141
Murray & Roberts Holdings Ltd.	723,149	10,775
Raubex Group Ltd.	989,000	6,874
Standard Bank Group Ltd.	34,700	508
		88,756
South Korea (11.7%)
Amorepacific Corp.	(a)5,371	4,046
Cheil Communications, Inc.	(a)18,853	5,671
Cheil Industries, Inc.	(a)71,472	3,940
Doosan Infracore Co., Ltd.	(a)136,547	4,291
GS Engineering & Construction Corp.	(a)51,154	8,388
Hite Brewery Co., Ltd.	(a)35,525	5,392
Hyundai Heavy Industries	(a)32,312	15,037
Hyundai Mipo Dockyard	(a)31,058	9,392
Hyundai Motor Co.	(a)128,670	9,807
Korean Airlines Co., Ltd.	(a)73,642	5,953
LG Chem Ltd.	(a)75,600	7,206
LG Electronics, Inc.	(a)94,771	9,981
LG.Philips LCD Co., Ltd.	(a)263,619	13,945
NHN Corp.	(a)51,326	12,168
Orion Corp.	(a)11,092	2,943
POSCO	12,990	7,862
Samsung Electronics Co., Ltd.	20,698	12,165
Samsung Electronics Co., Ltd. (Preference)	18,642	8,454
Samsung Fire & Marine Insurance Co., Ltd.	34,880	9,404
Shinhan Financial Group Co., Ltd.	(a)198,025	11,362
SK Energy Co., Ltd.	(a)24,483	4,709
SSCP Co., Ltd.	(a)131,374	4,411
STX Pan Ocean Co., Ltd.	(a)3,977,500	9,933
Woongjin Coway Co., Ltd.	(a)272,262	8,772
		195,232
Taiwan (5.0%)
Asustek Computer, Inc.	2,439,976	7,275
AU Optronics Corp.	13,067,487	25,246
Epistar Corp.	1,465,000	6,238
Formosa Plastics Corp.	4,629,000	12,926
Foxconn Technology Co., Ltd.	863,400	6,966
InnoLux Display Corp.	823,000	2,760
InnoLux Display Corp. GDR	(a)367,406	2,499
MediaTek, Inc.	73,575	947
Siliconware Precision Industries Co.	2,279,000	4,056
Taiwan Cement Corp.	5,342,000	7,338
Tripod Technology Corp.	238,891	857
TXC Corp.	484,493	847
Yang Ming Marine Transport Corp.	8,415,546	6,459
		84,414
Turkey (3.6%)
Akcansa Cimento A.S.	450,205	2,723
Aksigorta A.S.	827,266	4,857
KOC Holding A.S.	(a)741,792	4,005
Tekfen Holding A.S.	(a)358,000	1,970
Turkcell Iletisim Hizmet A.S.	1,152,711	12,628
Turkcell Iletisim Hizmet A.S. ADR	19,100	527
Turkiye Garanti Bankasi A.S.	1,565,518	13,966
Turkiye Halk Bankasi A.S.	(a)650,665	6,748

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Emerging Markets Equity Portfolio

		Value
	Shares	(000)
Turkey (cont’d)
Turkiye Is Bankasi, Class C	393,602	$ 2,458
Yapi ve Kredi Bankasi A.S.	(a)3,156,547	11,073
		60,955
Total Common Stocks (Cost $1,236,788)		1,638,040
Investment Company (0.4%)
India (0.4%)
Morgan Stanley Growth Fund (Cost $708)	(a)(d)3,926,900	6,447
Short-Term Investment (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $27,560)	(d)27,560,122	27,560
Total Investments (99.9%) (Cost $1,265,056)		(e) 1,672,047
Other Assets in Excess of Liabilities (0.1%)		1,453
Net Assets (100%)		$1,673,500

(a)	Non-income producing security
(b)	Securities were valued at fair value. At December 31, 2007, the Portfolio held a fair valued security valued at approximately $2,022,000 representing 0.1% of net assets.
(c)	144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(d)	See Note H within the Notes to Financial Statements regarding investments in Morgan Stanley Growth Fund and Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(e)

The approximate market value and percentage of the investments, $1,313,000 and 78.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@	Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
BRL	2,755	$1,548	1/2/08	USD	1,541	$1,541	$ (7)
BRL	171	96	1/3/08	USD	97	97	1
HKD	323	41	1/2/08	USD	41	41	@—
HKD	323	41	1/3/08	USD	41	41	@—
MXN	1,494	137	1/2/08	USD	137	137	@—
MXN	2,465	226	1/3/08	USD	226	226	@—
PLN	1,089	443	1/2/08	USD	441	441	(2)
PLN	291	118	1/3/08	USD	119	119	1
TRY	423	361	1/2/08	USD	361	361	@—
USD	164	164	1/3/08	SGD	238	165	1
USD	174	174	1/3/08	TRY	203	173	(1)
USD	133	133	1/3/08	ZAR	929	136	3
USD	120	120	1/8/08	ZAR	824	120	@—
ZAR	9,666	1,414	1/2/08	USD	1,373	1,373	(41)
ZAR	2,783	407	1/3/08	USD	398	398	(9)
ZAR	4,508	660	1/4/08	USD	655	655	(5)
ZAR	3,615	529	1/7/08	USD	529	529	@—
		$6,612				$6,553	$ (59)

BRL	—	Brazilian Real
HKD	—	Hong Kong Dollar
MXN	—	Mexican Peso
PLN	—	Polish Zloty
SGD	—	Singapore Dollar
TRY	—	Turkish Lira
USD	—	United States Dollar
ZAR	—	South African Rand

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2007
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,236,788)	$1,638,040
Investments in Securities of Affiliated Issuers, at Value (Cost $28,268)	34,007
Total Investments in Securities, at Value (Cost $1,265,056)	1,672,047
Cash	3,121
Receivable for Investments Sold	14,993
Foreign Currency, at Value (Cost $3,068)	3,070
Receivable for Portfolio Shares Sold	2,533
Dividends Receivable	1,155
Interest Receivable	144
Foreign Withholding Tax Reclaim Receivable	71
Receivable from Affiliate	10
Unrealized Appreciation on Foreign Currency Exchange Contracts	6
Other Assets	19
Total Assets	1,697,169
Liabilities:
Payable for Investments Purchased	12,855
Investment Advisory Fees Payable	5,036
Deferred Capital Gain Country Tax	2,644
Payable for Portfolio Shares Redeemed	2,142
Custodian Fees Payable	469
Administration Fees Payable	358
Unrealized Depreciation on Foreign Currency Exchange Contracts	65
Distribution Fees — Class II Shares	19
Director’s Fees and Expenses Payable	3
Other Liabilities	78
Total Liabilities	23,669
NET ASSETS	$1,673,500
Net Assets Consist of:
Paid-in Capital	$921,912
Undistributed (Distributions in Excess of) Net Investment Income	(5,685)
Accumulated Net Realized Gain (Loss)	352,932
Unrealized Appreciation (Depreciation) on:
Investments (Net of $2,644 Deferred Capital Gain Country Tax)	404,347
Foreign Currency Exchange Contracts and Translations	(6)
Net Assets	$1,673,500
CLASS I:
Net Assets	$1,220,017
Net Asset Value, Offering and Redemption Price Per Share Applicable to 50,264,583 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$24.27
CLASS II:
Net Assets	$453,483
Net Asset Value, Offering and Redemption Price Per Share Applicable to 18,701,115 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$24.25

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,215 Foreign Taxes Withheld)	$19,858
Dividends from Security of Affiliated Issuer	934
Interest from Securities of Unaffiliated Issuers	434
Total Investment Income	21,226
Expenses:
Investment Advisory Fees (Note B)	15,976
Administration Fees (Note C)	3,312
Custodian Fees (Note E)	1,290
Distribution Fees — Class II Shares (Note D)	1,113
Professional Fees	83
Shareholder Reporting Fees	75
Directors’ Fees and Expenses	18
Other	146
Total Expenses	22,013
Distribution Fees — Class II Shares Waived (Note D)	(954)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(20)
Expense Offset (Note E)	(8)
Net Expenses	21,031
Net Investment Income (Loss)	195
Realized Gain (Loss) on:
Investments Sold (Net of Capital Gain Country Taxes $45)	356,164
Foreign Currency Transactions	(4,293)
Net Realized Gain (Loss)	351,871
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of Increase in Deferred Capital Gain Country Tax Accruals of $2,187)	82,909
Foreign Currency Exchange Contracts and Translations	996
Net Change in Unrealized Appreciation (Depreciation)	83,905
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	435,776
Net Increase (Decrease) in Net Assets Resulting from Operations	$435,971

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$195	$2,650
Net Realized Gain (Loss)	351,871	144,089
Net Change in Unrealized Appreciation (Depreciation)	83,905	132,421
Net Increase in Net Assets Resulting from Operations	435,971	279,160
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(4,232)	(5,633)
Net Realized Gain	(107,973)	(17,301)
Class II:
Net Investment Income	(1,276)	(1,211)
Net Realized Gain	(34,580)	(3,802)
Total Distributions	(148,061)	(27,947)
Capital Share Transactions:(1)
Class I:
Subscriptions	329,912	232,214
Distributions Reinvested	112,205	22,934
Redemptions	(308,280)	(240,679)
Class II:
Subscriptions	166,369	119,092
Distributions Reinvested	35,856	5,013
Redemptions	(48,211)	(32,089)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	287,851	106,485
Total Increase (Decrease) in Net Assets	575,761	357,698
Net Assets:
Beginning of Period	1,097,739	740,041
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(5,685) and $1,513, respectively)	$1,673,500	$1,097,739
(1) Capital Share Transactions:
Class I:
Shares Subscribed	14,919	13,858
Shares Issued on Distributions Reinvested	5,389	1,490
Shares Redeemed	(14,517)	(14,840)
Net Increase (Decrease) in Class I Shares Outstanding	5,791	508
Class II:
Shares Subscribed	7,514	7,112
Shares Issued on Distributions Reinvested	1,724	326
Shares Redeemed	(2,273)	(1,995)
Net Increase (Decrease) in Class II Shares Outstanding	6,965	5,443

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.53	$14.73	$11.05	$9.04	$6.04
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.01	0.05	0.10	0.07	0.07
Net Realized and Unrealized Gain (Loss)	7.45	5.27	3.63	2.00	2.93
Total from Investment Operations	7.46	5.32	3.73	2.07	3.00
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.13)	(0.05)	(0.06)	—
Net Realized Gain	(2.62)	(0.39)	—	—	—
Total Distributions	(2.72)	(0.52)	(0.05)	(0.06)	—
Net Asset Value, End of Period	$24.27	$19.53	$14.73	$11.05	$9.04
Total Return ±	40.45%	37.14%	33.85%	23.11%	49.67%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,220,017	$868,701	$647,447	$397,693	$323,547
Ratio of Expenses to Average Net Assets(1)†	1.58%+	1.62%	1.65%	1.70%	1.78%
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense	N/A	N/A	N/A	N/A	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.03%+	0.31%	0.81%	0.71%	0.95%
Portfolio Turnover Rate	107%	77%	53%	72%	92%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.58%+	1.63%	1.66%	1.71%	1.87%
Net Investment Income (Loss) to Average Net Assets	0.03%+	0.30%	0.80%	0.70%	0.86%
#	Per share amount is based on average shares outstanding.
†

Effective June 1, 2006, the Adviser has agreed to voluntarily limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class I shares. Prior to June 1, 2006, the maximum ratio was 1.65% for Class I shares.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±

Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.
Annual Report – December 31, 2007

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,				Period from January 10, 2003* to December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.52	$14.71	$11.04	$9.03	$6.22
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	(0.01)	0.03	0.08	0.06	0.05
Net Realized and Unrealized Gain (Loss)	7.46	5.30	3.64	2.01	2.76
Total from Investment Operations	7.45	5.33	3.72	2.07	2.81
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.13)	(0.05)	(0.06)	—
Net Realized Gain	(2.62)	(0.39)	—	—	—
Total Distributions	(2.72)	(0.52)	(0.05)	(0.06)	—
Net Asset Value, End of Period	$24.25	$19.52	$14.71	$11.04	$9.03
Total Return ±	40.45%	37.17%	33.76%	23.00%	45.34	%††
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$453,483	$229,038	$92,594	$31,942	$9,066
Ratio of Expenses to Average Net Assets(1)†	1.63%+	1.67%	1.70%	1.75%	1.83	%**
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense	N/A	N/A	N/A	N/A	1.80	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.04)%+	0.19%	0.66%	0.64%	0.90	%**
Portfolio Turnover Rate	107%	77%	53%	72%	92	%††
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.93%+	1.98%	2.01%	2.06%	2.22	%**
Net Investment Income (Loss) to Average Net Assets	(0.34)%+	(0.12)%	0.35%	0.33%	0.51	%**
#				Per share amount is based on average shares outstanding.
*				Commencement of Operations
**				Annualized
†

Effective June 1, 2006, the Adviser has agreed to voluntarily limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class II shares. Prior to June 1, 2006, the maximum ratio was 1.70% for Class II shares.

††				Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±

Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements  (cont’d)

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2007, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.              Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

5.              New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements  (cont’d)

inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

6.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B.            Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Next $1.5	Over $2.5
million	million	billion	billion
1.25%	1.20%	1.15%	1.00%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.60% for Class I shares and 1.65% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2007, this waiver amounted to approximately $954,000.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements  (cont’d)

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by certain of the countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From:		2006 Distributions Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income (000)	Capital Gain (000)	Income (000)	Capital Gain (000)
$11,188	$136,873	$6,844	$21,103

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, foreign capital gain tax, net operating loss and distribution reclass, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(1,885)	$1,885	—

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$ 91,239	$262,829

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$ 1,271,931	$ 429,455	$ (29,339)	$400,116

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in Morgan Stanley Growth Fund, a closed-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund was acquired at a cost of $707,722.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value December 31, 2006 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend income (000)	Market Value December 31, 2007 (000)
$3,820	—	—	—	$6,447

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $20,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements  (cont’d)

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value December 31, 2006 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2007 (000)
$ —	$362,437	$334,877	$934	$27,560

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,539,000,000 and $1,405,694,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2007.

During the year ended December 31, 2007, the Portfolio incurred approximately $9,000 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer. Additionally, during the year ended December 31, 2007, the Portfolio paid approximately $22,000 in brokerage commissions to China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

I. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 62.9% and 74.5%, for Class I and Class II shares, respectively.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. -

Emerging Markets Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2008

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

The Portfolio designated and paid $136,873,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2007.

The Portfolio intends to pass through foreign tax credits of $769,000, and has derived net income from sources within foreign countries amounting to $21,073,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (Cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                            This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**                     The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                            This is the earlest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free
1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFEMEANN
IU08-00569I-Y12/07

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Global Value Equity Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

Global Value Equity Portfolio

The Global Value Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.64%, net of fees. The Portfolio underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the “Index”) which returned 9.04%.

Factors Affecting Performance

•

The past year has been a difficult one for equity markets. Global economies were hit by significant credit losses, which led to increasingly tight liquidity, problems in the subprime mortgage sector and a declining U.S. housing market. Global equity markets have recently become dominated by sharp rises in a narrowing group of stocks displaying both earnings and price momentum. Outperformance has been largely concentrated in stocks connected to strength in commodity markets and China, as investors have sought refuge from a deteriorating outlook for the U.S. financial and consumer segments.

•

The Portfolio underperformed its Index for the period. Relative to the Index, areas of weakness included the financials, materials and health care sectors. Stocks within the financials sector sold off strongly in the second half of the year as concerns about the credit markets gained momentum among investors, and holdings within the banks and diversified financials group steeply declined as part of this broader sell-off. In contrast, stocks within the materials sector continued to be supported by high demand in emerging markets; however, although the Portfolio’s holdings within this sector performed well, the Portfolio was underweight in the sector, on valuation grounds, and did not hold some of the stronger performing stocks that were in the Index. The Portfolio’s overweight allocation to the health care sector also hindered relative returns due to the lackluster performance of pharmaceuticals stocks. In response, adjustments were made within the pharmaceutical group to overweight those stocks in the Portfolio which are believed to have attractive earnings potential and are less likely to be impacted by the expiration of key patents.

•

Despite these detractors, there were several areas that benefited relative performance. The Portfolio achieved strong gains within the consumer staples sector. Here, an overweight allocation and holdings within the food, beverage and tobacco group delivered positive returns. In the consumer discretionary sector, investment in the media segment greatly added to overall performance. Moreover, the Portfolio’s exposure to the automobiles and components group also helped. Finally, select diversified holdings within the telecommunication services sector also produced strong returns, with both European and U.S. names delivering positive performance.

Management Strategies

•

As of the close of the period, the Portfolio remains defensively positioned. We continue to hold key overweight positions in the cash generative consumer staples sector – which is dominated by food, beverage and tobacco stocks. While we have made some adjustments to the stock positioning within the pharmaceutical sector, the overweight position has been maintained, and the positions held in this sector are well diversified geographically. Conversely, the Portfolio is underweight in the more cyclical sectors, including a significant underweight in industrials, particularly in European capital goods stocks. We are also underweight in the materials sector as well as in the information technology sector, with holdings now concentrated in the hardware and equipment group.

•

We have carefully reviewed the Portfolio’s positioning within the financials sector, and are underweight relative to the Index. Among the subsectors, we have an overweight allocation in the insurance group, an underweight position in diversified financials, and are approximately market-weight in banks. Within the banks group, we have an overweight position in European banks as we believe they offer better value than the U.S. banks, where we remain underweight.

•

In these volatile market conditions, we believe that adhering to our highly disciplined and established investment process is very important. We continue to focus on identifying investment opportunities which meet our valuation criteria as we believe that this is the key to achieving outperformance over the longer term.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Global Value Equity Portfolio

Performance Compared to the Morgan Stanley
Capital International (MSCI) World Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio - Class I(3)	6.64%	14.90%	7.38%	8.48%
MSCI World Index	9.04	16.96	7.00	7.85

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on January 2, 1997.
(4)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note D in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Global Value Equity Portfolio

funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 — December 31, 2007
Actual	$1,000.00	$967.80	$4.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

*       Expenses are equal to the Portfolio’s annualized net expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type as a percentage of total investments.

*       Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

Global Value Equity Portfolio

		Value
	Shares	(000)
Common Stocks (99.3%)
Australia (2.5%)
Boral Ltd.	83,243	$ 446
Foster’s Group Ltd.	109,723	630
Goodman Fielder Ltd.	948,395	1,573
		2,649
France (7.7%)
BNP Paribas	26,155	2,811
Lafarge S.A.	12,667	2,293
Sanofi-Aventis S.A.	14,128	1,291
Total S.A.	22,567	1,873
		8,268
Germany (3.0%)
Bayerische Motoren Werke AG	19,150	1,183
Daimler AG	21,032	2,037
		3,220
Ireland (2.1%)
Bank of Ireland	49,346	732
Kerry Group plc, Class A	49,650	1,569
		2,301
Italy (1.1%)
ENI S.p.A.	33,843	1,233
Japan (10.4%)
Astellas Pharma, Inc.	18,100	790
Canon, Inc.	27,700	1,265
Kao Corp.	53,000	1,595
Keihin Corp.	87,700	1,568
Kuraray Co., Ltd.	42,500	513
Mitsui Sumitomo Insurance Co., Ltd.	72,000	703
Nissan Motor Co., Ltd.	112,600	1,219
Sankyo Co., Ltd.	29,200	1,354
Sumitomo Electric Industries Ltd.	78,200	1,246
Takeda Pharmaceutical Co., Ltd.	15,300	894
		11,147
Netherlands (4.8%)
Aegon N.V.	85,982	1,509
Koninklijke Philips Electronics N.V.	12,976	562
Unilever N.V. CVA	56,556	2,071
Wolters Kluwer N.V.	30,949	1,011
		5,153
Norway (1.4%)
StatoilHydro ASA	49,709	1,537
Singapore (0.8%)
ComfortDelgro Corp., Ltd.	671,000	844
South Korea (0.9%)
SK Telecom Co., Ltd. ADR	32,141	959
Spain (4.1%)
Banco Bilbao Vizcaya Argentaria S.A.	71,120	1,747
Telefonica S.A.	81,113	2,621
		4,368
Sweden (1.1%)
Telefonaktiebolaget LM Ericsson, Class B	484,045	1,132
Switzerland (3.1%)
Novartis AG (Registered)	38,548	$ 2,100
Syngenta AG (Registered)	2,214	562
UBS AG (Registered)	15,024	697
		3,359
Taiwan (0.7%)
Chunghwa Telecom Co., Ltd. ADR	33,626	710
United Kingdom (20.4%)
Barclays plc	222,684	2,256
Cadbury Schweppes plc	220,679	2,751
GlaxoSmithKline plc	41,223	1,046
Imperial Tobacco Group plc	53,609	2,919
Old Mutual plc	378,754	1,256
Reed Elsevier plc	108,096	1,454
Rolls-Royce Group plc	(a)110,941	1,199
Rolls-Royce Group plc, Class B	6,369,948	14
Royal Bank of Scotland Group plc	169,672	1,525
Royal Dutch Shell plc ADR	26,184	2,205
Vodafone Group plc	361,261	1,346
WM Morrison Supermarkets plc	322,148	2,078
WPP Group plc	150,798	1,931
		21,980
United States (35.2%)
Alcoa, Inc.	22,540	824
Altria Group, Inc.	51,304	3,877
American Electric Power Co., Inc.	12,661	589
American International Group, Inc.	19,721	1,150
Arrow Electronics, Inc.	(a)30,300	1,190
AT&T, Inc.	17,120	711
Bank of New York Mellon Corp. (The)	34,826	1,698
Chevron Corp.	24,221	2,260
Citigroup, Inc.	38,933	1,146
Covidien Ltd.	25,890	1,147
Dominion Resources, Inc.	20,142	956
EMC Corp.	(a)73,497	1,362
Freddie Mac	34,573	1,178
Hewlett-Packard Co.	25,595	1,292
Illinois Tool Works, Inc.	20,301	1,087
Ingersoll-Rand Co., Ltd., Class A	23,373	1,086
International Business Machines Corp.	23,266	2,515
Marsh & McLennan Cos., Inc.	51,342	1,359
Merrill Lynch & Co., Inc.	24,284	1,304
Peabody Energy Corp.	25,670	1,582
Pfizer, Inc.	35,177	800
Schering-Plough Corp.	39,908	1,063
Tyco International, Ltd.	26,118	1,036
UnitedHealth Group, Inc.	42,567	2,477
Verizon Communications, Inc.	24,967	1,091
Viacom, Inc., Class B	(a)11,309	497
Weyerhaeuser Co.	7,415	547
Wyeth	45,749	2,022
		37,846
Total Common Stocks (Cost $88,547)		106,706

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Global Value Equity Portfolio

		Value
	Shares	(000)
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $777)	(b)776,963	$ 777
Total Investments (100.0%) (Cost $89,324)		(c) 107,483
Liabilities in Excess of Other Assets (0.0%)		(13)
Net Assets (100%)		$107,470

(a)	Non-income producing security.
(b)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(c)

The approximate market value and percentage of the investments, $64,986,000 and 60.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
GBP	2,450	$ 4,868	3/12/08	USD	4,986	$ 4,986	$ 119

GBP — British Pound

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Global Value Equity Portfolio

Statement of Assets and Liabilities	December 31, 2007 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $88,547)	$106,706
Investment in Security of Affiliated Issuer, at Value (Cost $777)	777
Total Investments in Securities, at Value (Cost $89,324)	107,483
Dividends Receivable	123
Unrealized Appreciation on Foreign Currency Exchange Contracts	119
Foreign Currency, at Value (Cost $78)	79
Foreign Withholding Tax Reclaim Receivable	25
Receivable for Portfolio Shares Sold	12
Receivable for Investments Sold	10
Interest Receivable	3
Receivable from Affiliate	@—
Other Assets	2
Total Assets	107,856
Liabilities:
Investment Advisory Fees Payable	187
Payable for Portfolio Shares Redeemed	118
Administration Fees Payable	23
Custodian Fees Payable	14
Payable for Investments Purchased	13
Directors’ Fees and Expenses Payable	1
Other Liabilities	30
Total Liabilities	386
NET ASSETS	$107,470
Net Assets Consist of:
Paid-in Capital	$ 65,206
Undistributed (Distributions in Excess of) Net Investment Income	1,830
Accumulated Net Realized Gain (Loss)	22,156
Unrealized Appreciation (Depreciation) on:
Investments	18,159
Foreign Currency Translations	119
Net Assets	$107,470
CLASS I:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,527,636 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 16.46

@ Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Global Value Equity Portfolio

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $141 Foreign Taxes Withheld)	$ 3,078
Dividends from Security of Affiliated Issuer	24
Interest from Securities of Unaffiliated Issuers	58
Total Investment Income	3,160
Expenses:
Investment Advisory Fees (Note B)	856
Administration Fees (Note C)	320
Custodian Fees (Note D)	41
Professional Fees	23
Shareholder Reporting Fees	16
Directors’ Fees and Expenses	3
Other	26
Total Expenses	1,285
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	@—
Expense Offset (Note D)	@—
Net Expenses	1,285
Net Investment Income (Loss)	1,875
Realized Gain (Loss) on:
Investments Sold	24,048
Foreign Currency Transactions	(197)
Net Realized Gain (Loss)	23,851
Change in Unrealized Appreciation (Depreciation) on:
Investments	(15,860)
Foreign Currency Translations	89
Net Change in Unrealized Appreciation (Depreciation)	(15,771)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	8,080
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 9,955
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Global Value Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$ 1,875	$ 2,058
Net Realized Gain (Loss)	23,851	10,181
Net Change in Unrealized Appreciation (Depreciation)	(15,771)	14,096
Net Increase (Decrease) in Net Assets Resulting from Operations	9,955	26,335
Distributions from and/or in Excess of:
Net Investment Income	(2,154)	(2,124)
Net Realized Gain	(9,093)	(5,221)
Total Distributions	(11,247)	(7,345)
Capital Share Transactions:(1)
Subscriptions	13,828	25,296
Distributions Reinvested	11,247	7,345
Redemptions	(67,613)	(34,281)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(42,538)	(1,640)
Total Increase (Decrease) in Net Assets	(43,830)	17,350
Net Assets:
Beginning of Period	151,300	133,950
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $1,830 and $2,119, respectively)	$107,470	$151,300
(1) Capital Share Transactions:
Shares Subscribed	796	1,608
Shares Issued on Distributions Reinvested	655	502
Shares Redeemed	(3,831)	(2,208)
Net Increase (Decrease) in Capital Shares Outstanding	(2,380)	(98)

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

Global Value Equity Portfolio

	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 16.99	$ 14.87	$ 14.30	$ 12.69	$ 9.84
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.25	0.24	0.23	0.15	0.14
Net Realized and Unrealized Gain (Loss)	0.94	2.78	0.59	1.56	2.71
Total from Investment Operations	1.19	3.02	0.82	1.71	2.85
Distributions from and/or in Excess of:
Net Investment Income	(0.33)	(0.26)	(0.15)	(0.10)	—
Net Realized Gain	(1.39)	(0.64)	(0.10)	—	—
Total Distributions	(1.72)	(0.90)	(0.25)	(0.10)	—
Net Asset Value, End of Period	$ 16.46	$ 16.99	$ 14.87	$ 14.30	$ 12.69
Total Return ±	6.64%	21.21%	5.83%	13.54%	28.96%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$107,470	$151,300	$133,950	$135,687	$105,613
Ratio of Expenses to Average Net Assets(1)	1.00%+	1.05%	1.02%	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.47%+	1.53%	1.60%	1.15%	1.33%
Portfolio Turnover Rate	36%	29%	26%	27%	65%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	N/A	N/A	1.17%	1.28%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	1.13%	1.20%

#	Per share amount is based on average shares outstanding.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±

Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Global Value Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.

Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.

Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3.

Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•         investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•         investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected as unrealized gains (losses) on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2007, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

4.

Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain or modify exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

5.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

6.

Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Next $500 million	Next $1 billion	Next $1 billion	Next $1 billion	Over $4.5 billion
0.67%	0.645%	0.62%	0.595%	0.57%	0.545%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

Morgan Stanley Investment Management Limited (the “Sub-Adviser” or “MSIM Limited”), a wholly-owned subsidiary of Morgan Stanley, serves as Sub-Adviser for the Portfolio on a day-to-day basis. MSIM Limited selects, buys and sells securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

F. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From:		2006 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,337	$8,910	$2,633	$4,712

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and and gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net Investment	Accumulated Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(10)	$10	—

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income (000)	Capital Gain (000)
$4,225	$20,423

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$89,812	$21,564	$(3,893)	$17,671

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 2, 2008, for U.S. Federal income tax purposes, post-October PFIC losses of approximately $48,000.

G. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company  managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by less than $500 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006 (000)	at Cost (000)	Proceeds (000)	Income (000)	2007 (000)
$ —	$25,114	$24,337	$24	$777

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $44,941,000 and $93,036,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2007.

During the year ended December 31, 2007, the Portfolio incurred less than $500 of brokerage commissions to Morgan Stanley & Co. Incorporated an affiliated broker dealer.

H. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 71.6%.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. -

Global Value Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Value Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Value Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2008

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

For corporate shareholders, 49.1% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $8,910,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2007.

The Portfolio intends to pass through foreign tax credits of $100,000, and has derived net income from sources within foreign countries amounting to $2,269,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director

James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFGVEANN
IU08-00578I-Y12/07

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

International Magnum Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

International Magnum Portfolio

The International Magnum Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in Europe, Australasia and the Far East (EAFE) countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging market countries are greater than the risks generally associated with foreign investments.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 14.59%, net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned 11.17%.

Factors Affecting Performance

•      In general, financial markets worldwide advanced during the 12-months ended December 31, 2007. However, with the widely anticipated economic slowdown in the U.S., it is still not fully clear how this will ultimately impact the global picture.

•      In the second half of 2007, evidence of a mid-cycle slowdown in the U.S. began to surface. Although a pickup in third quarter GDP growth was better than expected, investor optimism quickly dissipated following news that the ISM Index: Manufacturing (the Institute of Supply Management’s survey of purchasing executives at roughly 300 industrial companies), which peaked at 56 in June 2007, fell to 47.7 in December (below 50 signals contraction). In contrast, the ISM Services Non Manufacturing Index did not drop as much as the ISM Index: Manufacturing. The ISM Services Non Manufacturing Index returned 53.9 in December, down somewhat from its peak of 60.7 in June 2007.

•      Moreover, the worsening U.S. housing market and the subsequent crisis in the subprime mortgage market caused credit to significantly tighten as liquidity decreased. Corporate profits, which remained generally robust in the first half of the year, decreased sharply later in the year, and the domestic unemployment rate surged to 5% in December.

•      However, a prevailing trend over much of the period was the apparent decoupling of the U.S. markets with the rest of the world. Asia and emerging markets were resilient and showed impressive growth rates. The U.S. dollar declined, whereas the Euro and the emerging market currencies rallied. The MSCI World Index returned 5.2% in local currency and 9.0% in dollar terms. The MSCI U.S. Index returned 5.4% and the MSCI EAFE markets returned 3.5% in local currency and 11.2% in dollar terms. MSCI Japan Index was the clear outlier declining 10.1% in local terms and 4.2% in dollar terms.

•      The Portfolio had a very strong year, and its outperformance can be primarily attributed to the decision to overweight the Asia Pacific ex-Japan and the emerging markets regions. Currency management also added to results. Security selection within Asia Pacific ex-Japan, Europe and Japan were also large contributors. Notable detractors included the Portfolio’s underweight allocation to Europe.

Management Strategies

•      At the beginning of 2007, we believed we would see an end to the trend of “value” outperformance and a rotation into more growth-oriented industries. Therefore, during the first quarter of 2007, we implemented a strategic shift in the Portfolio by adding an explicit allocation to international growth securities.

•      As a result, the Portfolio is slightly overweight growth securities. The style allocation shift turned profitable during the second half of the year, as investors began to focus on higher-quality, less-leveraged companies with strong balance sheets. Given our emphasis on building diversified portfolios across regions and investing in higher-quality growth companies, we believe the Portfolio is well positioned for the ensuing market rotation and forecasted global economic slowdown.

•      Regionally, the Portfolio is underweight Europe, Japan and Asia, and overweight in emerging markets. We believe that valuations remain expensive for European companies given that we expect reduced growth in the region in the face of headwinds from stresses in the liquidity and credit markets, as well as the ongoing deterioration of the U.S. housing market. The Japanese economy also appears sluggish with stagnating wages and slower consumer spending. On the other hand, emerging markets continue to show impressive growth rates; however, we believe valuations are stretched in some of these countries.

•      On a sector basis, we are maintaining the Portfolio’s overweight to the health care and industrials sectors, and an underweight to financials, energy, materials and utilities. We also maintain an overweight to cash to help buffer the market volatility.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

International Magnum Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(4)

Portfolio – Class I(3)	14.59%	18.96%	6.69%	6.75%
MSCI EAFE Index	11.17	21.59	8.66	8.12

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)   The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ire-land, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)   Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)   Commenced operations on January 2, 1997.

(4)   For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Please note that ‘‘Expenses Paid During Period’’ are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note D in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

International Magnum Portfolio

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending Account	During Period *
	Account	Value	July 1, 2007 —
	Value	December 31,	December 31,
	July 1, 2007	2007	2007

Actual	$1,000.00	$1,025.10	$5.36
Hypothetical (5% average
annual return before expenses)	1,000.00	1,019.91	5.35

*     Expenses are equal to the Portfolio’s annualized net expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type as a percentage of total investments.

*     Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

International Magnum Portfolio

	Shares	Value (000)
Common Stocks (97.2%)
Australia (3.2%)
Australia & New Zealand Banking Group Ltd.	16,640	$399
BHP Billiton Ltd.	84,169	2,952
QBE Insurance Group Ltd.	18,750	546
Rio Tinto Ltd.	12,950	1,512
Tatts Group Ltd.	118,000	412
Wesfarmers Ltd.	14,250	505
Westpac Banking Corp.	18,650	455
		6,781
Austria (2.8%)
Andritz AG	26,935	1,615
Erste Bank der Oesterreichischen Sparkassen AG	26,922	1,914
Telekom Austria AG	28,053	777
Wiener Staedtische Versicherung AG	18,502	1,489
		5,795
Belgium (0.4%)
Umicore	3,610	890
Canada (1.3%)
EnCana Corp.	20,700	1,416
Research In Motion Ltd.	(a)11,700	1,327
		2,743
Egypt (0.8%)
Orascom Construction Industries GDR	7,703	1,598
Finland (2.5%)
Fortum Oyj	48,016	2,150
Kone Oyj, Class B	26,215	1,822
Neste Oil Oyj	33,971	1,191
		5,163
France (9.8%)
AXA S.A.	47,576	1,894
BNP Paribas	26,586	2,858
Cie Generale d’Optique Essilor International S.A.	29,243	1,861
Electricite de France	11,653	1,381
Lafarge S.A.	7,457	1,350
LVMH Moet Hennessy Louis Vuitton S.A.	10,133	1,218
Renault S.A.	6,484	910
Sanofi-Aventis S.A.	13,980	1,278
Schneider Electric S.A.	19,802	2,648
Suez S.A.	21,734	1,473
Total S.A.	31,249	2,593
Vallourec	4,424	1,191
		20,655
Germany (9.4%)
Allianz AG (Registered)	6,538	1,398
Bayer AG	30,529	2,784
Bayerische Motoren Werke AG	14,762	912
Celesio AG	22,839	1,409
Commerzbank AG	25,015	947
Continental AG	13,944	1,808
E.ON AG	13,966	2,965
MAN AG	7,924	1,304
Muenchener Rueckversicherungs AG (Registered)	7,134	$1,379
SAP AG	23,134	1,195
SGL Carbon AG	(a)28,407	1,527
Siemens AG (Registered)	13,093	2,055
		19,683
Greece (3.3%)
Coca Cola Hellenic Bottling Co. S.A.	53,640	2,314
EFG Eurobank Ergasias S.A.	27,581	974
National Bank of Greece S.A.	54,067	3,724
		7,012
Hong Kong (5.2%)
Bank of East Asia Ltd.	260,400	1,765
Cheung Kong Holdings Ltd.	25,000	455
China Resources Power Holdings Co.	438,000	1,487
CNOOC Ltd.	878,000	1,474
Esprit Holdings Ltd.	146,000	2,146
Great Eagle Holdings Ltd.	106,000	392
Hang Seng Bank Ltd.	10,500	215
Lee & Man Paper Manufacturing Ltd.	111,900	489
MTR Corp., Ltd.	122,000	445
New World Development Ltd.	138,000	484
Parkson Retail Group Ltd.	138,100	1,648
		11,000
India (1.7%)
Bharti Airtel Ltd.	(a)65,643	1,650
ICICI Bank Ltd. ADR	29,600	1,820
		3,470
Ireland (1.2%)
Allied Irish Banks plc	65,452	1,504
CRH plc	30,271	1,051
		2,555
Israel (0.7%)
Teva Pharmaceutical Industries Ltd. ADR	32,000	1,487
Italy (1.3%)
ENI S.p.A.	38,707	1,410
UniCredito Italiano S.p.A.	157,828	1,314
		2,724
Japan (16.0%)
Amada Co., Ltd.	25,000	220
Astellas Pharma, Inc.	9,500	414
Canon, Inc.	39,500	1,805
Casio Computer Co., Ltd.	17,700	206
Dai Nippon Printing Co., Ltd.	15,000	218
Daicel Chemical Industries Ltd.	39,000	233
Daifuku Co., Ltd.	19,000	269
Daiichi Sankyo Co., Ltd.	14,800	455
Daikin Industries Ltd.	40,800	2,278
Daiwa Securities Group, Inc.	102,000	940
Denki Kagaku Kogyo K.K.	59,000	255
East Japan Railway Co.	37	304
FamilyMart Co., Ltd.	8,700	272
Fuji Machine Manufacturing Co., Ltd.	5,700	124
FUJIFILM Holdings Corp.	9,600	407

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

International Magnum Portfolio

	Shares	Value (000)
Japan (cont’d)
Fujitec Co., Ltd.	10,000	$58
Fujitsu Ltd.	57,000	381
Furukawa Electric Co., Ltd.	(a)55,000	213
Hitachi Capital Corp.	12,400	159
Hitachi High-Technologies Corp.	6,000	131
Hitachi Ltd.	54,000	396
House Foods Corp.	7,500	126
Kaneka Corp.	27,000	224
Kobe Steel Ltd.	317,000	1,027
Komatsu Ltd.	52,900	1,430
Kurita Water Industries Ltd.	9,800	298
Kyocera Corp.	4,000	350
Kyudenko Corp.	12,000	61
Lintec Corp.	8,300	141
Maeda Road Construction Co., Ltd.	7,000	56
Marubeni Corp.	25,000	176
Matsushita Electric Industrial Co., Ltd.	27,000	552
Minebea Co., Ltd.	31,000	198
Mitsubishi Chemical Holdings Corp.	37,000	284
Mitsubishi Corp.	22,100	602
Mitsubishi Heavy Industries Ltd.	75,000	321
Mitsui Mining & Smelting Co., Ltd.	49,000	196
Mitsumi Electric Co., Ltd.	10,600	354
Nagase & Co., Ltd.	11,000	114
NEC Corp.	66,000	305
Nifco, Inc.	8,800	205
Nintendo Co., Ltd.	1,500	911
Nippon Meat Packers, Inc.	15,000	151
Nippon Sheet Glass Co., Ltd.	32,000	161
Nippon Steel Corp.	24,000	148
Nippon Telegraph & Telephone Corp.	46	228
Nissan Motor Co., Ltd.	46,400	502
Nissha Printing Co., Ltd.	2,700	106
Nisshinbo Industries, Inc.	13,000	159
Obayashi Corp.	38,000	191
Ono Pharmaceutical Co., Ltd.	5,700	267
Ricoh Co., Ltd.	23,000	423
Rinnai Corp.	1,900	62
Rohm Co., Ltd.	3,400	296
Ryosan Co., Ltd.	6,500	160
Sanki Engineering Co., Ltd.	7,000	42
Sanwa Holdings Corp.	27,000	133
Sekisui Chemical Co., Ltd.	34,000	229
Sekisui House Ltd.	19,000	206
Sharp Corp.	68,000	1,218
Shin-Etsu Chemical Co., Ltd.	17,000	1,063
Shin-Etsu Polymer Co., Ltd.	14,500	103
Sony Corp.	32,500	1,764
Sumitomo Realty & Development Co., Ltd.	48,000	1,181
Suzuki Motor Corp.	13,900	418
TDK Corp.	4,800	356
Teijin Ltd.	44,000	188
Terumo Corp.	28,000	1,475
Toho Co., Ltd.	4,800	108
Tokyo Electric Power Co., Inc.	4,800	124
Toray Industries, Inc.	155,000	$1,204
Toshiba Corp.	73,000	544
Toyo Ink Manufacturing Co., Ltd.	23,000	79
Toyoda Gosei Co., Ltd.	3,500	123
Toyota Motor Corp.	30,800	1,658
Tsubakimoto Chain Co.	31,000	174
Yamaha Corp.	13,200	301
Yamaha Motor Co., Ltd.	10,500	255
		33,469
Luxembourg (0.8%)
Millicom International Cellular S.A.	(a)13,600	1,604
Mexico (1.3%)
America Movil S.A.B. de C.V., Class L ADR	23,067	1,416
Wal-Mart de Mexico S.A.B. de C.V. ADR	40,100	1,398
		2,814
Netherlands (0.8%)
TNT N.V.	20,395	849
Wolters Kluwer N.V.	27,959	913
		1,762
Norway (1.7%)
Telenor ASA	(a)114,730	2,712
TGS Nopec Geophysical Co. ASA	(a)60,915	827
		3,539
Portugal (1.1%)
Banco Espirito Santo S.A. (Registered)	102,162	2,231
Singapore (2.2%)
CapitaCommercial Trust REIT	40,420	69
CapitaLand Ltd.	116,000	499
City Developments Ltd.	33,000	321
DBS Group Holdings Ltd.	107,000	1,516
Keppel Corp. Ltd.	206,000	1,844
Oversea-Chinese Banking Corp.	31,600	182
SembCorp Industries Ltd.	61,480	246
		4,677
Spain (2.3%)
Banco Bilbao Vizcaya Argentaria S.A.	56,913	1,398
Banco Santander S.A.	68,082	1,471
Telefonica S.A.	58,710	1,897
		4,766
Sweden (1.6%)
Getinge AB, Class B	91,042	2,431
Sandvik AB	57,334	975
		3,406
Switzerland (9.2%)
ABB Ltd. (Registered)	81,898	2,361
Compagnie Financiere Richemont S.A., Class A	18,117	1,236
EFG International (Registered)	36,832	1,485
Nestle S.A. (Registered)	10,171	4,661
Nobel Biocare Holding AG	2,530	669
Novartis AG (Registered)	50,176	2,734
Roche Holding AG-Genusschein	15,450	2,661
SGS S.A. (Registered)	1,102	1,298
UBS AG (Registered)	25,732	1,195

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

International Magnum Portfolio

	Shares	Value (000)
Switzerland (cont’d)
Zurich Financial Services AG (Registered)	3,584	$1,055
		19,355
Taiwan (0.6%)
Delta Electronics, Inc.	386,000	1,311
United Kingdom (16.0%)
Anglo American plc	20,967	1,271
BAE Systems plc	121,467	1,189
Barclays plc	193,860	1,964
BG Group plc	55,773	1,284
British American Tobacco plc	35,596	1,402
Capita Group plc	95,286	1,332
GlaxoSmithKline plc	59,249	1,503
HSBC Holdings plc	109,158	1,831
Imperial Tobacco Group plc	21,216	1,155
Man Group plc	62,039	714
Prudential plc	186,963	2,628
Reckitt Benckiser Group plc	28,494	1,646
Reed Elsevier plc	164,672	2,216
Rolls-Royce Group plc	(a)86,679	937
Rolls-Royce Group plc, Class B	3,593,660	8
Royal Dutch Shell plc, Class A	69,455	2,926
SABMiller plc	51,502	1,449
Standard Chartered plc	43,117	1,566
Tesco plc	398,669	3,764
Vodafone Group plc	532,236	1,984
WM Morrison Supermarkets plc	133,228	859
		33,628
Total Common Stocks (Cost $163,081)		204,118
Preferred Stock (0.3%)
Germany (0.3%)
Fresenius SE (Cost $643)	7,924	658
Short-Term Investment (2.1%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $4,359)	(b)4,358,949	4,359
Total Investments (99.6%) (Cost $168,083)		(c) 209,135
Other Assets in Excess of Liabilities (0.4%)		798
Net Assets (100%)		$209,933

(a)                     Non-income producing security.

(b)                    See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(c)                     The approximate market value and percentage of the investments, $192,710,000 and 92.1%, respectively, represent the securities thtat have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR        American Depositary Receipt

GDR          Global Depositary Receipt

REIT        Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
AUD	1,150	$1,005	3/13/08	USD	1,005	$1,005	$@—
EUR	100	146	1/2/08	HKD	147	147	1
EUR	612	895	1/2/08	USD	881	881	(14)
EUR	232	340	1/3/08	USD	342	342	2
EUR	4,881	7,142	3/13/08	USD	7,180	7,180	38
EUR	711	1,040	3/13/08	USD	1,045	1,045	5
EUR	2,055	3,006	3/13/08	USD	3,023	3,023	17
GBP	2,092	4,157	3/13/08	USD	4,252	4,252	95
GBP	1,145	2,275	3/13/08	USD	2,327	2,327	52
JPY	414,051	3,735	3/13/08	USD	3,740	3,740	5
JPY	365,686	3,299	3/13/08	USD	3,330	3,330	31
USD	1,195	1,195	3/13/08	AUD	1,353	1,183	(12)
USD	2,780	2,780	3/13/08	AUD	3,148	2,753	(27)
USD	3,061	3,061	3/13/08	AUD	3,467	3,031	(30)
USD	92	92	3/13/08	AUD	104	91	(1)
USD	53	53	1/3/08	EUR	36	52	(1)
USD	4,052	4,052	3/13/08	EUR	2,755	4,030	(22)
USD	779	779	3/13/08	EUR	530	775	(4)
USD	5,549	5,549	3/13/08	EUR	3,773	5,520	(29)
USD	2,731	2,731	3/13/08	EUR	1,856	2,715	(16)
USD	290	290	1/3/08	GBP	145	288	(2)
USD	13,175	13,175	3/13/08	GBP	6,483	12,881	(294)
USD	1,361	1,361	3/13/08	GBP	669	1,330	(31)
USD	1,032	1,032	3/13/08	GBP	508	1,009	(23)
USD	8,203	8,203	3/13/08	GBP	4,037	8,021	(182)
USD	110	110	1/2/08	HKD	855	110	@—
USD	47	47	1/3/08	HKD	369	47	@—
USD	3,315	3,315	3/13/08	JPY	366,609	3,307	(8)
USD	166	166	3/13/08	JPY	18,385	166	@—
USD	11,872	11,872	3/13/08	JPY	1,313,074	11,844	(28)
USD	771	771	3/13/08	JPY	85,357	770	(1)
USD	322	322	3/13/08	JPY	35,568	321	(1)
		$87,996				$87,516	$(480)

AUD	—	Australian Dollar
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
USD	—	United States Dollar
@		Value is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

International Magnum Portfolio

Statement of Assets and Liabilities	December 31, 2007
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $163,724)	$204,776
Investment in Security of Affiliated Issuer, at Value (Cost $4,359)	4,359
Total Investments in Securities, at Value (Cost $168,083)	209,135
Receivable for Investments Sold	2,119
Foreign Currency, at Value (Cost $399)	400
Unrealized Appreciation on Foreign Currency Exchange Contracts	246
Receivable for Portfolio Shares Sold	240
Foreign Withholding Tax Reclaim Receivable	111
Dividends Receivable	101
Interest Receivable	20
Receivable from Affiliate	2
Other Assets	3
Total Assets	212,377
Liabilities:
Unrealized Depreciation on Foreign Currency Exchange Contracts	726
Payable for Investments Purchased	691
Payable for Portfolio Shares Redeemed	491
Investment Advisory Fees Payable	418
Administration Fees Payable	45
Custodian Fees Payable	33
Deferred Capital Gain Country Tax	5
Directors’ Fees and Expenses Payable	1
Other Liabilities	34
Total Liabilities	2,444
NET ASSETS	$209,933
Net Assets Consist of:
Paid-in Capital	$145,824
Undistributed (Distributions in Excess of) Net Investment Income	4,532
Accumulated Net Realized Gain (Loss)	18,986
Unrealized Appreciation (Depreciation) on:
Investments (Net of $5 Deferred Capital Gain Country Tax)	41,047
Foreign Currency Exchange Contracts and Translations	(456)
Net Assets	$209,933
CLASS I:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 14,477,148 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.50

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

International Magnum Portfolio

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $384 Foreign Taxes Withheld)	$4,072
Dividends from Security of Affiliated Issuer	256
Interest from Securities of Unaffiliated Issuers	371
Total Investment Income	4,699
Expenses:
Investment Advisory Fees (Note B)	1,711
Administration Fees (Note C)	535
Custodian Fees (Note D)	104
Shareholder Reporting Fees	38
Professional Fees	30
Directors’ Fees and Expenses	4
Other	31
Total Expenses	2,453
Investment Advisory Fees Voluntarily Waived (Note B)	(204)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(5)
Expense Offset (Note D)	(1)
Net Expenses	2,243
Net Investment Income (Loss)	2,456
Realized Gain (Loss) on:
Investments Sold (Net of Capital Gain Country Taxes $32)	18,586
Foreign Currency Transactions	2,070
Futures Contracts	703
Net Realized Gain (Loss)	21,359
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of Increase in Deferred Capital Gain Country Tax Accruals of $5)	5,320
Foreign Currency Exchange Contracts and Translations	(301)
Futures Contracts	(112)
Net Change in Unrealized Appreciation (Depreciation)	4,907
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	26,266
Net Increase (Decrease) in Net Assets Resulting from Operations	$28,722

@ Amount is less than $500.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

International Magnum Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$2,456	$1,998
Net Realized Gain (Loss)	21,359	24,308
Net Change in Unrealized Appreciation (Depreciation)	4,907	10,913
Net Increase (Decrease) in Net Assets Resulting from Operations	28,722	37,219
Distributions from and/or in Excess of:
Net Investment Income	(3,258)	(146)
Net Realized Gain	(22,418)	(11,743)
Total Distributions	(25,676)	(11,889)
Capital Share Transactions:(1)
Subscriptions	43,823	47,504
Distributions Reinvested	25,676	11,889
Redemptions	(56,672)	(41,304)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	12,827	18,089
Total Increase (Decrease) in Net Assets	15,873	43,419
Net Assets:
Beginning of Period	194,060	150,641
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $4,532 and $3,281, respectively)	$209,933	$194,060
(1) Capital Share Transactions:
Shares Subscribed	2,992	3,567
Shares Issued on Distributions Reinvested	1,790	972
Shares Redeemed	(3,911)	(3,101)
Net Increase (Decrease) in Capital Shares Outstanding	871	1,438

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

International Magnum Portfolio

	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 14.26	$ 12.38	$ 11.29	$ 9.90	$ 7.78
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.17	0.16	0.14	0.10	0.08
Net Realized and Unrealized Gain (Loss)	1.89	2.77	1.09	1.58	2.05
Total from Investment Operations	2.06	2.93	1.23	1.68	2.13
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(0.01)	(0.14)	(0.29)	(0.01)
Net Realized Gain	(1.59)	(1.04)	—	—	—
Total Distributions	(1.82)	(1.05)	(0.14)	(0.29)	(0.01)
Net Asset Value, End of Period	$ 14.50	$ 14.26	$ 12.38	$ 11.29	$ 9.90
Total Return ±	14.59%	25.13%	11.07%	17.39%	27.42%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$209,933	$194,060	$150,641	$134,674	$108,261
Ratio of Expenses to Average Net Assets (1)	1.05%+	1.09%†	1.15%	1.15%	1.15%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A	N/A	1.15%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.15%+	1.25%	1.26%	0.96%	0.92%
Portfolio Turnover Rate	43%	80%	34%	51%	54%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.15%+	1.18%	1.18%	1.25%	1.38%
Net Investment Income (Loss) to Average Net Assets	1.05%+	1.15%	1.23%	0.86%	0.69%

#                    Per share amount is based on average shares outstanding.

+                    Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

†                     Effective June 1, 2006, the Adviser has agreed to voluntarily limit the ratio of expenses to average net assets to the maximum ratio of 1.05%. Prior to June 1, 2006, the maximum ratio was 1.15%.

±                    Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the International Magnum Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in Europe, Australasia and the Far East (EAFE) countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2. Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3. Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•     investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•     investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements  (cont’d)

period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2007, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4. Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

5. Futures: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains (losses) in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements  (cont’d)

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6. New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

7. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Over $1
million	million	billion
0.80%	0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2007, this waiver amounted to $205,000.

Morgan Stanley Investment Management Limited (“MSIM Limited”), Morgan Stanley Asset & Investment Trust Management Co., Limited (“MSAITM”), and Morgan Stanley Investment Management Company (“MSIM Company”), each a wholly-owned subsidiary of Morgan Stanley, serve as Sub-Advisers for the Portfolio on a day-to-day basis. MSIM Limited and MSAITM each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements  (cont’d)

D. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

F. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From:		2006 Distributions Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income (000)	Capital Gain (000)	Income (000)	Capital Gain (000)
$7,435	$18,241	$5,005	$6,884

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to section 988 reclasses, gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies and foreign capital gain tax, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$2,053	$(2,053)	—

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$ 8,487	$ 15,497

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$ 168,227	$44,134	$(3,226)	$40,908

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 2, 2008, for U.S. Federal income tax purposes, post-October currency and PFIC losses of approximately $791,000 and $7,000, respectively.

G. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements  (cont’d)

of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $5,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value December 31, 2006 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2007 (000)
$—	$58,417	$54,058	$256	$4,359

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $86,996,000 and $85,688,000 respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2007.

During the year ended December 31, 2007, the Portfolio incurred less than $500 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

H. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 78.3%.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. -
International Magnum Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Magnum Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Magnum Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

The Portfolio designated and paid $18,241,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2007.

The Portfolio intends to pass through foreign tax credits of $293,000, and has derived net income from sources within foreign countries amounting to $4,534,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*      This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**   The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*      This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFIMANN
IU08-00586I-Y12/07

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

U.S. Real Estate Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the “Portfolio”) seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio’s concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry. In addition to the general risks associated with real-estate investment, REIT investing entails other risks, such as credit and interest-rate risk.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -17.07%, net of fees, for Class I shares and -17.27%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares underperformed against the FTSE NAREIT Equity REIT Index (the “Index”) which returned -15.69% and the S&P 500® Index which returned 5.49%.

Factors Affecting Performance

•                             This was a highly volatile year for the real estate investment trust (REIT) sector. REITs rallied strongly in January and through mid-February, peaking with a gain of more than 13%, primarily due to transactional evidence of continued strong underlying asset value growth, take-private activity and related speculation for additional take-private activity. The sector subsequently posted modest declines and then suffered significant weakness in the May to July period as the credit crisis emerged and it became clear that asset values had peaked and that financing for take-private and other highly leveraged transactions was no longer available. Given a lack of transaction activity, declines in REIT share prices appeared to reflect an attempt by the public markets to predict the magnitude of the prospective declines in underlying asset values. REITs rallied briefly from mid-August to mid-October, but reversed course in the final months of the year as the credit crisis continued to worsen and investors began to adjust their expectations for asset values downward.

•                             The period featured significant dispersion of returns. The key theme appeared to be investors estimating the impact on growth in cash flows of the various real estate sectors as a result of a weaker economy and a change in the financing environment. Generally, this resulted in sectors with assets with shorter-term leases underperforming those sectors with assets with longer-term leases that were viewed as more defensive on a relative basis. Among the three major sectors, the apartment stocks significantly underperformed, office stocks underperformed and retail stocks performed in-line with the Index.

•                             The apartment sector suffered large declines due to continued concerns with regard to the weakness in the economy. As the sector features short-term leases, investors expect this sector to be the first of the major sectors to be impacted by a slowdown in demand. In addition, investors were concerned with regard to the new competitive rental supply from homes and condominiums. In contrast, advocates for the sector noted the incremental benefit to demand from a dramatically lower propensity to purchase homes versus renting and pointed to the significant discounted share prices relative to underlying values for the majority of the stocks.

•                             The office sector underperformed despite the longer-term nature of their leases. Investors were concerned that the impact of the subprime crisis on finance and mortgage related firms could negatively impact tenant demand. There was also some concern that property prices could face the most significant declines in this sector as property values appeared to be bolstered to the greatest degree by activity from highly leveraged investors. The mixed office-industrial REITs posted the weakest performance of any sector over the period as these companies have significant exposure to suburban office markets and investors appear to be concerned that they will not be able to post earnings growth due to projections for a stagnation of rental growth in these markets.

•                             The retail sector performed in-line with the Index despite concerns with regard to a slowdown in consumer spending. The malls performed in-line and the strip shopping centers modestly underperformed the Index, with the shopping centers modestly underperforming the malls as the companies disappointed investors with weaker than expected earnings growth projections for 2008, primarily due to their external activities.

•                             Among the smaller sectors, the lodging and storage REITs significantly underperformed and the health care and industrial REITs significantly outperformed the Index.

•                             The Portfolio underperformed the Index for the period. Bottom-up stock selection was favorable but sector allocation detracted from performance. Stock selection was especially strong in the hotel, mall, shopping center and apartment sectors; this was partially offset by stock selection in the office sector. From a top-down perspective, the Portfolio benefited from the underweight to the mixed

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

U.S. Real Estate Portfolio

office-industrial sector; this was offset by the underweight to the health care and industrial sectors and the overweight to the hotel sector.

Management Strategies

•

We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices, in our view, provide real estate exposure at the best valuation relative to their underlying real estate values. Given the continued shift in investor sentiment toward sectors perceived as more defensive, we believe that valuations for a number of stocks in sectors perceived as less defensive have become even more attractive on a relative basis versus other sectors as well as versus underlying asset values, as share prices for these stocks appear to have more than priced in any prospective decline in underlying fundamentals and asset values. Our company specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of upscale urban hotels, apartments, and office properties and an underweighting to companies concentrated in the ownership of strip shopping centers, industrial properties and health care assets.

•

We believe that over the medium and long-term, the best indicator for REIT valuations is private real estate values, although there may be periods when the performance of the equity or debt markets may influence short-term funds flows to the sector. While it is likely that investors may increase the required return and risk premium on real estate investments, we believe that longer-term investors will remain committed to maintaining a strategic allocation to the sector due to its potential returns and the diversification benefits from its lack of meaningful correlation to other asset classes.

Performance Compared to the FTSE NAREIT Equity REIT Index(1)  and the S&P 500® Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Year	Years	Inception(6)
Portfolio – Class I(4)	(17.07)%	20.24%	12.01%	12.75%
FTSE NAREIT Equity REIT Index	(15.69)	18.17	10.49	11.43
S&P 500® Index	5.49	12.83	5.91	7.55

Portfolio – Class II(5)	(17.27)	19.93	—	19.93
FTSE NAREIT Equity REIT Index	(15.69)	18.17	—	18.23
S&P 500® Index	5.49	12.83	—	11.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures,  please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The FTSE NAREIT Equity REIT Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on March 3, 1997.
(5)	Commenced operations on November 5, 2002.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

U.S. Real Estate Portfolio

*          Commenced operations on November 5, 2002.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from  the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending Account	During Period*
	Account	Value	July 1, 2007 —
	Value	December 31,	December 31,
	July 1, 2007	2007	2007
Class I
Actual	$1,000.00	$857.60	$5.01
Hypothetical (5% average
annual return before expenses)	1,000.00	1,019.81	5.45
Class II
Actual	1,000.00	856.70	6.08
Hypothetical (5% average
annual return before expenses)	1,000.00	1,018.65	6.61

*          Expenses are equal to Class I and Class II shares’ annualized net expense ratios of 1.07% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

U.S. Real Estate Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*          Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

U.S. Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (96.1%)
Diversified (4.9%)
Forest City Enterprises, Inc., Class A	(a)380,198	16,896
Vornado Realty Trust REIT	438,458	38,562
		55,458
Health Care (5.6%)
Assisted Living Concepts, Inc., Class A	(a)(b)1,142,042	8,565
Cogdell Spencer, Inc. REIT	145,528	2,318
HCP, Inc. REIT	(a)45,721	1,590
Healthcare Realty Trust, Inc. REIT	(a)712,384	18,088
Senior Housing Properties Trust REIT	(a)1,257,617	28,523
Universal Health Reality Income Trust REIT	(a)102,032	3,616
		62,700
Industrial (5.3%)
AMB Property Corp. REIT	(a)366,826	21,114
Cabot Industrial Value Fund LP	(d)(e)8,000	4,000
DCT Industrial Trust, Inc. REIT	(a)306,844	2,857
Keystone Industrial Fund, LP	(b)(c)(d)(e)7,200,000	6,844
ProLogis REIT	391,154	24,791
		59,606
Land (0.3%)
Plum Creek Timber Co., Inc. REIT	(a)67,167	3,092
Lodging/Resorts (14.5%)
DiamondRock Hospitality Co. REIT	(a)138,459	2,074
Hersha Hospitality Trust REIT	(a)697,166	6,623
Host Hotels & Resorts, Inc. REIT	3,664,655	62,446
Millennium & Copthorne Hotels plc	781,830	6,311
Morgans Hotel Group Co.	(a)(b)726,158	14,000
Starwood Hotels & Resorts Worldwide, Inc.	1,024,444	45,106
Strategic Hotels & Resorts, Inc. REIT	(a)1,602,203	26,805
		163,365
Office (16.7%)
Beacon Capital Partners, Inc. REIT	(c)(d)(e)271,300	64
Boston Properties, Inc. REIT	(a)677,466	62,198
Brandywine Realty Trust REIT	(a)1,176,628	21,097
BRCP REIT I, LLC	(b)(c)(d)(e)4,069,166	2,246
BRCP REIT II, LLC	(b)(c)(d)(e)6,827,857	6,828
Brookfield Properties Corp.	2,707,772	52,125
Mack-Cali Realty Corp. REIT	(a)900,422	30,614
Parkway Properties, Inc. REIT	(a)62,833	2,323
SL Green Realty Corp. REIT	(a)99,069	9,259
		186,754
Office/Industrial — Mixed (4.2%)
Duke Realty Corp. REIT	(a)726,670	18,951
Highwoods Properties, Inc. REIT	33,080	972
Kilroy Realty Corp. REIT	(a)31,111	1,710
Liberty Property Trust REIT	(a)792,990	22,846
PS Business Parks, Inc. REIT	(a)54,385	2,858
		47,337
Residential Apartments (18.1%)
American Campus Communities, Inc. REIT	(a)17,557	$ 471
Apartment Investment & Management Co. REIT	(a)2,365	82
Atlantic Gulf Communities Corp.	(b)(c)(e)261,572	@—
AvalonBay Communities, Inc. REIT	(a)502,963	47,349
Camden Property Trust REIT	(a)369,545	17,794
BRE Properties, Inc. REIT	(a)249,045	10,094
Equity Residential Properties Trust REIT	2,267,706	82,703
Essex Property Trust, Inc. REIT	(a)183,990	17,937
GMH Communities Trust REIT	(a)517,367	2,856
Mid-America Apartment Communities, Inc. REIT	(a)3,146	135
Post Properties, Inc. REIT	(a)664,210	23,327
		202,748
Residential Manufactured Homes (1.4%)
Equity Lifestyle Properties, Inc. REIT	(a)353,943	16,165
Retail Regional Malls (14.4%)
General Growth Properties, Inc. REIT	353,209	14,545
Macerich Co. (The) REIT	536,126	38,097
Simon Property Group, Inc. REIT	(a)1,177,283	102,259
Taubman Centers, Inc. REIT	(a)139,709	6,872
		161,773
Retail Strip Centers (7.0%)
Acadia Realty Trust REIT	(a)243,004	6,223
BPP Liquidating Trust REIT	(b)(d)(e)227,282	12
Cedar Shopping Centers, Inc. REIT	(a)186,619	1,909
Developers Diversified Realty Corp. REIT	(a)107,040	4,099
Equity One, Inc. REIT	(a)18,006	415
Federal Realty Investment Trust REIT	(a)256,413	21,064
Ramco-Gershenson Properties Trust REIT	(a)177,329	3,789
Regency Centers Corp. REIT	(a)628,930	40,560
Weingarten Realty Investors REIT	(a)11,980	377
		78,448
Self Storage (3.7%)
Public Storage REIT	448,960	32,958
Sovran Self Storage, Inc. REIT	(a)207,754	8,331
U-Store-It Trust REIT	(a)80,200	735
		42,024
Total Common Stocks (Cost $1,175,808)		1,079,470
Preferred Stocks (0.0%)
Residential Apartments (0.0%)
Atlantic Gulf Communities Corp.	(b)(c)(e)79,420	@—
Atlantic Gulf Communities Corp., Series B	(b)(c)(d)(e)2,003	@—
Atlantic Gulf Communities Corp., Series B (Convertible)	(b)(d)(e)57,048	@—
Total Preferred Stocks (Cost $1,488)		@—

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

U.S. Real Estate Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Investments (16.9%)
Short-Term Debt Securities held as Collateral on Loaned Securities (15.2%)
Alliance & Leicester plc,
5.26%, 9/2/08	$(f)5,105	$5,105
Bancaja,
5.35%, 8/12/08	2,552	2,552
Bank of New York Co., Inc.,
5.24%, 8/8/08	(f)2,552	2,552
BASF AG,
5.18%, 8/19/08	(f)2,552	2,552
BNP Paribas plc,
4.90%, 5/19/08	(f)5,105	5,105
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(f)10,210	10,210
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	(f)5,105	5,105
CC USA, Inc.,
3.89%, 1/28/08	(f)2,551	2,551
CIT Group Holdings,
5.23%, 6/18/08	(f)9,189	9,189
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	34,800	34,800
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(f)5,105	5,105
First Tennessee Bank,
5.05%, 8/15/08	(f)2,553	2,553
5.06%, 8/15/08	(f)10,210	10,210
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(f)4,799	4,799
5.10%, 9/12/08	(f)2,553	2,553
HSBC Finance Corp.,
5.26%, 8/5/08	(f)2,553	2,553
IBM Corp.,
5.27%, 9/8/08	(f)10,210	10,210
Lehman Brothers, Inc.,
4.49%, 1/2/08	4,353	4,353
Macquarie Bank Ltd.,
4.95%, 8/20/08	(f)5,105	5,105
Metropolitan Life Global Funding,
4.89%, 8/21/08	(f)7,658	7,658
National Bank of Canada,
5.21%, 4/2/08	(f)10,209	10,209
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(f)10,210	10,210
Nationwide Building Society,
4.92%, 7/28/08	(f)5,922	5,922
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(f)5,616	5,616
5.26%, 8/8/08	(f)3,573	3,573
		170,350
		Value
	Shares	(000)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class	(g)19,330,021	$19,330
Total Short-Term Investments (Cost $189,680)		189,680
Total Investments (113.0%) (Cost $1,366,976) — including $167,516 of Securities Loaned		(h)1,269,150
Liabilities in Excess of Other Assets (-13.0%)		(145,775)
Net Assets (100%)		$1,123,375

(a)                     All or a portion of security on loan at December 31, 2007.

(b)                    Non-income producing security.

(c)                     Restricted security not registered under the Securities Act of 1933. Atlantic Gulf Communities Corp. was acquired 5/97 - 6/97 and has a current cost basis of $1,404,000. Atlantic Gulf Communities Corp., Preferred was acquired 2/00 and has a current cost basis of $794,000. Atlantic Gulf Communities Corp., Series B Preferred was acquired 6/97 and has a current cost basis of $20,000. Beacon Capital Partners, Inc. REIT was acquired 3/98 and has a current cost basis of $446,000. BRCP REIT I, LLC was acquired 5/30 - 1/06 and has a current cost basis of $2,246,000. BRCP REIT II, LLC was acquired 10/06 and has a current cost basis of $6,828,000. Keystone Industrial Fund, LP was acquired 10/05 - 3/07 and has a current cost basis of $6,844,000. At December 31, 2007, these securities had an aggregate market value of $15,982,000 representing 1.4% of net assets.

(d)                    Security has been deemed illiquid at December 31, 2007.

(e)                     Security was valued at fair value — At December 31, 2007, the Portfolio held approximately $19,994,000 of fair valued securities, representing 1.8% of net assets.

(f)                       Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in designated base rates. The rates shown are those in effect on December 31, 2007.

(g)                    See Note H within the Notes to Financials Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(h)                    The approximate market value and percentage of the investments, $6,310,000 and 0.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@                       Value is less than $500.

REIT        Real Estate Investment Trust

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2007 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Including $167,516 of Securities on Loan) (Cost $1,347,646)	$1,249,820
Investment in Security of Affiliated Issuer, at Value (Cost $19,330)	19,330
Total Investments in Securities, at Value (Cost $1,366,976)	1,269,150
Cash	258
Receivable for Portfolio Shares Sold	17,490
Dividends Receivable	11,006
Receivable for Investments Sold	1,647
Foreign Currency, at Value (Cost $357)	368
Interest Receivable	89
Receivable from Affiliate	11
Other Assets	36
Total Assets	1,300,055
Liabilities:
Collateral for Securities Loaned, at Value	170,350
Payable for Investments Purchased	2,466
Investment Advisory Fees Payable	2,378
Payable for Portfolio Shares Redeemed	978
Administration Fees Payable	248
Distribution Fees — Class II Shares	76
Custodian Fees Payable	18
Directors’ Fees and Expenses Payable	5
Other Liabilities	161
Total Liabilities	176,680
NET ASSETS	$1,123,375
Net Assets Consist of:
Paid-in Capital	$832,441
Undistributed (Distributions in Excess of) Net Investment Income	31,189
Accumulated Net Realized Gain (Loss)	357,559
Unrealized Appreciation (Depreciation) on:
Investments	(97,825)
Foreign Currency Exchange Contracts and Translations	11
Net Assets	$1,123,375
CLASS I:
Net Assets	$761,902
Net Asset Value, Offering and Redemption Price Per Share Applicable to 34,553,393 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$22.05
CLASS II:
Net Assets	$361,473
Net Asset Value, Offering and Redemption Price Per Share Applicable to 16,558,849 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$21.83

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $188 Foreign Taxes Withheld)	$ 42,158
Dividends from Security of Affiliated Issuer	1,048
Interest from Securities of Unaffiliated Issuers	1,238
Total Investment Income	44,444
Expenses:
Investment Advisory Fees (Note B)	15,709
Administration Fees (Note C)	5,350
Distribution Fees — Class II Shares (Note D)	3,274
Shareholder Reporting Fees	167
Professional Fees	126
Custodian Fees (Note E)	58
Directors’ Fees and Expenses	36
Other	384
Total Expenses Before Investment Related Expenses	25,104
Investment Related Expenses	300
Total Expenses	25,404
Distribution Fees — Class II Shares Waived (Note D)	(935)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(22)
Expense Offset (Note E)	(10)
Net Expenses	24,437
Net Investment Income (Loss)	20,007
Realized Gain (Loss) on:
Investments Sold	631,121
Foreign Currency Transactions	105
Net Realized Gain (Loss)	631,226
Change in Unrealized Appreciation (Depreciation) on:
Investments	(994,864)
Foreign Currency Exchange Contracts and Translations	11
Net Change in Unrealized Appreciation (Depreciation)	(994,853)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(363,627)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(343,620)

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$20,007	$27,761
Net Realized Gain (Loss)	631,226	209,262
Net Change in Unrealized Appreciation (Depreciation)	(994,853)	430,895
Net Increase (Decrease) in Net Assets Resulting from Operations	(343,620)	667,918
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(13,704)	(13,462)
Net Realized Gain	(107,015)	(80,823)
Class II:
Net Investment Income	(11,344)	(8,180)
Net Realized Gain	(105,286)	(56,111)
Total Distributions	(237,349)	(158,576)
Capital Share Transactions:(1)
Class I:
Subscriptions	172,072	237,440
Distributions Reinvested	120,719	94,285
Redemptions	(632,268)	(294,588)
Class II:
Subscriptions	307,954	428,902
Distributions Reinvested	116,630	64,291
Redemptions	(944,649)	(164,498)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(859,542)	365,832
Total Increase (Decrease) in Net Assets	(1,440,511)	875,174
Net Assets:
Beginning of Period	2,563,886	1,688,712
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $31,189 and $26,682, respectively)	$1,123,375	$2,563,886
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,816	8,977
Shares Issued on Distributions Reinvested	4,595	3,816
Shares Redeemed	(23,809)	(11,296)
Net Increase (Decrease) in Class I Shares Outstanding	(13,398)	1,497
Class II:
Shares Subscribed	10,441	16,503
Shares Issued on Distributions Reinvested	4,481	2,622
Shares Redeemed	(38,070)	(6,308)
Net Increase (Decrease) in Class II Shares Outstanding	(23,148)	12,817

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$29.37	$23.09	$20.49	$15.58	$11.33
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.32	0.36	0.36	0.35	0.39
Net Realized and Unrealized Gain (Loss)	(4.90)	8.02	3.08	5.17	3.86
Total from Investment Operations	(4.58)	8.38	3.44	5.52	4.25
Distributions from and/or in Excess of:
Net Investment Income	(0.31)	(0.30)	(0.26)	(0.28)	—
Net Realized Gain	(2.43)	(1.80)	(0.58)	(0.33)	—
Total Distributions	(2.74)	(2.10)	(0.84)	(0.61)	—
Net Asset Value, End of Period	$22.05	$29.37	$23.09	$20.49	$15.58
Total Return ±	(17.07)%	38.04%	17.05%	36.39%	37.51%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$761,902	$1,408,168	$1,072,408	$985,211	$681,576
Ratio of Expenses to Average Net Assets(1)	1.04%+	1.01%	1.03%	1.06%	1.10%
Ratio of Expenses to Average Net Assets Excluding Investment Related Expenses	1.02%+	1.01%	1.03%	1.06%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.14%+	1.40%	1.72%	2.04%	2.97%
Portfolio Turnover Rate	41%	25%	26%	11%	30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	N/A	N/A	N/A	1.11%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	N/A	2.96%

#                            Per share amount is based on average shares outstanding.

+                            Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±                            Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$29.11	$22.92	$20.38	$15.54	$11.33
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.19	0.32	0.33	0.30	0.47
Net Realized and Unrealized Gain (Loss)	(4.78)	7.93	3.04	5.15	3.74
Total from Investment Operations	(4.59)	8.25	3.37	5.45	4.21
Distributions from and/or in Excess of:
Net Investment Income	(0.26)	(0.26)	(0.25)	(0.28)	—
Net Realized Gain	(2.43)	(1.80)	(0.58)	(0.33)	—
Total Distributions	(2.69)	(2.06)	(0.83)	(0.61)	—
Net Asset Value, End of Period	$21.83	$29.11	$22.92	$20.38	$15.54
Total Return ±	(17.27)%	37.67%	16.75%	36.07%	37.16%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$361,473	$1,155,718	$616,304	$333,442	$39,338
Ratio of Expenses to Average Net Assets(1)	1.28% +	1.26%	1.28%	1.31%	1.35%
Ratio of Expenses to Average Net Assets Excluding Investment Related Expenses	1.27% +	1.26%	1.28%	1.31%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.67% +	1.24%	1.58%	1.72%	2.72%
Portfolio Turnover Rate	41%	25%	26%	11%	30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.37% +	1.36%	1.38%	1.41%	1.46%
Net Investment Income (Loss) to Average Net Assets	0.57% +	1.14%	1.48%	1.62%	2.61%

#                            Per share amount is based on average shares outstanding.

+                            Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±                            Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio’s concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Adviser determines that it would be consistent with prudent portfolio management to do so.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.   Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.   Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3.   Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $4,800,000 for which it will receive 4,800,000 shares of common stock. As of December 31, 2007, BRCP

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

REIT I, LLC has drawn down $4,069,000, which represents 84.8% of the commitment. In addition, the Portfolio received return of capital distributions totaling $764,000.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $11,000,000 for which it will receive 11,000,000 shares of common stock. As of December 31, 2007, BRCP REIT II, LLC has drawn down $6,828,000, which represents 62.1% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2007, Keystone Industrial Fund, LP has drawn down $6,844,000, which represents 76.0% of the commitment. In addition, the Portfolio received return of capital distributions totaling $356,000.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund, LP, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 18,000 shares of common stock. As of December 31, 2007, Cabot Industrial Value Fund, LP has drawn down $4,000,000 which represents 44.4% of the commitment.

4.   Restricted Securities: The Portfolio may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Portfolio would, in either case, bear market risks during that period.

5.   Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio.

The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $167,516,000 and related collateral outstanding at December 31, 2007 was approximately $170,350,000.

6.   New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

7.   Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

(other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

The Portfolio invests a significant portion of its assets in securities of real estate investment trusts (REIT). The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually, in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Over $1
million	million	billion
0.80%	0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10% for Class I shares and 1.35% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2007, this waiver amounted to approximately $935,000.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From:		2006 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$50,633	$186,716	$27,904	$130,672

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and gains, basis adjustments on certain equity securities designated as issued by passive foreign investment companies and in-kind redemption adjustment, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$9,548	$(265,708)	$256,160

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$92,526	$296,257

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$1,366,979	$84,837	$(182,666)	$ (97,829)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 2, 2008, for U.S. Federal income tax purposes, post-October currency losses of approximately $13,000.

For the year ended December 31, 2007, the Portfolio realized gains from in-kind redemptions of approximately $257,016,000. The gains are not taxable income to the Portfolio.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $22,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value December 31, 2006 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2007 (000)
$—	$349,248	$329,918	$1,048	$19,330

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $837,088,000 and $1,892,185,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2007.

During the year ended December 31, 2007, the Portfolio incurred approximately $2,000 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/ dealer.

I. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 43.4% and 82.3%, for Class I and Class II shares, respectively.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. -

U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2008

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

For corporate shareholders, 4.2% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $186,716,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).
*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFREIANN

IU08-00589I-Y12/07

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Equity and Income Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

Equity and Income Portfolio

The Equity and Income Portfolio (the “Portfolio”) seeks both capital appreciation and current income by investing primarily in income-producing equity instruments and investment grade fixed income securities.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 3.36%, net of fees, for Class II shares. The Portfolio’s Class II shares outperformed against the Russell 1000® Value Index which returned -0.17% and underperformed against the Lehman Brothers U.S. Government/Credit Index which returned 7.23%.

Factors Affecting Performance

•                             The broad stock market had a modest gain for the year; however, value stocks lagged the broad average. Investors began to favor growth stocks, as economic and market outlooks were dampened by high oil prices, diminished consumer spending, a weak housing market, and concerns about corporate profitability.

•                             Relative to the Russell 1000® Value Index, the Portfolio’s stock allocation benefited primarily from an underweight to the financial sector for the period (although we note that all sector weights are a result of our bottom-up stock selection process and are not intentional top-down allocations). Limited exposures to regional banks and diversified financial companies, and no holdings in real estate investment trusts (REITs), helped minimize the Portfolio’s exposure to the damage caused by the subprime mortgage collapse. The materials sector also bolstered relative performance, but this was primarily due to a single holding which generates a larger share of its business in the health care sector than in the materials sector. An overweight in the consumer staples sector contributed positively to relative returns as well.

•                             Detractors from the stock allocation’s relative performance included an underweight in the energy sector. Stock selection in the technology sector was another area of weakness, due to holdings in hardware and equipment, software and services, and semiconductor companies.

•                             The Portfolio’s fixed income allocation was additive to overall performance for the period. We kept a defensive credit sector allocation, focusing on selected high quality issues. The position benefited relative performance, particularly in later months of the year as credit spreads widened. We continued to look for buying opportunities in the credit sector to take advantage of recent credit spread widening where they offered the opportunity to add value to the Portfolio.

•                             Throughout the year, we also employed a defensive interest rate strategy by keeping the Portfolio’s duration (a measure of interest-rate sensitivity) shorter than that of the benchmark Lehman Brothers U.S. Government/Credit Index. Although this strategy was beneficial early in the period when interest rates were rising, it detracted from performance for the overall reporting year as Federal Reserve easing in the latter months caused rates to decline significantly.

•                             In March of 2007, the Portfolio’s yield curve positioning was adjusted to underweight longer dated issues and overweight intermediate dated issues. This was particularly additive to performance as the spread between intermediate- and long-dated yields widened and the curve steepened during the summer.

•                             We held an underweight position to agency mortgage-backed securities, with a focus on high-coupon, slow-prepaying agency issues, and an overweight to non-agency mortgages issued to high quality borrowers. Overall, the recent turmoil in the mortgage market and the drying up of liquidity hurt price performance. As a result, although the underweight to agency mortgage-backed securities benefited performance, the positive influence was more than offset by the poor price performance of the non-agency position.

•                             We also kept a defensive credit sector allocation, focusing on selected high quality issues. The position benefited relative performance, particularly in later months of the year as credit spreads widened. We continued to look for buying opportunities in the credit sector to take advantage of recent credit spread widening where they offered the opportunity to add value to the Portfolio.

•                             The Portfolio’s convertible securities position detracted from performance for the period, chiefly due to the weak performance of select holdings.

Management Strategies

•                             We continue to seek value stocks using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.

•                             We made a marginal change in the Portfolio’s asset allocation during the period by slightly increasing the

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Equity and Income Portfolio

Portfolio’s fixed income weighting, while decreasing the convertible securities weighting.

Performance Compared to the Russell 1000® Value Index(1) and Lehman Brothers U.S. Government/Credit Index(2)

	Total Returns(3)
		Average
	One	Annual Since
	Year	Inception(5)
Portfolio – Class II(4)	3.36%	11.08%
Russell 1000® Value Index	(0.17)	14.89
Lehman Brothers U.S. Government/Credit Index	7.23	4.15

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on April 30, 2003.
(5)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*                            Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Please note that ‘‘Expenses Paid During Period’’ are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Equity and Income Portfolio

the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2007 —
	Account Value	December 31,	December 31,
	July 1, 2007	2007	2007
Class II
Actual	$1,000.00	$975.30	$3.62
Hypothetical (5% average
annual return before expenses)	1,000.00	1,021.53	3.72

*       Expenses are equal to Class II shares’ annualized net expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by investment type, as a percentage of total investments.

•                             Investment types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

Equity and Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (29.1%)
Aerospace & Defense (0.7%)
BAE Systems 2001 Asset Trust LLC,
6.66%, 9/15/13	$ (a)140	$144
Level 3 Communications, Corp. (Convertible),
2.88%, 7/15/10	1,300	1,141
3.00%, 8/1/35	2,000	2,428
6.00%, 3/15/10	(a)1,275	1,141
		4,854
Agency Fixed Rate Mortgages (0.1%)
Federal Home Loan Mortgage Corp.,
Gold Pools:
6.50%, 2/1/26	12	13
7.50%, 2/1/31 - 4/1/32	53	56
8.00%, 6/1/31	7	7
Federal National Mortgage Association,
Conventional Pools:
6.50%, 7/1/32	152	157
7.00%, 8/1/32 - 11/1/34	244	256
7.50%, 10/1/30 - 1/1/31	30	33
8.00%, 2/1/30 - 5/1/31	33	35
8.50%, 12/1/30 - 5/1/32	33	35
9.50%, 4/1/30	28	30
January TBA,
7.00%, 1/25/36	(b)250	260
Government National Mortgage Association,
Various Pools:
10.50%, 1/15/18	9	11
		893
Air Freight & Logistics (0.0%)
FedEx Corp.,
5.50%, 8/15/09	100	101
7.25%, 2/15/11	10	11
		112
Airlines (0.0%)
America West Airlines, Inc.,
7.10%, 4/2/21	157	162
Asset Backed Corporates (1.3%)
Banc of America Securities Auto Trust,
3.99%, 8/18/09	82	82
Capital Auto Receivables Asset Trust,
4.05%, 7/15/09	68	68
4.98%, 5/15/11	725	728
5.03%, 10/15/09	655	655
5.31%, 10/20/09	(a)775	776
Capital One Auto Finance Trust,
5.07%, 7/15/11	400	401
Caterpillar Financial Asset Trust,
5.57%, 5/25/10	530	533
Chase Issuance Trust,
5.12%, 10/15/14	550	564
CIT Equipment Collateral,
5.07%, 2/20/10	400	400
Citibank Credit Card Issuance Trust,
5.65%, 9/20/19	$1,200	$1,204
CNH Equipment Trust,
4.02%, 4/15/09	15	15
4.27%, 1/15/10	186	186
5.20%, 6/15/10	320	321
DaimlerChrysler Auto Trust,
4.04%, 9/8/09	49	49
Ford Credit Auto Owner Trust,
5.05%, 3/15/10	192	193
5.26%, 10/15/10	625	628
GE Equipment Small Ticket LLC,
4.88%, 10/22/09	(a)252	252
Harley-Davidson Motorcycle Trust,
3.76%, 12/17/12	268	266
4.07%, 2/15/12	195	194
4.41%, 6/15/12	300	299
Hertz Vehicle Financing LLC,
4.93%, 2/25/10	(a)250	251
Honda Auto Receivables Owner Trust,
3.87%, 4/20/09	64	64
3.93%, 1/15/09	11	11
4.85%, 10/19/09	227	227
Hyundai Auto Receivables Trust,
3.98%, 11/16/09	80	79
Merrill Auto Trust Securitization,
4.10%, 8/25/09	75	75
National City Auto Receivables Trust,
2.88%, 5/15/11	97	97
Nissan Auto Receivables Owner Trust,
3.99%, 7/15/09	86	86
TXU Electric Delivery Transition Bond Co. LLC,
4.81%, 11/17/14	25	25
USAA Auto Owner Trust,
3.58%, 2/15/11	103	103
3.90%, 7/15/09	23	23
Wachovia Auto Owner Trust,
4.06%, 9/21/09	39	39
4.79%, 4/20/10	210	210
		9,104
Automobiles (0.2%)
Daimler Finance North America LLC,
8.50%, 1/18/31	145	184
Ford Motor Co. (Convertible),
4.25%, 12/15/36	1,416	1,414
		1,598
Biotechnology (1.4%)
Affymetrix, Inc. (Convertible),
3.50%, 1/15/38	655	705
Amgen, Inc. (Convertible),
0.38%, 2/1/13	(a)4,800	4,242
Charles River Laboratories International, Inc. (Convertible),
2.25%, 6/15/13	(a)547	806
ImClone Systems, Inc. (Convertible),
1.38%, 5/15/24	1,900	1,798

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Equity and Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Biotechnology (cont’d)
Invitrogen Corp. (Convertible),
1.50%, 2/15/24	$1,800	$1,908
3.25%, 6/15/25	468	546
		10,005
Chemicals (0.0%)
ICI Wilmington, Inc.,
4.38%, 12/1/08	175	175
Collateralized Mortgage Obligations (1.0%)
Banc of America Commercial Mortgage, Inc.,
5.66%	(c)(d)625	640
5.69%	(c)(d)475	488
5.75%, 2/10/51	(c)700	723
Bear Stearns Commercial Mortgage Securities,
5.71%, 6/11/40	(c)500	515
Citigroup Commercial Mortgage Trust,
5.70%	(c)(d)500	515
Commercial Mortgage Pass Through Certificates,
5.82%	(c)(d)450	467
Credit Suisse Mortgage Capital Certificates,
5.72%, 6/15/39	(c)350	361
Greenwich Capital Commercial Funding Corp.,
5.44%, 3/10/39	375	378
GS Mortgage Securities Corp. II,
5.80%, 8/10/45	(c)400	415
JPMorgan Chase Commercial Mortgage Securities Corp.,
5.44%, 6/12/47	325	327
5.75%	(c)(d)325	335
5.82%	(c)(d)450	467
Lehman Brothers-UBS Commercial Mortgage Trust,
5.43%, 2/15/40	325	327
5.86%, 7/17/40	(c)350	363
Wachovia Bank Commercial Mortgage Trust,
5.34%, 12/15/43	325	325
5.74%	(c)(d)575	591
		7,237
Commercial Banks (0.4%)
U.S. Bancorp (Convertible),
3.12%, 2/6/37	(a)(c)3,000	2,996
Commercial Services & Supplies (0.2%)
Allied Waste North America, Inc. (Convertible),
4.25%, 4/15/34	795	743
Live Nation, Inc. (Convertible),
2.88%, 7/15/27	(a)616	527
		1,270
Communications Equipment (0.5%)
JDS Uniphase Corp.,
Zero Coupon, 11/15/10	1,430	1,366
1.00%, 5/15/26	(a)1,100	886
Nortel Networks Corp. (Convertible),
4.25%, 9/1/08	734	724
Telecom Italia Capital S.A.,
4.00%, 11/15/08 - 1/15/10	395	387
4.88%, 10/1/10	40	40
Telefonica Europe BV,
8.25%, 9/15/30	$315	$390
		3,793
Computers & Peripherals (0.7%)
EMC Corp. (Convertible),
1.75%, 12/1/11	(a)2,124	2,881
1.75%, 12/1/11	743	1,008
SanDisk Corp. (Convertible),
1.00%, 5/15/13	1,332	1,077
		4,966
Containers & Packaging (0.2%)
Sealed Air Corp. (Convertible),
3.00%, 6/30/33	(a)1,250	1,203
Diversified Financial Services (1.9%)
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11	(a)905	941
American General Finance Corp.,
4.63%, 5/15/09 - 9/1/10	360	358
AXA Financial, Inc.,
6.50%, 4/1/08	115	116
Bank of America Corp.,
5.75%, 12/1/17	885	889
Bank One Corp.,
6.00%, 2/17/09	25	25
Bear Stearns Cos., Inc. (The),
6.40%, 10/2/17	225	218
Capmark Financial Group, Inc.,
5.88%, 5/10/12	(a)250	198
6.30%, 5/10/17	(a)105	78
Catlin Insurance Co., Ltd.,
7.25%	(a)(c)(d)320	293
CIT Group, Inc.,
4.75%, 8/15/08	100	99
5.00%, 11/24/08	55	54
Citigroup, Inc.,
5.88%, 5/29/37	255	239
Countrywide Home Loans, Inc.,
3.25%, 5/21/08	200	181
Farmers Exchange Capital,
7.05%, 7/15/28	(a)500	496
General Electric Capital Corp.,
4.25%, 12/1/10	30	30
4.75%, 9/15/14	75	74
5.88%, 2/15/12	230	240
Goldman Sachs Group, Inc.,
6.75%, 10/1/37	515	506
Goldman Sachs Group, Inc. (Convertible),
2.00%, 5/9/14	(a)3,200	3,216
Household Finance Corp.,
4.13%, 11/16/09	35	35
6.40%, 6/17/08	15	15
HSBC Finance Corp.,
4.13%, 12/15/08	75	74
5.88%, 2/1/09	100	101

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Equity and Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Diversified Financial Services (cont’d)
6.38%, 10/15/11	$445	$459
6.75%, 5/15/11	175	182
8.00%, 7/15/10	85	91
JPMorgan Chase & Co.,
6.00%, 2/15/09	165	166
7.00%, 11/15/09	185	193
Lehman Brothers Holdings, Inc.,
6.88%, 7/17/37	560	549
Marshall & IIsley Bank,
3.80%, 2/8/08	185	185
Mantis Reef Ltd.,
4.69%, 11/14/08	(a)200	201
Nationwide Building Society,
4.25%, 2/1/10	(a)345	345
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	145	150
Popular North America, Inc.,
5.65%, 4/15/09	160	162
Sovereign Bank,
4.00%, 2/1/08	100	100
Textron Financial Corp.,
4.13%, 3/3/08	95	95
5.13%, 2/3/11	270	277
Wachovia Capital Trust III,
5.80%	(c)(d)890	796
Washington Mutual Preferred Funding,
6.67%	(a)(c)(d)300	177
Washington Mutual, Inc.,
8.25%, 4/1/10	225	215
Wells Fargo & Co.,
5.63%, 12/11/17	505	506
Xlliac Global Funding,
4.80%, 8/10/10	(a)315	317
		13,642
Diversified Telecommunication Services (0.2%)
AT&T, Inc.,
6.15%, 9/15/34	125	125
France Telecom S.A.,
8.50%, 3/1/31	375	487
Lucent Technologies, Inc. (Convertible),
2.88%, 6/15/25	1,187	987
		1,599
Electric Utilities (0.0%)
Consumers Energy Co.,
4.00%, 5/15/10	20	19
4.80%, 2/17/09	170	170
		189
Electrical Equipment (0.0%)
Cooper Industries, Inc.,
5.25%, 11/15/12	165	170
Food & Staples Retailing (0.1%)
CVS/Caremark Corp.,
5.75%, 8/15/11 - 6/1/17	125	127
CVS Lease Pass Through,
6.04%, 12/10/28	$ (a)264	$254
		381
Food Products (0.1%)
ConAgra Foods, Inc.,
7.00%, 10/1/28	70	74
8.25%, 9/15/30	180	214
FBG Finance Ltd.,
5.13%, 6/15/15	(a)280	273
Fred Meyer, Inc.,
7.45%, 3/1/08	215	216
		777
Health Care Equipment & Supplies (1.0%)
Advanced Medical Optics, Inc. (Convertible),
2.50%, 7/15/24	700	639
Beckman Coulter, Inc. (Convertible),
2.50%, 12/15/36	(a)1,704	1,987
Edwards Lifesciences Corp. (Convertible),
3.88%, 5/15/33	1,200	1,216
Medtronic, Inc. (Convertible),
1.25%, 9/15/21	1,600	1,604
1.50%, 4/15/11	532	571
St. Jude Medical, Inc.,
1.22%, 12/15/08	(a)408	411
Wright Medical Group, Inc.,
2.63%, 12/1/14	489	528
		6,956
Health Care Providers & Services (0.8%)
AMERIGROUP Corp.,
2.00%, 5/15/12	800	877
Health Management Association, Inc. (Convertible),
4.38%, 8/1/23	1,650	1,625
LifePoint Hospitals, Inc. (Convertible),
3.50%, 5/15/14	1,368	1,223
Omnicare, Inc. (Convertible),
3.25%, 12/15/35	2,190	1,607
UnitedHealth Group, Inc.,
4.13%, 8/15/09	130	129
WellPoint, Inc.,
4.25%, 12/15/09	80	79
		5,540
Hotels, Restaurants & Leisure (0.2%)
International Game Technology (Convertible),
2.60%, 12/15/36	1,200	1,224
Yum! Brands, Inc.,
8.88%, 4/15/11	245	270
		1,494
Household Durables (0.0%)
LG Electronics, Inc.,
5.00%, 6/17/10	(a)130	130
Industrial Conglomerates (0.4%)
3M Co. (Convertible),
2.40%, 11/21/32	(c)2,100	1,842

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Equity and Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrial Congiomerates (cont’d)
General Electric Co.,
5.25%, 12/6/17	$1,035	$1,035
		2,877
Information Technology Services (0.3%)
Electronic Data Systems Corp. (Convertible),
3.88%, 7/15/23	1,750	1,748
Insurance (0.2%)
Conseco, Inc. (Convertible),
3.50%, 9/30/35	(e)1,266	1,113
Prudential Finance, Inc.,
6.63%, 12/1/37	95	96
		1,209
Leisure Equipment & Products (0.3%)
Eastman Kodak Co. (Convertible),
3.38%, 10/15/33	1,700	1,738
Media (0.3%)
Comcast Cable Communications LLC,
6.75%, 1/30/11	245	256
Comcast Corp.,
6.50%, 1/15/15	85	89
Interpublic Group of Cos., Inc. (Convertible),
4.75%, 3/15/23	(a)1,209	1,220
Viacom, Inc.,
6.88%, 4/30/36	345	347
		1,912
Metals & Mining (0.1%)
Newmont Mining Corp. (Convertible),
1.25%, 7/15/14	(a)462	581
Oil, Gas & Consumable Fuels (0.0%)
Valero Energy Corp.,
3.50%, 4/1/09	195	192
Pharmaceuticals (0.5%)
Teva Pharmaceutical Finance Co., B.V. (Convertible),
1.75%, 2/1/26	1,556	1,735
Valeant Pharmaceuticals International (Convertible),
4.00%, 11/15/13	(a)312	264
Watson Pharmaceuticals, Inc. (Convertible),
1.75%, 3/15/23	1,650	1,571
		3,570
Real Estate Management & Development (0.1%)
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	210	212
7.13%, 6/15/12	205	220
8.13%, 12/15/08	65	67
World Financial Properties,
6.91%, 9/1/13	(a)411	430
		929
Road & Rail (0.0%)
Burlington Northern Santa Fe Corp.,
6.13%, 3/15/09	155	157
Union Pacific Corp.,
6.63%, 2/1/08	$120	$120
		277
Semiconductors & Semiconductor Equipment (0.3%)
Linear Technology Corp. (Convertible),
3.00%, 5/1/27	(a)1,193	1,141
Xilinx, Inc. (Convertible),
3.13%, 3/15/37	(a)1,302	1,126
		2,267
Software (0.2%)
Amdocs Ltd. (Convertible),
0.50%, 3/15/24	1,150	1,174
Specialty Retail (0.2%)
Best Buy Co., Inc. (Convertible),
2.25%, 1/15/22	1,300	1,570
U.S. Treasury Securities (14.6%)
U.S. Treasury Bonds,
4.50%, 2/15/36	2,375	2,388
5.38%, 2/15/31	10,300	11,608
6.25%, 8/15/23	1,200	1,437
8.13%, 8/15/19	872	1,176
U.S. Treasury Notes,
3.25%, 1/15/09	3,500	3,507
3.88%, 5/15/09 - 2/15/13	8,780	8,890
4.00%, 11/15/12 - 2/15/15	7,350	7,482
4.25%, 8/15/13 - 11/15/14	22,075	22,882
4.50%, 2/28/11	3,700	3,855
4.63%, 8/31/11 - 2/29/12	8,200	8,607
4.75%, 11/15/08	3,900	3,945
4.88%, 5/15/09	8,000	8,191
5.13%, 6/30/08 - 6/30/11	2,500	2,548
5.75%, 8/15/10	2,850	3,042
6.00%, 8/15/09	6,500	6,799
8.13%, 8/15/21	5,425	7,474
		103,831
Utilities (0.4%)
Appalachian Power Co.,
5.65%, 8/15/12	25	25
Arizona Public Service Co.,
5.80%, 6/30/14	265	265
Carolina Power & Light Co.,
5.13%, 9/15/13	200	201
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	75	72
7.88%, 4/1/13	70	77
Consolidated Natural Gas Co.,
6.25%, 11/1/11	95	99
Detroit Edison Co. (The),
6.13%, 10/1/10	165	171
Entergy Gulf States, Inc.,
3.60%, 6/1/08	240	238
Ohio Edison Co.,
6.40%, 7/15/16	145	149

The accompanying notes are an integral part of the financial statments.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Equity and Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Utilities (cont’d)
Ohio Power Corp.,
6.00%, 6/1/16	305	309
PG&E Corp. (Convertible),
9.50%, 6/30/10	140	429
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	335	338
Public Service Electric & Gas Co.,
5.00%, 1/1/13	20	20
Texas Eastern Transmission LP,
7.00%, 7/15/32	140	157
		2,550
Wireless Telecommunication Services (0.2%)
AT&T Corp.,
8.00%, 11/15/31	205	253
AT&T, Inc.,
6.30%, 1/15/38	505	515
Sprint Capital Corp.,
8.75%, 3/15/32	310	350
Verizon New England, Inc.,
6.50%, 9/15/11	20	21
		1,139
Total Fixed Income Securities (Cost $203,265)		206,810
	Shares
Common Stocks (62.8%)
Aerospace & Defense (1.0%)
Raytheon Co.	116,430	7,067
Automobiles (0.3%)
Honda Motor Co., Ltd. ADR	69,630	2,307
Beverages (1.3%)
Coca-Cola Co. (The)	150,070	9,210
Biotechnology (0.3%)
Applera Corp. - Applied Biosystems Group	67,530	2,291
Capital Markets (2.1%)
Bear Stearns Cos., Inc. (The)	55,330	4,883
Charles Schwab Corp. (The)	202,940	5,185
Lehman Brothers Holdings, Inc.	26,620	1,742
Merrill Lynch & Co., Inc.	58,030	3,115
		14,925
Chemicals (2.7%)
Bayer AG ADR	187,710	17,117
E.I. du Pont de Nemours & Co.	53,250	2,348
		19,465
Commercial Banks (0.6%)
PNC Financial Services Group, Inc.	66,120	4,341
Communications Equipment (1.1%)
Alcatel-Lucent ADR	687,380	5,032
Cisco Systems, Inc.	(f)100,280	2,714
		7,746
Computers & Peripherals (0.9%)
EMC Corp.	(f)57,140	$1,059
Hewlett-Packard Co.	101,750	5,136
		6,195
Diversified Financial Services (3.3%)
Bank of America Corp.	96,780	3,993
Citigroup, Inc.	196,780	5,793
JPMorgan Chase & Co.	315,726	13,782
		23,568
Diversified Telecommunication Services (3.2%)
Embarq Corp.	49,798	2,466
France Telecom S.A. ADR	126,880	4,521
Sprint Nextel Corp.	147,210	1,933
Verizon Communications, Inc.	310,110	13,549
		22,469
Electric Utilities (3.8%)
American Electric Power Co., Inc.	208,110	9,690
Entergy Corp.	95,260	11,385
FirstEnergy Corp.	85,220	6,165
Reliant Energy, Inc.	(f)1	@—
		27,240
Electronic Equipment & Instruments (0.2%)
Sony Corp. ADR	22,930	1,245
Energy Equipment & Services (1.0%)
Schlumberger Ltd.	75,400	7,417
Food & Staples Retailing (2.2%)
Rite Aid Corp.	(f)345,250	963
Wal-Mart Stores, Inc.	309,360	14,704
		15,667
Food Products (3.5%)
Cadbury Schweppes plc ADR	140,530	6,938
ConAgra Foods, Inc.	102,840	2,447
Kraft Foods, Inc.	178,374	5,820
Unilever N.V.	265,670	9,686
		24,891
Health Care Equipment & Supplies (0.8%)
Boston Scientific Corp.	(f)230,320	2,679
Covidien Ltd.	76,317	3,380
		6,059
Health Care Providers & Services (0.2%)
Cigna Corp.	30,640	1,646
Hotels, Restaurants & Leisure (0.7%)
McDonald’s Corp.	42,630	2,511
Starbucks Corp.	(f)106,780	2,186
		4,697
Household Products (1.2%)
Kimberly-Clark Corp.	36,670	2,543
Procter & Gamble Co.	80,750	5,928
		8,471

8	The accompanying notes are an integral part of the financial statments.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Equity and Income Portfolio

		Value
	Shares	(000)
Industrial Conglomerates (3.6%)
General Electric Co.	276,630	$10,255
Siemens AG ADR	73,700	11,597
Tyco International Ltd.	95,357	3,781
		25,633
Insurance (4.6%)
Aegon N.V. (Registered)	123,570	2,166
Chubb Corp.	141,022	7,697
Conseco, Inc.	(e)(f)31,202	392
Hartford Financial Services Group, Inc. (The)	55,430	4,833
Marsh & McLennan Cos., Inc.	403,010	10,668
Travelers Cos., Inc. (The)	127,607	6,865
		32,621
Internet Software & Services (0.8%)
Yahoo!, Inc.	(f)241,600	5,620
Media (3.5%)
Comcast Corp., Class A	(f)164,075	2,996
Time Warner, Inc.	677,880	11,192
Viacom, Inc., Class B	(f)250,675	11,009
		25,197
Metals & Mining (1.0%)
Newmont Mining Corp.	146,940	7,175
Multi-Utilities (0.4%)
Williams Cos., Inc.	89,710	3,210
Oil, Gas & Consumable Fuels (5.7%)
ConocoPhillips	93,270	8,236
Devon Energy Corp.	23,230	2,065
ExxonMobil Corp.	65,970	6,181
Marathon Oil Corp.	24,350	1,482
Novartis AG ADR	88,690	4,817
Occidental Petroleum Corp.	103,510	7,969
Royal Dutch Shell plc ADR	117,400	9,885
		40,635
Personal Products (0.4%)
Estee Lauder Cos., Inc. (The)	62,880	2,742
Pharmaceuticals (8.2%)
Abbott Laboratories	225,910	12,685
Bristol-Myers Squibb Co.	320,170	8,491
Eli Lilly & Co.	143,420	7,657
Pfizer, Inc.	81,770	1,859
Roche Holding AG ADR	67,530	5,834
Schering-Plough Corp.	508,048	13,534
Wyeth	184,550	8,155
		58,215
Semiconductors & Semiconductor Equipment (1.2%)
Intel Corp.	246,080	6,560
Micron Technology, Inc.	(f)256,115	1,857
		8,417
Software (0.6%)
Oracle Corp.	(f)57,880	1,307
Symantec Corp.	(f)162,930	2,630
		3,937
Specialty Retail (0.6%)
Home Depot, Inc. (The)	79,950	$2,154
Office Depot, Inc.	(f)151,704	2,110
		4,264
Thrifts & Mortgage Finance (0.8%)
Freddie Mac	158,690	5,407
Tobacco (1.0%)
Altria Group, Inc.	92,620	7,000
Total Common Stocks (Cost $402,476)		446,990
Preferred Stocks (2.8%)
Automobiles (0.2%)
Ford Motor Co. Capital Trust II, 6.50%
(Convertible)	41,900	1,362
Banks (0.3%)
Sovereign Capital Trust, 4.38%
(Convertible)	69,300	2,044
Commercial Services & Supplies (0.1%)
Avery Dennison Corp., 7.88%
(Convertible)	10,200	538
Diversified Telecommunication Services (0.4%)
Lucent Technologies Capital Trust I,
7.75% (Convertible)	3,200	2,586
Electric Utilities (0.3%)
CenterPoint Energy, Inc., 1.43%
(Convertible)	(c)68,000	2,215
Gas Utilities (0.1%)
El Paso Energy Capital Trust I, 4.75%
(Convertible)	29,000	1,044
Health Care Providers & Services (0.3%)
Healthsouth Rehabilitation, 6.50%
(Convertible)	(a)1,135	1,034
Omnicare, Inc., 4.00% (Convertible)	24,400	875
		1,909
Household Durables (0.2%)
Newell Financial Trust I, 5.25%
(Convertible)	24,600	1,129
Media (0.1%)
Interpublic Group of Cos., Inc., 5.25%
(Convertible)	(a)500	412
Tribune Co., 2.00% (Convertible)	12,800	640
		1,052
Pharmaceuticals (0.4%)
Schering Plough Corp., 6.00%
(Convertible)	12,448	3,022
Savings & Loan (0.2%)
Washington Mutual, Inc., 7.75%
(Convertible)	700	620
Washington Mutual Capital Trust 2001,
5.38% (Convertible)	36,000	1,017
		1,637
Thrifts & Mortgage Finance (0.2%)
Fannie Mae,
5.38% (Convertible)	20	1,696
Total Preferred Stocks (Cost $24,761)		20,234

The accompanying notes are an integral part of the financial statments.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Equity and Income Portfolio

		Value
	Shares	(000)
Investment Company (0.6%)
Financial Services (0.6%)
iShares MSCI Japan Index Fund
(Cost $ 4,722)	325,250	$4,322
Short-Term Investments (11.3%)
Investment Company (11.3%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio
— Institutional Class	(g)80,367,825	80,368
	Face
	Amount
	(000)
U.S. Treasury Security (0.0%)
U.S. Treasury Bill,
1.98%, 1/10/08	$ (h)(i)330	330
Total Short-Term Investments (Cost $80,698)		80,698
Total Investments (106.6%) (Cost $715,922)		759,054
Liabilities in Excess of Other Assets (-6.6%)		(47,157)
Net Assets (100%)		$711,897

(a)                     144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)                    Security is subject to delayed delivery.

(c)                     Variable/ Floating Rate Security — Interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2007.

(d)                    Perpetual — Security does not have a predetermined maturity date. Rates for these securities are fixed for a period of time then revert to a floating rate. The interest rate shown is the rate in effect at December 31, 2007.

(e)                     Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.

(f)                       Non-income producing security.

(g)                    See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(h)                    All or a portion of the security was pledged to cover margin requirements for futures collateral.

(i)                        Rate shown is the Yield to Maturity at December 31, 2007.

@                       Value is less than $500.

ADR        American Depositary Receipt

TBA         To Be Announced

Futures Contracts:
The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury
2 yr. Note	129	$ 27,122	Mar-08	$ 53
U.S. Treasury
5 yr. Note	19	2,095	Mar-08	8
10 yr. Swap	440	48,606	Mar-08	178
Short:
U.S. Treasury
10 yr. Note	265	30,049	Mar-08	(214)
U.S. Treasury
Long Bond	229	26,650	Mar-08	(25)
				$ @—

10	The accompanying notes are an integral part of the financial statments.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Equity and Income Portfolio

Statement of Assets and Liabilities	December 31, 2007 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $635,554)	$678,686
Investment in Security of Affiliated Issuer, at Value (Cost $80,368)	80,368
Total Investments in Securities, at Value (Cost $715,922)	759,054
Cash	57
Receivable for Portfolio Shares Sold	4,152
Interest Receivable	2,416
Dividends Receivable	555
Due from Broker	84
Receivable from Affiliate	17
Foreign Currency, at Value (Cost $@—)	@—
Other Assets	10
Total Assets	766,345
Liabilities:
Payable for Delayed Delivery Commitments	30,056
Payable for Investments Purchased	23,346
Investment Advisory Fees Payable	719
Administration Fees Payable	152
Payable for Portfolio Shares Redeemed	77
Distribution Fees — Class II Shares	30
Custodian Fees Payable	10
Other Liabilities	58
Total Liabilities	54,448
NET ASSETS	$711,897
Net Assets Consist of:
Paid-in Capital	$636,821
Undistributed (Distributions in Excess of) Net Investment Income	15,228
Accumulated Net Realized Gain (Loss)	16,716
Unrealized Appreciation (Depreciation) on:
Investments	43,132
Foreign Currency Translations	@—
Futures Contracts	@—
Net Assets	$711,897
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 48,287,804 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 14.74
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Equity and Income Portfolio

Statement of Operations	Year Ended December 31,2007 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$ 10,616
Dividends from Security of Affiliated Issuer	1,540
Interest from Securities of Unaffiliated Issuers	7,950
Total Investment Income	20,106
Expenses:
Investment Advisory Fees (Note B)	2,680
Distribution Fees — Class II Shares (Note D)	2,305
Administration Fees (Note C)	1,648
Shareholder Reporting Fees	103
Professional Fees	48
Custodian Fees (Note E)	28
Directors’ Fees and Expenses	10
Other	77
Total Expenses	6,899
Distribution Fees — Class II Shares Waived (Note D)	(1,975)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(33)
Expense Offset (Note E)	(2)
Net Expenses	4,889
Net Investment Income (Loss)	15,217
Realized Gain (Loss) on:
Investments Sold	17,449
Futures Contracts	78
Net Realized Gain (Loss)	17,527
Change in Unrealized Appreciation (Depreciation) on:
Investments	(13,421)
Foreign Currency Translations	@—
Futures Contracts	@—
Net Change in Unrealized Appreciation (Depreciation)	(13,421)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	4,106
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 19,323

@ Amount is less than $500.

12	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Equity and Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31,2007 (000)	Year Ended December 31,2006 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$ 15,217	$ 11,155
Net Realized Gain (Loss)	17,527	17,441
Net Change in Unrealized Appreciation (Depreciation)	(13,421)	32,827
Net Increase (Decrease) in Net Assets Resulting from Operations	19,323	61,423
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(11,958)	(5,711)
Net Realized Gain	(16,836)	(10,867)
Total Distributions	(28,794)	(16,578)
Capital Share Transactions:(1)
Class II:
Subscriptions	182,006	180,534
Distributions Reinvested	28,794	16,578
Redemptions	(60,058)	(78,056)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	150,742	119,056
Total Increase (Decrease) in Net Assets	141,271	163,901
Net Assets:
Beginning of Period	570,626	406,725
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $15,228 and $11,167, respectively)	$ 711,897	$ 570,626
(1) Capital Share Transactions:
Class II:
Shares Subscribed	12,058	12,832
Shares Issued on Distributions Reinvested	1,883	1,226
Shares Redeemed	(3,974)	(5,443)
Net Increase (Decrease) in Class II Shares Outstanding	9,967	8,615

The accompanying notes are an integral part of the financial statements.	13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Equity and Income Portfolio

Statement of Cash Flows	Year Ended December 31, 2007 (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Investments	$ 435,369
Proceeds from Sales of Forward Commitments	3,346
Purchases of Investments	(568,082)
Purchases of Forward Commitments	26,249
Net (Increase) Decrease in Short-Term Investments	(30,042)
Net Realized Gain (Loss) on Futures Contracts	78
Net Investment Income	15,217
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) in Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	(915)
Net Increase (Decrease) in Payables Related to Operations	120
Accretion/Amortization of Discounts and Premiums	222
Net Cash Provided (Used) in Operating Activities	(118,438)
Cash Flows from Financing Activities:
Proceeds from Portfolio Shares Sold	178,597
Payment on Portfolio Shares Redeemed	(60,120)
Net Cash Provided (Used) in Financing Activities	118,477
Net Increase (Decrease) in Cash	39
Cash at Beginning of Period	18
Cash at End of Period	$ 57

14	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

Equity and Income Portfolio

	Class II
	Year Ended December 31,				Period from April 30, 2003* to December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 14.89	$ 13.69	$ 12.97	$ 11.64	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.35	0.32	0.24	0.20	0.12
Net Realized and Unrealized Gain (Loss)	0.17	1.35	0.71	1.14	1.60
Total from Investment Operations	0.52	1.67	0.95	1.34	1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.16)	(0.09)	—	(0.05)
Net Realized Gain	(0.39)	(0.31)	(0.14)	(0.01)	(0.03)
Total Distributions	(0.67)	(0.47)	(0.23)	(0.01)	(0.08)
Net Asset Value, End of Period	$ 14.74	$ 14.89	$ 13.69	$ 12.97	$ 11.64
Total Return ±	3.36%	12.58%	7.38%	11.52%	17.23	%††
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$711,897	$570,626	$406,725	$207,666	$54,020
Ratio of Expenses to Average Net Assets(1)	0.74%+	0.78%	0.83%	1.00%	1.00	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	2.31%+	2.25%	1.79%	1.64%	1.58	%**
Portfolio Turnover Rate^	70%	56%	46%	58%	30	%††
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.04%+	1.08%	1.13%	1.31%	1.87	%**
Net Investment Income (Loss) to Average Net Assets	2.01%+	1.95%	1.49%	1.33%	0.71	%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations
**	Annualized
††	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

^

The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended December 31, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

±

Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Equity and Income Portfolio. The Portfolio seeks both capital appreciation and current income by investing primarily in income-producing equity instruments and investment grade fixed income securities. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.

Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to deter- mine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.

Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3.

Forward Commitments and When-Issued/ Delayed Delivery Securities: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio’s commitments to purchase such securities or designates such assets as segregated on the Portfolio’s records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on the Portfolio.

4.  New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

5.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $150 million	Next $100 million	Next $100 million	Over $350 million
0.50%	0.45%	0.40%	0.35%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.00%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2007, this waiver amounted to approximately $1,975,000.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From:		2007 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$13,558	$15,236	$9,124	$7,454

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$802	$(802)	—

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$19,906	$15,821

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$717,703	$75,115	$(33,764)	$41,351

H. Securities Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $33,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value December 31, 2006 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2007 (000)
$—	$193,895	$113,527	$1,540	$80,368

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $276,431,000 and $163,596,000, respectively. For the year ended December 31, 2007, purchases and sales of long-term U.S. Government securities were approximately $304,910,000 and $274,997,000, respectively.

During the year ended December 31, 2007, the Portfolio incurred less than $500 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

I. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 74.8% for Class II shares.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. -
Equity and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Equity and Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity and Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

For corporate shareholders, 48.9% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $15,236,000 as a long-term capital gain distribution.

20.6% of the Portfolio’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President sinc September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFEIPANN
IU08-00574I-Y12/07

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

International Growth Equity Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

International Growth Equity Portfolio

The International Growth Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation with a secondary objective of income by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 14.26%, net of fees, for Class II shares. The Portfolio’s Class II shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned 11.17%.

Factors Affecting Performance

•

Performance in the international equity markets in 2007 was quite volatile, fueled by tightening credit markets globally, slowing corporate earnings growth and a fragile U.S. economy. Despite the uncertain market conditions, most major international equity market indices (excluding Japan) outpaced U.S. returns in U.S. dollar terms - the Index posted a total return of 11.2% vs. 5.5% for the S&P 500® Index in 2007.

•

After the sharp sell-off in July and August, driven primarily by global credit market concerns, international equity markets recovered during September and appeared to stabilize as investors moved away from the increasingly risky sectors, such as the financial sector, and into more defensive sectors such as consumer staples and utilities. Additionally, investors in foreign shares benefited from the decision by the Federal Reserve to lower the target federal funds rate in September, October, and December after two years of rate tightening, which caused continued weakness in the U.S. dollar. The U.S. dollar lost 9.6% versus the Euro, declined 6.4% versus the Japanese Yen and weakened 1.4% versus the British Pound for the year.

•

For the 12-month period, the Portfolio outperformed the Index due to security selections in the Asia/Pacific ex-Japan and emerging market regions. The Portfolio’s strong relative performance in Asia/Pacific ex-Japan was driven by investments in a mining company and an oil rig manufacturer. Both holdings greatly benefited from robust global economic growth and surging demand for oil and other commodities, and reported record earnings in 2007.

•

Within the emerging markets region, the Portfolio’s top two performers were an electricity generator, which benefited from soaring demand for electricity accompanying China’s economic growth, and a retail group that witnessed an exponential rise in profits during the year from increased Chinese consumer spending.

•

The Portfolio underperformed in Europe due to an overweight in Ireland. After seeing its economy expand by three times the Euro-area average in the past decade, Ireland’s economy quickly cooled as its real estate market weakened during the second half of the year. The Portfolio’s holdings in the Irish banks suffered as increased borrowing costs slowed property demand and subsequent loan growth.

•

On a sector basis, for the year, the Portfolio outperformed the Index in eight out of ten sectors, led by the outsized gains in the utilities and industrials sector. Conversely, stock selection in the information technology sector diminished relative returns, and an underweight allocation to the materials sectors and a limited exposure to steel companies also hindered performance.

Management Strategies

•

While the initial impact of the subprime crisis was directly on the U.S. economy, the surprise of 2007 was the subsequent global scale of the credit shock. Given the continued weakness in the U.S. housing market, consumer spending, and corporate earnings, economic growth in the Euro-zone and Japan may slow as Europe’s financial services sector and Japanese banks face further potential write-downs on their debt holdings tied to the U.S. subprime mortgage market.

•

The Asia Pacific ex-Japan region and the emerging markets are in potentially better shape to weather current financial difficulties. Many governments of these regions have been paying off public debt, are running budget and/or current account surpluses and have strong foreign exchange reserves. According to the Financial Times, emerging markets as a group are a net creditor to the U.S. based on International Monetary Fund (IMF) estimates, emerging markets already accounted for 47% of the global GDP growth in 2007. As certain parts of the world decouple from the U.S. economy, we will continue to emphasize building diversified portfolios across regions.

•

Additionally, 2007 was the first year in the past eight years that the MSCI EAFE Growth Index outperformed the broad-based MSCI EAFE Index. As continued higher borrowing costs translate into higher costs of capital which could slow spending, we believe corporate earnings growth will slow globally. With earnings growth becoming more scarce, we think investors may continue to focus on higher quality growth companies, with lower leverage and strong balance sheets which already comprise our portfolio. We

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

International Growth Equity Portfolio

believe that the Portfolio is well positioned for the forecasted global economic slowdown.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1)

	Total Returns(2)
		Average Annual
	One Year	Since Inception(4)
Portfolio – Class II(3)	14.26%	13.70%
MSCI EAFE Index	11.17	12.89

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on April 28, 2006.
(4)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*           Commenced operations on April 28, 2006.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Please note that ‘‘Expenses Paid During Period’’ are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E) in the Notes to Financial Statements. Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

International Growth Equity Portfolio

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

		Ending Account	Expenses Paid During Period*
	Beginning	Value	July 1, 2007 —
	Account Value	December 31,	December 31,
	July 1, 2007	2007	2007
Class II
Actual	$1,000.00	$1,033.00	$6.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.45	6.82
*	Expenses are equal to the Portfolio’s annualized net expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

International Growth Equity Portfolio

		Value
	Shares	(000)
Common Stocks (96.2%)
Australia (1.5%)
BHP Billiton Ltd.	24,204	$ 849
Austria (4.3%)
Andritz AG	13,213	792
Erste Bank der Oesterreichischen Sparkassen AG	13,207	939
Wiener Staedtische Allgemeine Versicherung AG	9,090	731
		2,462
Canada (2.3%)
EnCana Corp.	10,100	691
Research In Motion Ltd.	(a)5,700	646
		1,337
Egypt (1.3%)
Orascom Construction Industries GDR	3,737	776
Finland (4.4%)
Fortum Oyj	23,555	1,054
Kone Oyj, Class B	12,860	894
Neste Oil Oyj	16,104	565
		2,513
France (10.0%)
AXA S.A.	23,339	929
BNP Paribas	6,785	730
Cie Generale d’Optique Essilor International S.A.	14,345	913
LVMH Moet Hennessy Louis Vuitton S.A.	4,971	598
Schneider Electric S.A.	5,581	746
Total S.A.	15,329	1,272
Vallourec	2,170	584
		5,772
Germany (8.6%)
Bayer AG	8,271	754
Celesio AG	10,756	664
Continental AG	6,494	842
E.ON AG	6,578	1,397
SAP AG	10,896	563
SGL Carbon AG	(a)13,379	719
		4,939
Greece (4.0%)
Coca Cola Hellenic Bottling Co. S.A.	26,314	1,135
National Bank of Greece S.A.	16,986	1,170
		2,305
Hong Kong (7.3%)
Bank of East Asia Ltd.	127,800	866
China Resources Power Holdings Co.	216,000	734
CNOOC Ltd.	430,900	723
Esprit Holdings Ltd.	55,600	817
Lee & Man Paper Manufacturing Ltd.	53,500	234
Parkson Retail Group Ltd.	67,300	803
		4,177
India (3.0%)
Bharti Airtel Ltd.	(a)32,202	809
ICICI Bank Ltd. ADR	(b)14,500	892
		1,701
Ireland (2.2%)
Allied Irish Banks plc	31,858	732
CRH plc	14,850	516
		1,248
Israel (1.3%)
Teva Pharmaceutical Industries Ltd. ADR	15,700	730
Japan (12.2%)
Canon, Inc.	13,000	594
Daikin Industries Ltd.	14,400	804
Daiwa Securities Group, Inc.	48,000	442
Kobe Steel Ltd.	149,000	483
Komatsu Ltd.	24,900	673
Sharp Corp.	32,000	573
Shin-Etsu Chemical Co., Ltd.	8,000	500
Sony Corp.	11,700	635
Sumitomo Realty & Development Co., Ltd.	23,000	566
Terumo Corp.	13,200	696
Toray Industries, Inc.	73,000	567
Toyota Motor Corp.	9,200	495
		7,028
Luxembourg (1.4%)
Millicom International Cellular S.A.	(a)6,700	790
Mexico (2.4%)
America Movil S.A.B. de C.V., Class L ADR	(b)11,300	693
Wal-Mart de Mexico S.A.B. de C.V. ADR	19,700	687
		1,380
Netherlands (1.2%)
Reed Elsevier N.V.	34,426	683
Norway (2.1%)
Telenor ASA	(a)35,187	832
TGS Nopec Geophysical Co., ASA	(a)29,882	405
		1,237
Portugal (1.9%)
Banco Espirito Santo S.A. (Registered)	50,116	1,094
Singapore (2.9%)
DBS Group Holdings Ltd.	52,000	737
Keppel Corp. Ltd.	101,000	904
		1,641
Spain (1.2%)
Banco Santander S.A.	33,139	716
Sweden (2.1%)
Getinge AB, Class B	44,662	1,193
Switzerland (8.0%)
ABB Ltd. (Registered)	39,720	1,145
EFG International (Registered)	17,920	723
Nestle S.A. (Registered)	2,303	1,055
Novartis AG (Registered)	9,291	506
Roche Holding AG (Genusschein)	3,219	555

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

International Growth Equity Portfolio

		Value
	Shares	(000)
Switzerland (cont’d)
SGS S.A. (Registered)	540	$ 636
		4,620
Taiwan (1.1%)
Delta Electronics, Inc.	189,000	642
United Kingdom (9.5%)
Barclays plc	52,530	532
Capita Group plc	46,743	654
Prudential plc	58,608	824
Reckitt Benckiser Group plc	13,978	807
SABMiller plc	25,265	711
Standard Chartered plc	21,152	768
Tesco plc	119,998	1,133
		5,429
Total Common Stocks (Cost $53,093)		55,262
	Face
	Amount
	(000)
Short-Term Investments (5.3%)
Short-Term Debt Securities held as Collateral on Loaned Securities (0.4%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (c)6	6
Bancaja,
5.35%, 8/12/08	3	3
Bank of New York Co., Inc.,
5.24%, 8/8/08	(c)3	3
BASF AG,
5.18%, 8/19/08	(c)3	3
BNP Paribas plc,
4.90%, 5/19/08	(c)6	6
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(c)13	13
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	(c)6	6
CC USA, Inc.,
3.89%, 1/28/08	(c)3	3
CIT Group Holdings,
5.23%, 6/18/08	(c)11	11
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	44	44
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(c)6	6
First Tennessee Bank,
5.05%, 8/15/08	(c)3	3
5.06%, 8/15/08	(c)13	13
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(c)6	6
5.10%, 9/12/08	(c)3	3
HSBC Finance Corp.,
5.26%, 8/5/08	(c)3	3
IBM Corp.,
5.27%, 9/8/08	(c)13	13
Lehman Brothers, Inc.,
4.49%, 1/2/08	$5	$ 5
Macquarie Bank Ltd.,
4.95%, 8/20/08	(c)6	6
Metropolitan Life Global Funding,
4.89%, 8/21/08	(c)10	10
National Bank of Canada,
5.21%, 4/2/08	(c)13	13
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(c)13	13
Nationwide Building Society,
4.92%, 7/28/08	(c)7	7
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(c)7	7
5.26%, 8/8/08	(c)5	5
		211
	Shares
Investment Company (4.9%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class	(d)2,790,894	2,791
Total Short-Term Investments (Cost $3,002)		3,002
Total Investments (101.5%) (Cost $56,095) — including $208 of Securities Loaned		(e) 58,264
Liabilities in Excess of Other Assets (-1.5%)		(845)
Net Assets (100%)		$57,419

(a)	Non-income producing security.
(b)	All or a portion of security on loan at December 31, 2007.
(c)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in designated base rates. The rates shown are those in effect on December 31, 2007.
(d)	See Note G within the Notes to Financial Statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(e)

The approximate market value and percentage of the investments, $49,399,000 and 84.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

International Growth Equity Portfolio

Statement of Assets and Liabilities	December 31, 2007 (000)
Assets:
Investments in Securities of Unafilliated Issuers, at Value (Including $208 of Securities on Loan) (Cost $53,304)	$55,473
Investments in Security of Afilliated Issuer, at Value (Cost $2,791)	2,791
Total Investments in Securities, at Value (Cost $56,095)	58,264
Receivable for Investments Sold	922
Receivable for Portfolio Shares Sold	559
Foreign Currency, at Value (Cost $145)	146
Dividends Receivable	12
Interest Receivable	9
Foreign Withholding Tax Reclaim Receivable	7
Receivable from Affiliate	1
Other Assets	@—
Total Assets	59,920
Liabilities:
Payable for Investments Purchased	1,909
Collateral for Securities Loaned, at Value	211
Payable for Portfolio Shares Redeemed	192
Investment Advisory Fees Payable	90
Custodian Fees Payable	50
Distribution Fees — Class II Shares	12
Administration Fees Payable	11
Deferred Capital Gain Country Tax	7
Directors’ Fees and Expenses Payable	@—
Other Liabilities	19
Total Liabilities	2,501
NET ASSETS	$57,419
Net Assets Consist of:
Paid-in Capital	$54,980
Undistributed (Distributions in Excess of) Net Investment Income	3
Accumulated Net Realized Gain (Loss)	261
Unrealized Appreciation (Depreciation) on:
Investments (Net of $7 Deferred Capital Gain Country Tax)	2,162
Foreign Currency Exchange Contracts and Translations	13
Net Assets	$57,419
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,741,790 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 12.11

@  Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

International Growth Equity Portfolio

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $32 Foreign Taxes Withheld)	$ 366
Dividends from Security of Affiliated Issuer	55
Interest from Securities of Unaffiliated Issuers	4
Total Investment Income	425
Expenses:
Investment Advisory Fees (Note B)	194
Custodian Fees (Note E)	111
Distribution Fees - Class II Shares (Note D)	91
Administration Fees (Note C)	65
Professional Fees	22
Directors’ Fees and Expenses	@—
Shareholder Reporting Fees†	(16)
Other	10
Total Expenses	477
Investment Advisory Fees Voluntarily Waived (Note B)	(101)
Distribution Fees - Class II Shares Waived (Note D)	(26)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(1)
Expense Offset (Note E)	@—
Net Expenses	349
Net Investment Income (Loss)	76
Realized Gain (Loss) on:
Investments Sold (Net of Capital Gain Country Taxes $5)	1,515
Foreign Currency Transactions	12
Net Realized Gain (Loss)	1,527
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of Increase in Deferred Capital Gain Country Tax Accruals of $7)	1,187
Foreign Currency Exchange Contracts and Translations	13
Net Change in Unrealized Appreciation (Depreciation)	1,200
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	2,727
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,803

@    Amount is less than $500.

†      The Portfolio commenced operations in 2006. The contra expense amounts are due to a prior year overaccrual. Amounts shown include a true up for year one estimated expenses.The accompanying notes are an integral part of the financial statements.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

International Growth Equity Portfolio

Statement of Changes in Net Assets	Year Ended	Period Ended
	December 31, 2007	December 31, 2006*
	(000)	(000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$ 76	$ 18
Net Realized Gain (Loss)	1,527	(101)
Net Change in Unrealized Appreciation (Depreciation)	1,200	975
Net Increase (Decrease) in Net Assets Resulting from Operations	2,803	892
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(76)	(14)
Net Realized Gain	(1,169)	—
Total Distributions	(1,245)	(14)
Capital Share Transactions:(1)
Class II:
Subscriptions	56,262	9,472
Distributions Reinvested	1,245	6
Redemptions	(11,639)	(363)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	45,868	9,115
Total Increase (Decrease) in Net Assets	47,426	9,993
Net Assets:
Beginning of Period	9,993	—
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $3 and $(5), respectively)	$ 57,419	$ 9,993
(1) Capital Share Transactions:
Class II:
Shares Subscribed	4,657	956
Shares Issued on Distributions Reinvested	103	1
Shares Redeemed	(939)	(36)
Net Increase (Decrease) in Class II Shares Outstanding	3,821	921

*                 For the period from April 28, 2006 (commencement of operations) to December 31, 2006.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

International Growth Equity Portfolio

	Class II
		Period from
	Year Ended	April 28, 2006*
Selected Per Share Data and Ratios	December 31, 2007	to December 31 2006
Net Asset Value, Beginning of Period	$ 10.84	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.03	0.03
Net Realized and Unrealized Gain (Loss)	1.52	0.82
Total from Investment Operations	1.55	0.85
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	(0.01)
Net Realized Gain	(0.26)	—
Total Distributions	(0.28)	(0.01)
Net Asset Value, End of Period	$ 12.11	$ 10.84
Total Return ±	14.26%	8.55	%††
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 57,419	$ 9,993
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35	%**
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.29%+	0.38	%**
Portfolio Turnover Rate	52%	10	%††
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.84%+	3.95	%**
Net Investment Income (Loss) to Average Net Assets	(0.20)%+	(2.23	)%**
*	Commencement of Operations
**	Annualized
#	Per share amount is based on average shares outstanding.
††	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±

Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the International Growth Equity Portfolio. The Portfolio seeks long-term capital appreciation, with a secondary objective of income. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2. Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3. Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

• investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

• investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2007, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4. Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

5. Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained. Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $208,000 and related collateral outstanding at December 31, 2007 was approximately $211,000.

6. New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

7. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1	Over $1
billion	billion
0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.35%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2007, this waiver amounted to approximately $101,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

For the year ended December 31, 2007, this waiver amounted to approximately $26,000.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits, if any, are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2007 and 2006 was as follows:

2007 Distributions		2006 Distributions
Paid From:			Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$178	$1,067	$14	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, India capital gains, distribution reclass and gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$8	$(8)	—

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$ 3	$311

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$ 56,145	$ 3,594	$(1,475)	$ 2,119

During the year ended December 31, 2007, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $89,000.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stan-

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

ley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$ —	$32,192	$29,401	$55	$2,791

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $55,852,000 and $13,342,000 respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2007.

During the year ended December 31, 2007, the Portfolio incurred less than $500 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

I. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 88.2%.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. -
International Growth Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Growth Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Growth Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

The Portfolio designated and paid $1,067,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2007.

The Portfolio intends to pass through foreign tax credits of $18,000, and has derived net income from sources within foreign countries amounting to $376,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director

Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director

James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFIGEANN

IU08-00584P-Y12/07

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Mid Cap Growth Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies including emerging market securities. Investments in mid cap corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 22.67%, net of fees, for Class I shares and 22.61%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares outperformed against its benchmark, the Russell Midcap® Growth Index (the “Index”) which returned 11.43%.

Factors Affecting Performance

•                             The broad equity market made a modest gain for the 12-month period ended December 31, 2007, despite experiencing a decline in the second half of the year. During the summer, the subprime mortgage market suffered a complete collapse under the weight of rising loan defaults and home foreclosures. As a result, credit significantly tightened as liquidity decreased, and consumers became far more cautious in their expenditures, particularly as gasoline prices once again surged upward.

•                             In response to this rising volatility, the Federal Reserve began a series of cuts to the target federal funds rate and the discount rate. Although each announced rate reduction temporarily boosted investor sentiment, the broad market declined in the fourth quarter, reflecting investors’ concerns about the health of the financial markets in the coming year.

•                             In this environment, the market demonstrated a preference for growth equities over value equities, as well as for large- and mid-capitalization stocks.

•                             For the 12-month period, the Portfolio’s outperformance was driven by stock selection, while sector allocations modestly detracted. Sector allocations are a result of bottom-up stock selection and are not intentional top-down decisions; thus the major contributors to performance on a sector basis were primarily driven by stock selection.

•                             The top contributing sector to performance relative to the Index was technology. A sector underweight and security selection, particularly within the computer services  software and systems segment, added to relative returns. Security selection in the consumer discretionary sector also provided a significant boost to performance, and mitigated the modestly negative effect caused by an overweight allocation. Additionally, investment in medical and dental instruments in the health care sector was advantageous to performance.

•                             The materials and processing sector was the biggest area of weakness for the period. Here, a modest underweight allocation together with investments in real estate companies and an engineering and contracting services firm, and a lack of exposure to the metal fabricating industry all detracted from performance.

•                             In the other energy sector, an underweight allocation and an avoidance of oil well equipment firms and coal and offshore drilling companies also hindered performance, offsetting the gains made through our stock selection in crude oil producers. Security selection and an underweight allocation in the multi-industry sector (which includes conglomerates) further diminished relative returns.

Management Strategies

•                             It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

•                             Accordingly, for the year, the consumer discretionary sector represented the largest sector weight and overweight in the Portfolio, followed by the financial services and technology sectors. The financial services and technology sectors were both underweight relative to the Index.

Performance Compared to the Russell Midcap® Growth Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Since
	Year	Year	Inception(5)

Portfolio – Class I(3)	22.67%	22.12%	6.65%
Russell Midcap® Growth Index	11.43	17.90	6.63

Portfolio – Class II(4)	22.61	—	21.34
Russell Midcap® Growth Index	11.43	—	17.00

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Mid Cap Growth Portfolio

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)                   The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. The Index is unmanaged and its returns do not include any sales charges or fees.  Such costs would lower performance. It is not possible to invest directly in an index.

(2)                   Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)                   Commenced operations on October 18, 1999.

(4)                   Commenced operations on May 5, 2003.

(5)      For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*         Commenced operations on October 18, 1999.

**       Commenced operations on May 5, 2003.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Mid Cap Growth Portfolio

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending Account	During Period*
	Account Value	Value	July 1, 2007 —
	July 1,	December 31,	December 31,
	2007	2007	2007
Class I
Actual	$1,000.00	$1,094.30	$5.65
Hypothetical (5% average
annual return before expenses)	1,000.00	1,019.81	5.45

Class II
Actual	1,000.00	1,093.20	6.17
Hypothetical (5% average
annual return before expenses)	1,000.00	1,019.31	5.96

*                            Expenses are equal to Class I and Class II shares’ annualized net expense ratios of 1.07% and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*                            Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

Mid Cap Growth Portfolio

		Value
	Shares	(000)
Common Stocks (93.9%)
Advertising Agencies (3.9%)
Focus Media Holding Ltd. ADR	(a)59,728	$ 3,393
Lamar Advertising Co., Class A	81,862	3,935
Monster Worldwide, Inc.	(a)122,734	3,977
		11,305
Air Transport (2.7%)
Expeditors International Washington, Inc.	118,520	5,295
UAL Corp.	(a)70,572	2,517
		7,812
Biotechnology Research & Production (2.1%)
Illumina, Inc.	(a)103,791	6,151
Building: Cement (3.5%)
Martin Marietta Materials, Inc.	55,471	7,356
Texas Industries, Inc.	38,991	2,733
		10,089
Casinos & Gambling (3.4%)
Wynn Resorts Ltd.	87,902	9,856
Communications Technology (1.3%)
Crown Castle International Corp.	(a)93,255	3,879
Computer Services Software & Systems (14.8%)
Autodesk, Inc.	(a)51,240	2,550
Baidu.com ADR	(a)23,144	9,035
Equinix, Inc.	(a)52,789	5,335
IHS, Inc., Class A	(a)62,311	3,774
Mastercard, Inc., Class A	28,821	6,202
NHN Corp.	(a)18,736	4,442
Salesforce.com, Inc.	(a)74,123	4,647
Tencent Holdings Ltd.	917,000	6,830
		42,815
Computer Technology (0.7%)
Alibaba.com Ltd.	(a)583,600	2,070
Diversified Financial Services (3.5%)
Calamos Asset Management, Inc., Class A	136,200	4,056
Forest City Enterprises, Inc., Class A	71,387	3,173
GLG Partners, Inc.	(a)205,970	2,801
		10,030
Drugs & Pharmaceuticals (1.6%)
Gen-Probe, Inc.	(a)75,389	4,744
Education Services (1.3%)
Apollo Group, Inc., Class A	(a)55,329	3,881
Energy — Miscellaneous (8.2%)
Southwestern Energy Co.	(a)156,214	8,704
Ultra Petroleum Corp.	(a)209,780	15,000
		23,704
Engineering & Contracting Services (1.8%)
Aecom Technology Corp.	(a)72,078	2,059
Grupo Aeroportuario del Pacifico S.A. de C.V.ADR	73,238	3,269
		5,328
Health Care Services (2.1%)
Stericycle, Inc.	(a)104,919	6,232
Homebuilding (0.8%)
NVR, Inc.	(a)4,206	2,204
Hotel/Motel (2.2%)
Choice Hotels International, Inc.	75,746	$ 2,515
Marriott International, Inc., Class A	115,933	3,962
		6,477
Household Furnishings (0.9%)
Mohawk Industries, Inc.	(a)35,512	2,642
Insurance: Property & Casualty (1.2%)
Alleghany Corp.	(a)8,307	3,339
Medical & Dental Instruments & Supplies (1.9%)
Techne Corp.	(a)82,884	5,475
Pollution Control & Environmental Services (2.0%)
Nalco Holding Co.	237,804	5,750
Publishing — Miscellaneous (0.8%)
Morningstar, Inc.	(a)31,261	2,431
Radio & TV Broadcasters (3.0%)
Discovery Holding Co., Class A	(a)179,073	4,502
Grupo Televisa S.A. ADR	175,860	4,180
		8,682
Real Estate Investment Trusts (REIT) (1.3%)
Brookfield Asset Management, Inc., Class A	102,782	3,666
Restaurants (3.9%)
Chipotle Mexican Grill, Inc., Class B	(a)36,485	4,489
Starbucks Corp.	(a)337,537	6,909
		11,398
Retail (7.2%)
Abercrombie & Fitch Co.	97,946	7,833
Ctrip.com International Ltd. ADR	73,386	4,218
Lululemon Athletica, Inc.	(a)92,254	4,370
Priceline.com, Inc.	(a)39,066	4,487
		20,908
Securities Brokerage & Services (2.3%)
IntercontinentalExchange, Inc.	(a)33,947	6,535
Services: Commercial (6.5%)
ChoicePoint, Inc.	(a)96,858	3,528
Corporate Executive Board Co.	96,503	5,800
Iron Mountain, Inc.	(a)120,921	4,476
Leucadia National Corp.	104,513	4,922
		18,726
Shipping (2.4%)
C.H. Robinson Worldwide, Inc.	128,204	6,938
Textile Apparel Manufacturers (1.5%)
Coach, Inc.	(a)143,894	4,400
Utilities: Gas Pipelines (1.4%)
Questar Corp.	74,377	4,024
Utilities: Telecommunications (1.5%)
NII Holdings, Inc.	(a)91,675	4,430
Wholesalers (2.2%)
Li & Fung Ltd.	1,626,000	6,498
Total Common Stocks (Cost $238,698)		272,419
Investment Company (2.9%)
Aeroplan Income Fund
(Cost $5,719)	353,923	8,499

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Mid Cap Growth Portfolio

		Value
	Shares	(000)
Short-Term Investment (3.5%)
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio
— Institutional Class
(Cost $10,125)	(b)10,125,201	$10,125
Total Investments (100.3%) (Cost $254,542)		(c) 291,043
Liabilities in Excess of Other Assets (-0.3%)		(912)
Net Assets (100%)		$290,131

(a)                        Non-income producing security.

(b)                       See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(c)                        The approximate market value and percentage of the investments, $19,839,000 and 6.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR           American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	December 31, 2007
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $244,417)	$280,918
Investment in Security of Affiliated Issuer, at Value (Cost $10,125)	10,125
Total Investments in Securities, at Value (Cost $254,542)	291,043
Cash	258
Receivable for Portfolio Shares Sold	482
Dividends Receivable	66
Interest Receivable	45
Receivable from Affiliate	3
Foreign Currency, at Value (Cost $2)	2
Other Assets	5
Total Assets	291,904
Liabilities:
Payable for Investments Purchased	838
Investment Advisory Fees Payable	458
Payable for Portfolio Shares Redeemed	351
Administration Fees Payable	62
Distribution Fees — Class II Shares	14
Custodian Fees Payable	10
Directors’ Fees and Expenses Payable	@—
Other Liabilities	40
Total Liabilities	1,773
NET ASSETS	$290,131
Net Assets Consist of:
Paid-in Capital	$189,265
Undistributed (Distributions in Excess of) Net Investment Income	2,126
Accumulated Net Realized Gain (Loss)	62,239
Unrealized Appreciation (Depreciation) on:
Investments	36,501
Foreign Currency Exchange Contracts and Translations	@—
Net Assets	$290,131
CLASS I:
Net Assets	$122,169
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,381,405 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 14.58
CLASS II:
Net Assets	$167,962
Net Asset Value, Offering and Redemption Price Per Share Applicable to 11,586,717 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 14.50

@ Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Mid Cap Growth Portfolio

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $54 Foreign Taxes Withheld)	$ 3,812
Dividends from Security of Affiliated Issuer	326
Interest from Securities of Unaffiliated Issuers	194
Total Investment Income	4,332
Expenses:
Investment Advisory Fees (Note B)	2,336
Administration Fees (Note C)	779
Distribution Fees — Class II Shares (Note D)	663
Shareholder Reporting Fees	138
Custodian Fees (Note E)	33
Professional Fees	31
Directors’ Fees and Expenses	5
Other	44
Expenses Before Bank Overdraft Expense	4,029
Bank Overdraft Expense	32
Total Expenses	4,061
Distribution Fees — Class II Shares Waived (Note D)	(474)
Investment Advisory Fees Voluntarily Waived (Note B)	(93)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(7)
Expense Offset (Note E)	(1)
Net Expenses	3,486
Net Investment Income (Loss)	846
Net Realized Gain (Loss) on:
Investments Sold	63,571
Foreign Currency Transactions	(20)
Net Realized Gain (Loss)	63,551
Change in Unrealized Appreciation (Depreciation) on:
Investments	781
Foreign Currency Exchange Contracts and Translations	@—
Net Change in Unrealized Appreciation (Depreciation)	781
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	64,332
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 65,178
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$ 846	$ 54
Net Realized Gain (Loss)	63,551	18,358
Net Change in Unrealized Appreciation (Depreciation)	781	6,727
Net Increase (Decrease) in Net Assets Resulting from Operations	65,178	25,139
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(5,777)	(7,538)
Class II:
Net Realized Gain	(12,391)	(4,533)
Total Distributions	(18,168)	(12,071)
Capital Share Transactions:(1)
Class I:
Subscriptions	22,824	32,621
Distributions Reinvested	5,777	7,538
Redemptions	(45,652)	(34,278)
Class II:
Subscriptions	100,984	129,050
Distributions Reinvested	12,391	4,533
Redemptions	(155,637)	(6,091)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(59,313)	133,373
Total Increase (Decrease) in Net Assets	(12,303)	146,441
Net Assets:
Beginning of Period	302,434	155,993
End of Period (including Undistributed (Distributions in Excess of) Net Investment Income of $2,126 and $56, respectively)	$ 290,131	$302,434
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,638	2,672
Shares Issued on Distributions Reinvested	427	644
Shares Redeemed	(3,336)	(2,834)
Net Increase (Decrease) in Class I Shares Outstanding	(1,271)	482
Class II:
Shares Subscribed	7,404	11,115
Shares Issued on Distributions Reinvested	921	389
Shares Redeemed	(11,389)	(503)
Net Increase (Decrease) in Class II Shares Outstanding	(3,064)	11,001

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.48		$12.18	$10.36	$8.52	$6.01
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.04		0.01	(0.06)	(0.05)	(0.06)
Net Realized and Unrealized Gain (Loss)	2.74		1.07	1.88	1.89	2.57
Total from Investment Operations	2.78		1.08	1.82	1.84	2.51
Distributions from and/or in Excess of:
Net Realized Gain	(0.68)		(0.78)	—	—	—
Net Asset Value, End of Period	$14.58		$12.48	$12.18	$10.36	$8.52
Total Return ±	22.67%		9.28%	17.57%	21.60%	41.76%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$122,169		$120,414	$111,677	$97,485	$73,933
Ratio of Expenses to Average Net Assets(1)	1.06	%+	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.05	%+	1.05%	1.05%	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.27	%+	0.07%	(0.54)%	(0.59)%	(0.76)%
Portfolio Turnover Rate	78%		65%	103%	124%	176%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.09	%+	1.06%	1.09%	1.13%	1.33%
Net Investment Income (Loss) to Average Net Assets	0.23	%+	0.06%	(0.58)%	(0.67)%	(1.04)%

	Class II
	Year Ended December 31,					Period from May 5, 2003* to December
Selected Per Share Data and Ratios	2007		2006	2005	2004	31, 2003
Net Asset Value, Beginning of Period	$12.42		$12.14	$10.35	$8.52	$6.60
Income (Loss) From Investment Operations
Net Investment Income (Loss)#	0.04		(0.00)‡	(0.07)	(0.06)	(0.04)
Net Realized and Unrealized Gain (Loss)	2.72		1.06	1.86	1.89	1.96
Total from Investment Operations	2.76		1.06	1.79	1.83	1.92
Distributions from and/or in Excess of:
Net Realized Gain	(0.68)		(0.78)	—	—	—
Net Asset Value, End of Period	$14.50		$12.42	$12.14	$10.35	$8.52
Total Return ±	22.61%		9.14%	17.29%	21.48%	29.09	%††
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$167,962		$182,020	$44,316	$22,543	$10,888
Ratio of Expenses to Average Net Assets(2)	1.16	%+	1.15%	1.15%	1.15%	1.15	%**
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.15	%+	1.15%	1.15%	1.15%	1.15	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.27	%+	(0.04)%	(0.63)%	(0.69)%	(0.86	)%**
Portfolio Turnover Rate	78%		65%	103%	124%	176%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.44	%+	1.40%	1.44%	1.48%	1.68	%**
Net Investment Income (Loss) to Average Net Assets	(0.01	)%+	(0.29)%	(0.92)%	(1.02)%	(1.39	)%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations
**	Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

††	Not Annualized
‡	Amount is less than $0.005 per share.
±

Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies including emerging market securities. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.

Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.

Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

4.

Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Over $1
million	million	billion
0.75%	0.70%	0.65%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05% for Class I shares and 1.15% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2007, this waiver amounted to $93,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2007, this waiver amounted to approximately $474,000.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions		2006 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$5,101	$13,067	$1,746	$10,325

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$1,224	$(1,421)	$197

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$24,369	$40,544

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$254,818	$48,596	$(12,371)	$36,225

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 2, 2008, for U.S. Federal income tax purposes, post-October capital and currency losses of approximately $70,000 and $2,000, respectively.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stan-ley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$ —	$94,288	$84,163	$326	$10,125

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $232,316,000 and $300,136,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2007.

During the year ended December 31, 2007, the Portfolio incurred approximately $3,200 of brokerage commissions to Morgan Stanley & Co. Incorporated an affiliated broker dealer.

I. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 65.2% and 87.0%, for Class I and Class II shares, respectively.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. -
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

For corporate shareholders, 34.5% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $13,067,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director

Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director

James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Term of Office
	Position(s) Held	and Length of
Name, Age and Address of Executive Officer	with Registrant	Time Served*	Principal Occupation(s) During Past 5 Years

Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stan-ley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFMCGANN

IU08-00587I-Y12/07

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

U.S. Mid Cap Value Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

U.S. Mid Cap Value Portfolio

The U.S. Mid Cap Value Portfolio (the “Portfolio”) seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. Stocks of mid cap companies may entail special risks, such as greater market volatility, more limited markets, financial resources and product lines and may lack the depth of management of larger companies.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 7.84%, net of fees, for Class I shares and 7.74%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares outperformed against its benchmark, the Russell Midcap® Value Index (the “Index”) which returned -1.42%.

Factors Affecting Performance

•                  The broad stock market had a modest gain for the year; however, value stocks lagged the broad average. Investors began to favor growth stocks, as economic and market outlooks were dampened by high oil prices, diminished consumer spending, a weak housing market, and concerns about corporate profitability.

•                  The primary contributor to relative outperformance against the Index was an underweight and stock selection in the financial services sector. The Portfolio had no exposure to real estate investment trusts (REITs) and limited exposure to regional banks, which helped minimize exposure to the damage caused by the subprime mortgage collapse. Furthermore, strong stock selection in diversified financials companies bolstered relative gains.

•                  Stock selection in the industrials sector was another positive influence, with holdings in aerospace and defense, and engineering and construction stocks adding to relative results.

•                  In the consumer discretionary sector, the Portfolio benefited from a media holding that announced an acquisition during the period and a strong performing internet retailer.

•                  The technology sector contributed positively to relative performance, largely due to a networking equipment stock that was also the Portfolio’s top performing holding for the year.

•                  Detractors from relative performance included stock selection in the consumer staples sector. The Portfolio had exposure to a drug store chain whose share price declined in response to company specific problems.

•                  Stock selection in the materials sector also hampered relative results, stemming from weak performance from a position in a paint manufacturing company, and a lack of exposure to the metals and mining industry.

Management Strategies

•                  We continue to seek value stocks using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.

Performance Compared to the Russell Midcap® Value Index (1)

	Total Returns (2)
		Average Annual
	One Year	Five Year	Ten Year	Since Inception (5)
Portfolio – Class I(3)	7.84%	18.84%	9.81%	12.33%
Russell Midcap® Value Index	(1.42)	17.92	10.18	12.30

Portfolio – Class II(4)	7.74	—	—	18.57
Russell Midcap® Value Index	(1.42)	—	—	18.17

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)          The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)          Commenced operations on January 2, 1997.

(4)          Commenced operations on May 5, 2003.

(5)          For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

U.S. Mid Cap Value Portfolio

*                 Commenced operations on May 5, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

U. S. Mid Cap Value Portfolio

	Beginning Account Value	Ending Account Value December 31,	Expenses Paid During Period* July 1, 2007 — December 31,
	July 1, 2007	2007	2007
Class I
Actual	$1,000.00	$968.10	$4.96
Hypothetical (5% average
annual return before expenses)	1,000.00	1,020.16	5.09

Class II
Actual	1,000.00	967.80	5.46
Hypothetical (5% average
annual return before expenses)	1,000.00	1,019.66	5.60

*      Expenses are equal to Class I and Class II shares’ annualized net expense ratios of 1.00% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*                 Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

U.S. Mid Cap Value Portfolio

	Shares	Value (000)
Common Stocks (96.2%)
Aerospace & Defense (3.4%)
Goodrich Corp.	212,900	$ 15,033
Biotechnology (2.3%)
Affymetrix, Inc.	(a)444,720	10,291
Capital Markets (7.0%)
Bear Stearns Cos., Inc. (The)	118,252	10,436
Invesco Ltd.	362,675	11,381
Northern Trust Corp.	114,176	8,743
		30,560
Chemicals (4.7%)
International Flavors & Fragrances, Inc.	212,850	10,244
Valspar Corp.	449,630	10,135
		20,379
Commercial Services & Supplies (2.4%)
Pitney Bowes, Inc.	273,400	10,400
Computers & Peripherals (2.4%)
Diebold, Inc.	368,860	10,690
Diversified Consumer Services (2.0%)
Apollo Group, Inc., Class A	(a)122,438	8,589
Electric Utilities (5.1%)
American Electric Power Co., Inc.	249,130	11,600
DPL, Inc.	358,470	10,629
		22,229
Electronic Equipment & Instruments (2.6%)
Flextronics International Ltd.	(a)927,248	11,183
Food & Staples Retailing (1.6%)
Rite Aid Corp.	(a)2,464,710	6,876
Food Products (2.7%)
ConAgra Foods, Inc.	500,560	11,908
Health Care Equipment & Supplies (3.3%)
Beckman Coulter, Inc.	198,470	14,449
Health Care Providers & Services (7.3%)
Healthsouth Corp.	(a)566,586	11,898
Omnicare, Inc.	343,880	7,844
Owens & Minor, Inc.	282,730	11,996
		31,738
Household Durables (3.8%)
Fortune Brands, Inc.	112,977	8,175
Newell Rubbermaid, Inc.	332,580	8,607
		16,782
Independent Power Producers & Energy Traders (1.0%)
Constellation Energy Group, Inc.	44,389	4,551
Information Technology Services (2.1%)
Perot Systems Corp., Class A	(a)695,240	9,386
Insurance (10.7%)
ACE Ltd.	205,720	12,710
Allied World Assurance Holdings Ltd.	202,278	10,148
Aspen Insurance Holdings Ltd.	395,240	11,399
Marsh & McLennan Cos., Inc.	469,331	12,423
		46,680
Internet & Catalog Retail (1.6%)
Orbitz Worldwide, Inc.	(a)817,516	6,949
Machinery (4.6%)
Pentair, Inc.	338,620	$ 11,787
Tata Motors Ltd. ADR	448,923	8,467
		20,254
Media (2.2%)
Live Nation, Inc.	(a)657,407	9,545
Multi-Utilities (2.7%)
Wisconsin Energy Corp.	241,840	11,780
Office Electronics (1.9%)
Zebra Technologies Corp.	(a)235,900	8,186
Oil, Gas & Consumable Fuels (8.7%)
El Paso Corp.	618,470	10,663
Hess Corp.	153,910	15,523
Newfield Exploration Co.	(a)227,500	11,989
		38,175
Paper & Forest Products (2.5%)
Domtar Corp.	(a)1,408,500	10,831
Personal Products (2.8%)
Estee Lauder Cos., Inc. (The)	280,900	12,250
Specialty Retail (1.7%)
Office Depot, Inc.	(a)549,670	7,646
Thrifts & Mortgage Finance (3.1%)
Hudson City Bancorp, Inc.	893,980	13,428
Total Common Stocks (Cost $407,853)		420,768
Investment Company (2.1%)
Market Vectors Gold Miners ETF
(Cost $8,840)	202,100	9,266
Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio
— Institutional Class
(Cost $4,569)	(b)4,569,306	4,569
Total Investments (99.3%) (Cost $421,262)		434,603
Other Assets in Excess of Liabilities (0.7%)		2,858
Net Assets (100%)		$437,461

(a)                                  Non-income producing security.

(b)                                 See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

ADR                     American Depositary Receipt

ETF                          Exchange Traded Fund

4	The accompanying notes are an integral part of the financial statements

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

U.S. Mid Cap Value Portfolio

Statement of Assets and Liabilities	December 31, 2007
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $416,693)	$430,034
Investment in Security of Affiliated Issuer, at Value (Cost $4,569)	4,569
Total Investments in Securities, at Value (Cost $421,262)	434,603
Receivable for Investments Sold	3,778
Receivable for Portfolio Shares Sold	840
Dividends Receivable	329
Interest Receivable	19
Receivable from Affiliate	3
Other Assets	8
Total Assets	439,580
Liabilities:
Payable for Investments Purchased	943
Investment Advisory Fees Payable	826
Payable for Portfolio Shares Redeemed	167
Administration Fees Payable	95
Distribution Fees — Class II Shares	12
Custodian Fees Payable	8
Directors’ Fees and Expenses Payable	2
Other Liabilities	66
Total Liabilities	2,119
NET ASSETS	$437,461
Net Assets Consist of:
Paid-in Capital	$316,699
Undistributed (Distributions in Excess of) Net Investment Income	2,741
Accumulated Net Realized Gain (Loss)	104,680
Unrealized Appreciation (Depreciation) on:
Investments	13,341
Net Assets	$437,461
CLASS I:
Net Assets	$302,575
Net Asset Value, Offering and Redemption Price Per Share Applicable to 15,830,739 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 19.11
CLASS II:
Net Assets	$134,886
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,084,973 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 19.04

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

U.S. Mid Cap Value Portfolio

Statement of Operations	Year Ended
December 31, 2007
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$ 6,905
Dividends from Security of Affiliated Issuer	657
Interest from Securities of Unaffiliated Issuers	281
Total Investment Income	7,843
Expenses:
Investment Advisory Fees (Note B)	3,447
Administration Fees (Note C)	1,198
Distribution Fees — Class II Shares (Note D)	445
Shareholder Reporting Fees	78
Professional Fees	33
Custodian Fees (Note E)	23
Directors’ Fees and Expenses	8
Other	62
Total Expenses	5,294
Distribution Fees — Class II Shares Waived (Note D)	(318)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(14)
Expense Offset (Note E)	@—
Net Expenses	4,962
Net Investment Income (Loss)	2,881
Net Realized Gain (Loss) on:
Investments Sold	104,693
Change in Unrealized Appreciation (Depreciation) on:
Investments	(69,389)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	35,304
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 38,185
@ Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

U.S. Mid Cap Value Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2007	Year Ended December 31, 2006
	(000)	(000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$ 2,881	$ 2,975
Net Realized Gain (Loss)	104,693	47,637
Net Change in Unrealized Appreciation (Depreciation)	(69,389)	35,781
Net Increase (Decrease) in Net Assets Resulting from Operations	38,185	86,393
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,239)	(1,019)
Net Realized Gain	(34,665)	(43,934)
Class II:
Net Investment Income	(737)	(196)
Net Realized Gain	(12,801)	(10,835)
Total Distributions	(50,442)	(55,984)
Capital Share Transactions:(1)
Class I:
Subscriptions	22,810	18,538
Distributions Reinvested	36,904	44,953
Redemptions	(131,035)	(62,979)
Class II:
Subscriptions	32,820	25,745
Distributions Reinvested	13,538	11,031
Redemptions	(15,242)	(5,768)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(40,205)	31,520
Total Increase (Decrease) in Net Assets	(52,462)	61,929
Net Assets:
Beginning of Period	489,923	427,994
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $2,741 and $2,973, respectively)	$437,461	$489,923
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,105	969
Shares Issued on Distributions Reinvested	1,839	2,644
Shares Redeemed	(6,417)	(3,328)
Net Increase (Decrease) in Class I Shares Outstanding	(3,473)	285
Class II:
Shares Subscribed	1,636	1,364
Shares Issued on Distributions Reinvested	677	651
Shares Redeemed	(760)	(303)
Net Increase (Decrease) in Class II Shares Outstanding	1,553	1,712

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

U.S. Mid Cap Value Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 19.74	$ 18.75	$ 16.99	$ 14.83	$ 10.49
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.13	0.13	0.06	0.06	0.01
Net Realized and Unrealized Gain (Loss)	1.53	3.35	2.01	2.10	4.33
Total from Investment Operations	1.66	3.48	2.07	2.16	4.34
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.06)	(0.06)	(0.00)†	—
Net Realized Gain	(2.15)	(2.43)	(0.25)	—	—
Total Distributions	(2.29)	(2.49)	(0.31)	(0.00)†	—
Net Asset Value, End of Period	$ 19.11	$ 19.74	$ 18.75	$ 16.99	$ 14.83
Total Return ±	7.84%	20.70%	12.31%	14.59%	41.37%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$302,575	$381,064	$356,544	$343,551	$241,384
Ratio of Expenses to Average Net Assets(1)	1.01%+	1.01%	1.01%	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.62%+	0.67%	0.32%	0.39%	0.04%
Portfolio Turnover Rate	68%	65%	77%	80%	218%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	N/A	N/A	1.05%	1.12%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	0.39%	(0.03)%

	Class II
	Year Ended December 31,					Period from
						May 5, 2003*
						to December
Selected Per Share Data and Ratios	2007	2006	2005		2004	31, 2003
Net Asset Value, Beginning of Period	$ 19.68	$ 18.70	$ 16.96		$ 14.81	$ 11.18
Income (Loss) from Investment Operations
Net Investment Income (Loss) #	0.11	0.11	0.04		0.05	0.01
Net Realized and Unrealized Gain (Loss)	1.52	3.34	2.00		2.10	3.62
Total from Investment Operations	1.63	3.45	2.04		2.15	3.63
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.04)	(0.05)		(0.00)†	—
Net Realized Gain	(2.15)	(2.43)	(0.25)		—	—
Total Distributions	(2.27)	(2.47)	(0.30)		(0.00)†	—
Net Asset Value, End of Period	$ 19.04	$ 19.68	$ 18.70		$ 16.96	$ 14.81
Total Return ±	7.74%	20.62%	12.15%		14.53%	32.47	%††
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$134,886	$108,859	$ 71,450		$ 43,000	$19,288
Ratio of Expenses to Average Net Assets(2)	1.11%+	1.11%	1.11%		1.15%	1.15	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.54%+	0.59%	0.25%		0.32%	(0.06	)%**
Portfolio Turnover Rate	68%	65%	77%		80%	218%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.36%+	1.36%	1.36%		1.40%	1.47	%**
Net Investment Income (Loss) to Average Net Assets	0.29%+	0.34%	0.00	%†††	0.07%	(0.38	)%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations
**	Annualized
†	Amount is less than $0.005 per share.
††	Not Annualized
†††	Amount is less than 0.005%.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±

Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the U.S. Mid Cap Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.     Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.     Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3.     Futures: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains (losses) in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

involve market risk in excess of the related amounts recognized in the Statement of Assets and Liabilities.

Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

4.     New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

5.     Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1	Over $1
billion	billion
0.72%	0.65%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05% for Class I shares and 1.15% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses.  Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund.  For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.  An employee of JPMIS is an officer of the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2007, this waiver amounted to approximately $318,000.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses.  These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From:		2006 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)

$22,972	$27,470	$15,184	$40,800

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to return of capital adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
(000)	(000)	(000)
$(137)	$137	—

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
(000)	(000)
$50,633	$56,968

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$421,438	$56,064	$(42,899)	$13,165

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $14,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$ —	$166,248	$161,679	$657	$4,569

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $310,932,000 and $388,361,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2007.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

During the year ended December 31, 2007, the Portfolio incurred approximately $6,000 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

I. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 78.7% and 83.4%, for Class I and Class II shares, respectively.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. -
U.S. Mid Cap Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Mid Cap Value Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Mid Cap Value Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

For corporate shareholders, 26.3% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $27,470,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator..... Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free
1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFMCVANN

IU08-005921-Y12/07

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Value Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

Value Portfolio

The Value Portfolio (the “Portfolio”) seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities. The Portfolio is subject to market risk, which is the possibility that the market values of securities owned by the Portfolio will decline and that the value of portfolio shares may therefore be less than what you paid for them.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -3.07%, net of fees. The Portfolio underperformed against its benchmarks, the Russell 1000® Value Index (the “Index”) which returned -0.17% and the S&P 500® Index which returned 5.49%.

Factors Affecting Performance

•                  The persistence of two dominant themes in the market’s leadership over the past several years and again in 2007—cyclicals and energy—continued to act as a significant headwind to the Portfolio’s results. The energy, utilities, industrials and materials sectors led performance again for the period under review. Yet we continued to avoid the excessively high valuations found within these sectors, which in turn hampered performance during the period.

•                  Nevertheless, in periods of strong cyclical rotations such as in July and October-November, the Portfolio demonstrated a measure of resilience, which is expected given our emphasis on stocks with reasonable valuations relative to our assessment of fair value.

•                  The primary detractor from relative performance was the Portfolio’s lack of exposure to the energy sector. Significant underweights in the utilities and industrials sectors also dampened relative returns.

•                  Conversely, the Portfolio largest positive contribution came from our stock selection and the resulting underweight allocation in the financials sector. Within the sector, the Portfolio owned holdings in banks, brokerages, insurers, and government sponsored enterprises.

•                  Strong stock selection and an overweight to the consumer staples sector also bolstered the Portfolio’s relative performance.

Management Strategies

•                  There were no significant changes to the Portfolio’s positioning during the period. We have yet to see a sustainable change in stock market leadership that would prompt us to reconsider our underlying reasons for maintaining the Portfolio’s positioning in its relatively unchanged state. Although at two points in the second half of 2007 the market came close to shifting away from the cyclicals-dominated trend that has persisted for the past several years, neither rotation showed any traction. Until the market leadership rotates away from favoring richly valued cyclicals, the Portfolio will likely retain its current stance.

•                  As a result of our bottom-up stock-selection process, the Portfolio’s largest sector weights at period end, in decreasing order, were financials, consumer staples and health care.

Performance Compared to the Russell 1000® Value Index(1) and S&P 500® Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)
Portfolio - Class I(4)	(3.07)%	13.36%	5.99%	7.28%
Russell 1000® Value Index	(0.17)	14.63	7.68	9.98
S&P 500® Index	5.49	12.83	5.91	8.21

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)   The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)   The S&P 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)   Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)   Commenced operations on January 2, 1997.

(5)   For comparative purposes, average annual since inception returns listed for the Indexes refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Value Portfolio

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Please note that ‘‘Expenses Paid During Period’’ are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note D in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value December 31,	Expenses Paid During Period * July 1, 2007 — December 31,
	July 1, 2007	2007	2007
Actual	$1,000.00	$913.40	$4.10
Hypothetical (5% average
annual return before expenses)	1,000.00	1,020.92	4.33

*    Expenses are equal to the Portfolio’s annualized net expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*      Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

Value Portfolio

		Value
	Shares	(000)
Common Stocks (97.7%)
Airlines (0.7%)
Southwest Airlines Co.	25,200	$ 307
Beverages (3.7%)
Anheuser-Busch Cos., Inc.	8,700	455
Coca-Cola Co. (The)	20,900	1,283
		1,738
Capital Markets (3.2%)
Bank of New York Mellon Corp. (The)	17,160	837
Bear Stearns Cos., Inc. (The)	1,900	168
Merrill Lynch & Co., Inc.	9,100	488
		1,493
Chemicals (3.3%)
E.I. du Pont de Nemours & Co.	25,800	1,137
Rohm & Haas Co.	8,000	425
		1,562
Commercial Banks (9.2%)
Bank of America Corp.	37,200	1,535
Barclays plc ADR	1,800	72
PNC Financial Services Group, Inc.	6,900	453
U.S. Bancorp	9,100	289
Wachovia Corp.	31,213	1,187
Wells Fargo & Co.	26,200	791
		4,327
Communications Equipment (0.3%)
Alcatel-Lucent ADR	3,200	23
Telefonaktiebolaget LM Ericsson ADR	5,100	119
		142
Computers & Peripherals (2.8%)
Dell, Inc.	(a)18,300	449
Hewlett-Packard Co.	6,300	318
International Business Machines Corp.	5,100	551
		1,318
Diversified Financial Services (4.3%)
Citigroup, Inc.	43,800	1,290
JPMorgan Chase & Co.	16,500	720
		2,010
Diversified Telecommunication Services (4.8%)
AT&T, Inc.	16,800	698
Verizon Communications, Inc.	35,400	1,547
		2,245
Food & Staples Retailing (5.0%)
CVS/Caremark Corp.	22,800	906
Wal-Mart Stores, Inc.	29,800	1,417
		2,323
Food Products (7.5%)
Cadbury Schweppes plc ADR	21,200	1,047
Kraft Foods, Inc.	32,157	1,049
Sara Lee Corp.	9,500	153
Unilever N.V. (NY Shares)	35,200	1,283
		3,532
Health Care Equipment & Supplies (0.6%)
Boston Scientific Corp.	(a)24,400	$ 284
Health Care Providers & Services (2.2%)
Cardinal Health, Inc.	11,400	658
UnitedHealth Group, Inc.	3,300	192
WellPoint, Inc.	(a)1,800	158
		1,008
Household Products (2.6%)
Kimberly-Clark Corp.	10,400	721
Procter & Gamble Co.	6,500	477
		1,198
Industrial Conglomerates (1.3%)
General Electric Co.	16,800	623
Information Technology Services (0.8%)
Computer Sciences Corp.	(a)3,100	153
Western Union Co. (The)	9,700	236
		389
Insurance (8.6%)
Aflac, Inc.	3,700	232
American International Group, Inc.	8,900	519
Berkshire Hathaway, Inc., Class B	(a)100	474
Chubb Corp.	21,980	1,200
Genworth Financial, Inc.	6,500	165
Hartford Financial Services Group, Inc.	2,300	200
MBIA, Inc.	3,000	56
MetLife, Inc.	6,800	419
Torchmark Corp.	6,300	381
Travelers Cos., Inc. (The)	7,120	383
		4,029
Internet & Catalog Retail (1.0%)
Liberty Media Corp. - Interactive, Class A	(a)24,000	458
Media (10.5%)
Comcast Corp., Class A	(a)63,000	1,150
Liberty Media Corp., - Capital, Class A	(a)4,920	573
News Corp., Class B	26,700	567
Time Warner, Inc.	69,800	1,153
Viacom, Inc., Class B	(a)33,450	1,469
		4,912
Metals & Mining (0.9%)
Alcoa, Inc.	10,100	369
Newmont Mining Corp.	1,500	73
		442
Paper & Forest Products (3.8%)
International Paper Co.	55,575	1,800
Pharmaceuticals (14.6%)
Abbott Laboratories	15,000	842
Bristol-Myers Squibb Co.	53,800	1,427
Eli Lilly & Co.	15,300	817
GlaxoSmithKline plc ADR	8,900	448
Pfizer, Inc.	40,200	914
Roche Holding AG ADR	2,400	207
Schering-Plough Corp.	37,800	1,007

The accompanying notes are an integral part of the financial statements.	3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Value Portfolio

		Value
	Shares	(000)
Pharmaceuticals (cont’d)
Wyeth	26,900	1,189
		6,851
Semiconductors & Semiconductor Equipment (1.4%)
Intel Corp.	11,600	309
KLA-Tencor Corp.	3,200	154
Texas Instruments, Inc.	5,100	171
		634
Software (0.9%)
Microsoft Corp.	11,900	424
Specialty Retail (0.6%)
Home Depot, Inc.	5,300	143
Lowe’s Cos., Inc.	7,100	160
		303
Thrifts & Mortgage Finance (1.3%)
Fannie Mae	3,700	148
Freddie Mac	12,700	433
		581
Tobacco (1.8%)
Altria Group, Inc.	11,300	854
Total Common Stocks (Cost $43,574)		45,787
Short-Term Investment (2.6%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity
Government Portfolio
— Institutional Class (Cost $1,199)	(b)1,199,035	1,199
Total Investments (100.3%) (Cost $44,773)		46,986
Liabilities in Excess of Other Assets (-0.3%)		(123)
Net Assets (100%)		$46,863

(a)                                  Non-income producing security.

(b)                                 See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class.

ADR                   American Depositary Receipt

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Value Portfolio

Statement of Assets and Liabilities	December 31, 2007
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $43,574)	$45,787
Investment in Security of Affiliated Issuer, at Value (Cost $1,199)	1,199
Total Investments in Securities, at Value (Cost $44,773)	46,986
Dividends Receivable	56
Receivable for Portfolio Shares Sold	31
Interest Receivable	5
Receivable from Affiliate	@—
Other Assets	1
Total Assets	47,079
Liabilities:
Payable for Portfolio Shares Redeemed	91
Investment Advisory Fees Payable	84
Administration Fees Payable	10
Custodian Fees Payable	5
Directors’ Fees and Expenses Payable	1
Other Liabilities	25
Total Liabilities	216
NET ASSETS	$46,863
Net Assets Consist of:
Paid-in Capital	$38,027
Undistributed (Distributions in Excess of) Net Investment Income	1,118
Accumulated Net Realized Gain (Loss)	5,505
Unrealized Appreciation (Depreciation) on Investments	2,213
Net Assets	$46,863
CLASS I:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,557,931 Outstanding $0.001
Par Value Shares (Authorized 500,000,000 Shares)	$ 13.17
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Value Portfolio

Statement of Operations	Year Ended
December 31, 2007
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$1,599
Dividends from Security of Affiliated Issuer	55
Interest from Securities of Unaffiliated Issuers	29
Total Investment Income	1,683
Expenses:
Investment Advisory Fees (Note B)	365
Administration Fees (Note C)	166
Shareholder Reporting Fees	23
Professional Fees	19
Custodian Fees (Note D)	17
Directors’ Fees and Expenses	2
Other	12
Total Expenses	604
Investment Advisory Fees Voluntarily Waived (Note B)	(41)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(1)
Expense Offset (Note D)	@—
Net Expenses	562
Net Investment Income (Loss)	1,121
Net Realized Gain (Loss) on:
Investments Sold	5,655
Change in Unrealized Appreciation (Depreciation) on:
Investments	(8,033)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(2,378)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,257)
@ Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Value Portfolio

Statements of Changes in Net Assets	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
	(000)	(000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$1,121	$1,278
Net Realized Gain (Loss)	5,655	4,888
Net Change in Unrealized Appreciation (Depreciation)	(8,033)	4,686
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,257)	10,852
Distributions from and/or in Excess of:
Net Investment Income	(1,277)	(1,183)
Net Realized Gain	(4,848)	(6,970)
Total Distributions	(6,125)	(8,153)
Capital Share Transactions:(1)
Subscriptions	4,783	4,311
Distributions Reinvested	6,125	8,153
Redemptions	(26,754)	(20,177)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(15,846)	(7,713)
Total Increase (Decrease) in Net Assets	(23,228)	(5,014)
Net Assets:
Beginning of Period	70,091	75,105
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $1,118 and $1,274, respectively)	$46,863	$70,091
(1) Capital Share Transactions:
Shares Subscribed	327	296
Shares Issued on Distributions Reinvested	420	616
Shares Redeemed	(1,903)	(1,381)
Net Increase (Decrease) in Capital Shares Outstanding	(1,156)	(469)

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

Value Portfolio

	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 14.87	$ 14.49	$ 14.88	$ 13.18	$ 9.83
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.25	0.26	0.25	0.21	0.15
Net Realized and Unrealized Gain (Loss)	(0.57)	1.96	0.38	2.06	3.20
Total from Investment Operations	(0.32)	2.22	0.63	2.27	3.35
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.27)	(0.20)	(0.14)	—
Net Realized Gain	(1.09)	(1.57)	(0.82)	(0.43)	—
Total Distributions	(1.38)	(1.84)	(1.02)	(0.57)	—
Net Asset Value, End of Period	$ 13.17	$ 14.87	$ 14.49	$ 14.88	$ 13.18
Total Return ±	(3.07)%	16.89%	4.56%	17.83%	34.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$46,863	$70,091	$75,105	$67,811	$52,670
Ratio of Expenses to Average Net Assets (1)	0.85%+	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.69%+	1.83%	1.72%	1.52%	1.37%
Portfolio Turnover Rate	17%	23%	32%	40%	135%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	0.91%+	0.93%	0.92%	0.95%	0.99%
Net Investment Income (Loss) to Average Net Assets	1.63%+	1.75%	1.65%	1.42%	1.23%

#                            Per share amount is based on average shares outstanding.

+                            Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±                            Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.     Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.     Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.  In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3.     New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value    Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

4.     Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Over $1
million	million	billion
0.55%	0.50%	0.45%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2007, this waiver amounted to $41,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

F. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From:		2006 Distributions Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$1,476	$4,649	$2,146	$6,007

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. There was no reclassifications for the current fiscal period.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$1,427	$5,344

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$44,917	$5,580	$(3,511)	$ 2,069

G. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Government Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Government Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Government Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$ —	$11,577	$10,378	$55	$1,199

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $11,154,000 and $30,818,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2007.

During the year ended December 31, 2007, the Portfolio incurred less than $500 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

H. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 87.1%.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. -
Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Value Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $4,649,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006);Chairperson of the Insurance Sub- Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s)Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036	Legal Counsel Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131

Distributor Morgan Stanley Distribution, Inc. One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, Pennsylvania 19428-2881	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116-5072

Custodian JPMorgan Chase Bank, N.A. 270 Park Avenue New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFVALANN
IU08-005961-Y12/07

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Core Plus Fixed Income Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio (the “Portfolio”) seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government. Fixed-income securities are subject to credit and interest-rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. In a declining interest-rate environment, the Portfolio may generate less income. In a rising interest-rate environment, bond prices fall.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 5.46%, net of fees, for Class I shares and 5.22%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares underperformed against its benchmark, the Lehman Brothers U.S. Aggregate Index (the “Index”) which returned 6.97%

Factors Affecting Performance

•             Increasing delinquency rates on subprime loans, high-profile hedge fund collapses, and a series of subprime mortgage related credit downgrades weighed heavily on the markets in the latter half of the reporting year. This impact was exacerbated by an influx of forced sellers looking to liquidate assets to help meet margin calls and capital withdrawals, leading to a significant credit and liquidity contraction.

•             Investors grew increasingly concerned about the impact on financial markets, the financial system, and the broader economy and demanded additional compensation for owning riskier investments. As a result, a flight to quality ensued and credit spreads widened sharply.

•             The Federal Reserve (the “Fed”) took steps to ease the liquidity crisis, reducing the target federal funds rate by a total of 1% between September and the end of the year, bringing the rate to 4.25%.

•             Overall, U.S. Treasury securities outperformed other areas of the fixed income market. The mortgage market was hit by the turmoil surrounding residential housing, and especially by its spillover effects on secondary market activity, most notably in the non-agency mortgage area.

•             Within the investment-grade corporate sector, higher-rated (AAA) issues outpaced the middle investment grade issues. Industrials and utilities handily outpaced financials, which were hit most by the recent liquidity crisis. Within the high yield sector, spreads were at the tightest levels in over 20 years at the end of May. However, over the balance of the year, spreads widened considerably. Overall, intermediate-term and higher-quality issues posted the best returns within the high-yield sector.

•             The Portfolio’s positioning in corporate credits and emerging market debt benefited performance. Although an underweight to agency mortgage-backed securities helped performance, this was more than offset by the poor price performance of holdings in non-agency mortgages, which were overweighted versus the Index.

Management Strategies

•             We maintained an underweight to corporate credits during the year, which was additive to performance as credit spreads widened considerably in the latter months of the year. We also maintained an underweight to high-yield securities and the lower-rated segment of that sector in particular, which was also beneficial as higher-quality issues generally outperformed lower-rated issues.

•             Throughout the period, we employed a defensive interest rate strategy by maintaining a duration for the Portfolio shorter than that of the Index. Although this strategy was beneficial early in the period when interest rates were rising, it detracted from performance for the overall reporting year as the Fed easing in the latter months caused rates to decline significantly.

•             In March of this year, the Portfolio’s yield curve positioning was adjusted to underweight longer dated issues and overweight intermediate dated issues. This was particularly additive to performance as the spread between intermediate- and long-dated yields widened and the curve steepened during the summer.

•             For the majority of the year, the Portfolio held an underweight position to agency mortgage-backed securities, with a focus on high-coupon, slow-prepaying agency issues, and an overweight to non-agency mortgages issued to high quality borrowers. During the fourth quarter, the agency

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Core Plus Fixed Income Portfolio

mortgage-backed position was increased to a neutral position versus the Index.

•             Overall our emerging market debt strategy favored local-currency denominated securities in Argentina, Brazil, Mexico, Turkey, and a few other smaller countries.

Performance Compared to the Lehman Brothers U.S. Aggregate Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Year	Years	Inception(5)

Portfolio – Class I(3)	5.46%	4.48%	5.59%	5.98%
Lehman Brothers U.S. Aggregate Index	6.97	4.42	5.97	6.35
Portfolio – Class II(4)	5.22	—	—	4.06
Lehman Brothers U.S. Aggregate Index	6.97	—	—	4.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower. Yields will fluctuate as market conditions change.

(1)         Lehman Brothers U.S. Aggregate Index is an index comprised of approximately 6,000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)         Total returns for the Portfolio reflect expenses waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)         Commenced operations on January 2, 1997.

(4)         Commenced operations on May 1, 2003.

(5)         For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on May 1, 2003.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Core Plus Fixed Income Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2007 —
	Account Value	December 31,	December 31,
	July 1, 2007	2007	2007
Class I
Actual	$1,000.00	$1,042.70	$3.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.03	3.21

Class II
Actual	1,000.00	1,041.10	4.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.77	4.48

*       Expenses are equal to Class I and Class II shares’ annualized net expense ratios of 0.63% and 0.88%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*            Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (105.1%)
Agency Adjustable Rate Mortgages (3.6%)
Federal Home Loan Mortgage Corp.,
5.50%, 1/15/37	$7,500	$7,485
5.59%, 11/1/36	1,639	1,660
5.62%, 3/1/37	1,686	1,710
5.72%, 1/1/37	2,806	2,834
5.87%, 4/1/37	1,934	1,965
5.97%, 1/1/37	1,294	1,314
Federal National Mortgage Association,
5.97%, 4/1/37	1,926	1,976
7.23%, 7/1/36	1,673	1,715
7.24%, 8/1/36	1,255	1,279
Government National Mortgage Association,
5.63%, 7/20/25 - 9/20/27	87	87
6.13%, 12/20/25 - 11/20/27	35	35
6.38%, 1/20/25 - 2/20/28	571	577
		22,637
Agency Fixed Rate Mortgages (33.3%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
10.50%, 1/1/10 - 5/1/19	1	2
11.50%, 10/1/15 - 5/1/19	13	13
Gold Pools:
5.50%, 9/1/37 - 10/1/37	30,819	30,761
6.00%, 8/1/37 - 10/1/37	15,201	15,430
6.50%, 9/1/32	264	273
7.00%, 3/1/32	10	11
7.50%, 6/1/20 - 8/1/32	2,006	2,143
8.00%, 8/1/30 - 1/1/31	57	60
8.50%, 1/1/29 - 8/1/30	80	85
9.50%, 12/1/22	7	8
10.00%, 6/1/17	8	8
January TBA,
6.00%, 1/1/36	(a)28,900	29,329
Federal National Mortgage Association,
Conventional Pools:
5.00%, 2/1/37 - 10/1/37	7,569	7,386
5.50%, 1/1/37 - 7/1/37	16,168	16,151
6.50%, 9/1/28 - 10/1/33	3,769	3,898
7.00%, 10/1/27 - 1/1/35	7,527	7,938
7.50%, 6/1/25 - 9/1/35	2,172	2,321
8.00%, 10/1/29 - 9/1/32	1,817	1,945
8.50%, 4/1/30 - 5/1/32	654	704
9.50%, 11/1/21 - 4/1/30	139	152
10.00%, 3/1/16 - 5/1/22	32	37
10.50%, 1/1/16 - 5/1/22	372	427
11.00%, 6/1/19 - 11/1/20	169	197
11.50%, 11/1/19	3	3
13.00%, 10/1/15	1	1
January TBA,
4.50%, 1/25/18	(a)11,250	11,074
5.00%, 1/1/21 - 1/25/37	(a)34,125	33,576
5.50%, 1/25/33	(a)7,500	7,492
6.50%, 1/25/33	(a)6,550	6,733
7.00%, 1/25/36	$2,875	$2,991
Government National Mortgage Association,
Various Pools:
9.00%, 11/15/17 - 1/15/25	102	110
9.50%, 10/15/16 - 11/15/21	335	363
10.00%, 11/15/09 - 6/15/22	518	599
10.50%, 1/15/18 - 8/15/20	56	64
11.00%, 12/15/09 - 1/15/16	14	15
11.50%, 2/15/13 - 8/15/13	4	6
12.00%, 12/15/12 - 12/15/13	12	14
January TBA,
6.50%, 1/15/36	(a)4,350	4,472
February TBA,
5.00%, 2/15/37	(a)8,200	7,996
5.50%, 2/15/37	(a)17,100	17,054
		211,842
Asset Backed Corporates (10.6%)
American Express Credit Account Master Trust,
5.03%, 10/15/12	(b)2,025	2,014
Argent Securities, Inc.,
4.92%, 10/25/36	(b)1,471	1,444
Bear Stearns Asset Backed Securities, Inc.,
4.97%, 1/25/37	(b)1,751	1,665
5.07%, 9/25/34	(b)65	65
5.09%, 3/25/35	(b)174	174
Capital Auto Receivables Asset Trust,
5.04%, 11/15/11	(b)2,500	2,482
5.09%, 7/15/10 - 5/15/11	(b)6,525	6,486
Carrington Mortgage Loan Trust,
4.99%, 2/25/37	(b)1,856	1,782
Citibank Credit Card Issuance Trust,
4.87%, 3/22/12	(b)2,475	2,462
5.05%, 2/7/10	(b)2,250	2,251
5.65%, 9/20/19	2,650	2,658
Citigroup Mortgage Loan Trust, Inc.,
4.94%, 1/25/37	(b)1,704	1,639
Countrywide Asset Backed Certificates,
5.02%, 5/25/26	(b)440	439
First Franklin Mortgage Loan Asset Backed Certificates,
4.92%, 7/25/36 - 3/25/37	(b)2,727	2,645
4.94%, 2/25/36	(b)560	553
4.99%, 10/25/35	(b)167	167
Ford Credit Auto Owner Trust,
5.04%, 4/15/10	(b)4,925	4,914
Fremont Home Loan Owner Trust,
4.92%, 10/25/36	(b)1,446	1,406
GSAMP Trust,
4.94%, 1/25/37	(b)1,225	1,195
4.99%, 3/25/47	(b)1,877	1,797
Indymac Residential Asset Backed Trust,
5.00%, 4/25/37	(b)1,471	1,428
Long Beach Mortgage Loan Trust,
4.96%, 1/25/36	(b)124	124
MBNA Master Credit Card Trust USA,
5.90%, 8/15/11	400	408

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
7.00%, 2/15/12	$1,350	$1,414
7.80%, 10/15/12	1,400	1,510
Nationstar Home Equity Loan Trust,
4.94%, 9/25/36	(b)744	736
Newcastle Mortgage Securities Trust,
5.00%, 4/25/37	(b)1,745	1,645
Residential Asset Mortgage Products, Inc.,
4.94%, 8/25/36	(b)1,238	1,217
4.96%, 10/25/36	(b)1,511	1,471
Securitized Asset Backed Receivables LLC Trust,
4.98%, 2/25/37	(b)2,066	1,923
5.00%, 5/25/37	(b)2,242	2,174
SLM Student Loan Trust,
5.07%, 10/27/14	(b)2,579	2,574
Soundview Home Equity Loan Trust,
4.95%, 1/25/37	(b)1,104	1,083
4.98%, 2/25/37	(b)1,919	1,798
Specialty Underwriting & Residential Finance,
4.99%, 3/25/37	(b)1,696	1,651
Structured Asset Investment Loan Trust,
4.94%, 3/25/36	(b)289	287
Structured Asset Securities Corp.,
4.96%, 2/25/37 - 6/25/37	(b)4,051	3,929
Terwin Mortgage Trust,
4.98%, 4/25/37	(b)(c)1,638	1,605
TXU Electric Delivery Transition Bond Co. LLC,
4.81%, 11/17/14	375	374
Washington Mutual Asset Backed Certificates,
4.98%, 4/25/37	(b)1,793	1,734
		67,323
Collateralized Mortgage Obligations - Agency Collateral
Series (0.3%)
Federal Home Loan Mortgage Corp.,
Inv Fl IO
2.92%, 3/15/32	270	27
2.97%, 3/15/32	205	20
3.52%, 10/15/29	16	@—
IO
5.00%, 9/15/14 - 6/15/17	2,156	173
6.00%, 5/1/31	534	111
6.50%, 4/1/28	486	111
7.50%, 12/1/29	31	9
8.00%, 1/1/28 - 6/1/31	55	14
Federal National Mortgage Association,
7.00%, 9/25/32	321	340
Inv Fl IO
2.52%, 2/17/31	190	12
3.34%, 10/25/28	79	4
3.60%, 3/18/30	5	@—
5.00%, 2/25/15	371	6
6.50%, 2/25/33	177	34
IO
6.00%, 8/25/32 - 7/25/33	1,139	234
6.50%, 5/25/33 - 6/25/33	1,454	321
7.00%, 4/25/33	$445	$94
7.50%, 11/1/29	111	30
8.00%, 4/1/24 - 12/1/31	456	114
9.00%, 11/1/26	8	2
PO
3/25/36	7,153	192
Government National Mortgage Association,
Inv Fl IO
2.55%, 9/16/31	56	4
2.94%, 9/16/27	82	9
2.97%, 4/16/29	409	28
3.17%, 8/16/31	58	6
3.52%, 12/16/29	124	16
3.55%, 9/20/30	106	11
3.57%, 8/16/29	119	13
Inv FI IO PAC
3.37%, 6/16/27	543	10
		1,945
Collateralized Mortgage Obligations — Non-Agency
Collateral Series (10.9%)
Banc of America Commercial Mortgage, Inc.,
5.41%, 9/10/47	2,500	2,519
5.66%, 6/10/49	(b)2,725	2,791
5.69%, 4/10/49	(b)1,725	1,774
5.75%, 2/10/51	(b)3,075	3,177
Bear Stearns Commercial Mortgage Securities,
5.69%, 6/11/50	(b)2,425	2,481
5.71%, 6/11/40	(b)3,175	3,273
Bear Stearns Structured Products, Inc.,
IO
0.27%, 2/27/36	(c)18,305	88
1.13%, 6/26/36	(c)37,440	947
1.20%, 1/27/37	(c)40,220	929
1.24%, 5/27/36	(c)19,818	263
1.31%, 1/27/37	51,104	1,043
1.93%, 5/25/37	(c)48,289	1,449
6.43%, 3/27/36	(c)13,218	132
Citigroup Commercial Mortgage Trust,
5.70%, 12/10/49	(b)2,050	2,112
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.89%, 11/15/44	(b)2,450	2,534
Commercial Mortgage Pass Through Certificates,
5.82%, 12/10/49	(b)2,150	2,232
Countrywide Alternative Loan Trust,
2.21%, 2/25/47	(c)26,041	661
2.36%, 5/25/47	(c)11,870	379
IO
1.31%, 12/20/46	17,513	878
1.54%, 3/20/46	6,978	318
2.04%, 3/20/47	17,487	954
2.09%, 2/25/37	7,894	412
2.30%, 12/20/35	(b)(c)7,420	245
2.64%, 12/20/35	(b)(c)9,911	402
Countrywide Home Loan Mortgage Pass Through Trust,
IO

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Collateralized Mortgage Obligations — Non-Agency
Collateral Series (cont’d)
0.60%, 2/25/35	$6,502	$122
Credit Suisse Mortgage Capital Certificates,
5.72%, 6/15/39	(b)2,225	2,292
Greenpoint Mortgage Funding Trust,
IO
2.28%, 10/25/45	5,356	181
2.37%, 8/25/45	4,945	157
Greenwich Capital Commercial Funding Corp.,
5.44%, 3/10/39	2,275	2,293
GS Mortgage Securities Corp. II,
5.80%, 8/10/45	(b)2,825	2,928
Harborview Mortgage Loan Trust,
IO
1.99%, 6/19/35	(b)5,346	134
2.27%, 5/19/35	(b)7,303	169
2.61%, 3/19/37	(b)6,659	295
2.74%, 7/19/46	(b)8,301	327
PO
3/19/37 - 7/19/47	4	3
Indymac Index Mortgage Loan Trust,
IO
1.85%, 7/25/35	(b)5,049	183
JPMorgan Chase Commercial Mortgage Securities Corp.,
5.44%, 6/12/47	2,300	2,314
5.75%, 2/12/49	(b)2,175	2,241
5.82%, 6/15/49	(b)2,975	3,084
Lehman Brothers Commercial Conduit Mortgage Trust,
6.13%, 7/15/44	(b)2,100	2,200
Lehman Brothers-UBS Comercial Mortgage Trust,
5.43%, 2/15/40	1,675	1,686
5.86%, 7/15/40	(b)2,275	2,357
5.87%, 9/15/45	(b)3,050	3,161
Residential Accredit Loans, Inc.,
2.98%, 5/25/47	(c)36,672	1,375
3.19%, 3/25/47	(c)20,274	710
Wachovia Bank Commercial Mortgage Trust,
5.34%, 12/15/43	1,500	1,499
5.68%, 5/15/46	2,700	2,759
5.74%, 6/15/49	(b)2,450	2,520
5.90%, 2/15/51	(b)2,150	2,249
Washington Mutual, Inc.,
IO
0.34%, 1/25/45	12,891	193
		69,425
Finance (4.3%)
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11	(c)2,385	2,479
American General Finance Corp.,
4.63%, 5/15/09 - 9/1/10	380	378
AXA Financial, Inc.,
6.50%, 4/1/08	340	342
Bank of America Corp.,
5.75%, 12/1/17	1,515	1,521
Bear Stearns Cos., Inc. (The),
5.55%, 1/22/17	$995	$893
Capmark Financial Group, Inc.,
5.88%, 5/10/12	(c)650	515
6.30%, 5/10/17	(c)270	202
Catlin Insurance Co. Ltd.,
7.25%	(b)(c)(d)785	719
Citigroup, Inc.,
5.88%, 5/29/37	660	618
Countrywide Home Loans, Inc.,
3.25%, 5/21/08	445	402
Farmers Exchange Capital,
7.05%, 7/15/28	(c)855	848
Farmers Insurance Exchange,
8.63%, 5/1/24	(c)250	279
General Electric Capital Corp.,
4.25%, 12/1/10	280	279
5.88%, 2/15/12	105	110
Goldman Sachs Group, Inc.,
6.75%, 10/1/37	1,080	1,061
HSBC Finance Corp.,
4.13%, 12/15/08	185	184
5.88%, 2/1/09	580	585
6.38%, 10/15/11	830	856
6.75%, 5/15/11	585	607
8.00%, 7/15/10	195	208
JPMorgan Chase & Co.,
6.00%, 2/15/09	80	81
7.00%, 11/15/09	465	485
Lehman Brothers Holdings, Inc.,
6.88%, 7/17/37	1,410	1,383
M&I Marshall & IIsley Bank,
3.80%, 2/8/08	775	774
Mantis Reef Ltd.,
4.69%, 11/14/08	(c)630	632
MBNA Corp.,
5.31%, 5/5/08	(b)700	701
Nationwide Building Society,
4.25%, 2/1/10	(c)930	930
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	385	398
Prudential Financial, Inc.,
6.63%, 12/1/37	430	435
SLM Corp.,
4.00%, 1/15/10	610	562
Two-Rock Pass Through Trust,
5.83%	(b)(c)(d)475	190
Unicredit Luxembourg Finance S.A.,
5.14%, 10/24/08	(b)(c)1,560	1,557
Wachovia Capital Trust III,
5.80%	(b)(d)2,405	2,150
Washington Mutual, Inc.,
8.25%, 4/1/10	705	674
Washington Mutual Bank/Henderson N.V.
5.50%, 1/15/13	75	67

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Finance (cont’d)
Washington Mutual Preferred Funding II,
6.66%	$ (b)(c)(d)300	$177
Wells Fargo & Co.,
5.63%, 12/11/17	1,220	1,223
World Financial Properties,
6.91%, 9/1/13	(c)1,054	1,101
Xlliac Global Funding,
4.80%, 8/10/10	(c)690	695
		27,301
Industrials (4.5%)
ArvinMeritor, Inc.,
8.75%, 3/1/12	565	530
AT&T Corp.,
8.00%, 11/15/31	1,485	1,829
AT&T, Inc.,
6.15%, 9/15/34	415	416
Brascan Corp.,
7.13%, 6/15/12	640	688
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	455	459
Comcast Cable Communications LLC,
6.75%, 1/30/11	350	366
Comcast Corp.,
6.50%, 1/15/15	200	209
ConAgra Foods, Inc.,
7.00%, 10/1/28	190	202
8.25%, 9/15/30	470	558
Consumers Energy Co.,
4.00%, 5/15/10	465	455
4.80%, 2/17/09	275	274
Cooper Industries, Inc.,
5.25%, 11/15/12	445	459
CVS/Caremark Corp.,
5.75%, 8/15/11 - 6/1/17	425	431
CVS Lease Pass Through,
6.04%, 12/10/28	(c)953	918
DaimlerChrysler N.A. Holding Corp.,
8.50%, 1/18/31	455	575
Delhaize America, Inc.,
9.00%, 4/15/31	878	1,020
Echostar DBS Corp.,
6.38%, 10/1/11	765	758
6.63%, 10/1/14	90	90
FBG Finance Ltd.,
5.13%, 6/15/15	(b)(c)690	672
Fiserv, Inc.,
6.80%, 11/20/17	845	866
France Telecom S.A.,
8.50%, 3/1/31	930	1,209
General Electric Co.,
5.25%, 12/6/17	2,940	2,939
Home Depot, Inc.,
5.12%, 12/16/09	(b)1,130	1,108
Hospira, Inc.,
5.31%, 3/30/10	$ (b)905	$899
ICI Wilmington, Inc.,
4.38%, 12/1/08	230	230
Interpublic Group of Cos., Inc.,
6.25%, 11/15/14	405	346
Kroger Co. (The),
6.40%, 8/15/17	225	236
Lenfest Communications, Inc.,
7.63%, 2/15/08	245	246
LG Electronics, Inc.,
5.00%, 6/17/10	(c)360	361
Miller Brewing Co.,
4.25%, 8/15/08	(c)845	841
Pilgrim’s Pride Corp.,
7.63%, 5/1/15	380	375
Sprint Capital Corp.,
8.75%, 3/15/32	620	701
Systems 2001 AT LLC,
6.66%, 9/15/13	(c)552	569
Telecom Italia Capital S.A.,
4.00%, 1/15/10	875	857
4.88%, 10/1/10	120	119
Telefonica Europe B.V.,
8.25%, 9/15/30	785	972
Time Warner, Inc.,
5.11%, 11/13/09	(b)1,550	1,513
Union Pacific Corp.,
5.45%, 1/31/13	945	955
6.63%, 2/1/08	235	235
Verizon New England, Inc.,
6.50%, 9/15/11	120	126
Viacom, Inc.,
6.88%, 4/30/36	900	905
WellPoint, Inc.,
4.25%, 12/15/09	165	163
Yum! Brands, Inc.,
8.88%, 4/15/11	620	684
		28,364
Mortgages — Other (24.9%)
Alliance Bancorp Trust,
5.11%, 7/25/37	(b)2,623	2,482
American Home Mortgage Assets,
4.99%, 3/25/47	(b)3,095	2,883
5.06%, 10/25/46 - 6/25/47	(b)6,859	6,423
5.10%, 9/25/46	(b)1,672	1,514
5.17%, 6/25/47	(b)1,655	1,336
5.76%, 11/25/46	(b)4,329	4,164
American Home Mortgage Investment Trust,
5.06%, 3/25/46 - 5/25/47	(b)6,567	6,066
5.17%, 9/25/45	(b)3,257	3,035
Banc of America Funding Corp.,
5.30%, 9/20/35	(b)515	483
Bear Stearns Mortgage Funding Trust,
5.01%, 3/25/37	(b)3,104	2,908

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

		Face
		Amount	Value
		(000)	(000)
Mortgages — Other (cont’d)
5.03%, 12/25/46		$ (b)3,162	$3,006
5.05%, 10/25/36		(b)2,575	2,414
5.07%, 9/25/36		(b)2,055	1,927
5.12%, 7/25/36		(b)1,780	1,648
Bear Stearns Structured Products, Inc.,
6.50%, 3/27/36 - 5/27/36		(c)228	227
Bella Vista Mortgage Trust,
5.20%, 5/20/45		(b)2,127	1,993
Citigroup Mortgage Loan Trust, Inc.,
4.95%, 1/25/37		(b)1,210	1,186
Countrywide Alternative Loan Trust,
5.00%, 11/20/35		(b)375	363
5.01%, 4/25/47		(b)2,710	2,542
5.06%, 10/25/46		(b)1,929	1,813
5.10%, 6/25/47		(b)3,565	3,226
5.14%, 7/25/46		(b)1,334	1,217
5.16%, 6/25/47		(b)3,302	3,143
5.17%, 5/25/47		(b)1,039	897
5.22%, 5/20/46		(b)2,239	2,050
5.23%, 3/20/47		(b)1,365	1,121
5.25%, 12/20/46		(b)1,852	1,484
6.49%, 2/25/36		(b)1,177	1,178
Countrywide Home Loan Mortgage Pass Through Trust,
5.17%, 4/25/46		(b)1,133	1,054
Deutsche ALT-A Securities, Inc., Alternate Loan Trust,
5.02%, 2/25/47		(b)2,872	2,708
5.62%, 2/25/47		(b)1,487	1,242
Deutsche ALT-A Securities NIM Trust,
6.75%, 2/25/47		(c)514	499
Downey Savings & Loan Association Mortage Loan Trust,
5.11%, 4/19/38		(b)3,580	3,354
5.17%, 11/19/37		(b)2,281	2,156
5.73%, 4/19/47		(b)1,571	1,487
Federal National Mortgage Association, Conventional Pools:
4.93%, 12/25/36		1,304	1,280
Greenpoint Mortgage Funding Trust,
5.04%, 4/25/47		(b)3,097	2,852
5.19%, 3/25/36		(b)1,264	1,164
GS Mortgage Securities Corp.,
6.25%, 1/25/37		(c)424	423
GSR Mortgage Loan Trust,
5.06%, 8/25/46		(b)1,739	1,634
Harborview Mortgage Loan Trust,
5.00%, 4/19/38		(b)3,959	3,707
5.06%, 1/19/38		(b)493	487
5.12%, 3/19/38		(b)1,850	1,735
5.15%, 11/19/36		(b)2,143	2,029
5.16%, 11/19/36 - 1/19/38		(b)4,979	4,673
5.17%, 10/19/37 - 3/19/38		(b)2,894	2,678
5.18%, 8/21/36		(b)1,727	1,596
5.20%, 7/19/46		(b)1,346	1,234
5.22%, 10/19/37		(b)1,395	1,269
5.26%, 7/19/45		(b)357	333
5.35%, 11/19/35		$ (b)687	$625
Harborview NIM Corp.,
6.41%, 3/19/37 - 3/19/38		(c)594	592
Indymac Index Mortgage Loan Trust,
4.99%, 7/25/46		(b)2,022	1,982
5.08%, 11/25/36		(b)1,667	1,567
5.12%, 6/25/47		(b)1,615	1,475
5.15%, 7/25/35		(b)378	346
Luminent Mortgage Trust,
5.07%, 10/25/46		(b)1,273	1,195
5.10%, 5/25/46		(b)2,711	2,500
5.11%, 4/25/36		(b)970	913
5.12%, 5/25/36		(b)832	767
Mastr Adjustable Rate Mortgages Trust,
4.98%, 5/25/47		(b)1,065	1,058
Merrill Lynch Mortgage Investors, Inc.,
4.99%, 8/25/35		(b)42	42
Residential Accredit Loans, Inc.,
5.03%, 1/25/37 - 3/25/47		(b)9,759	9,394
5.06%, 12/25/36		(b)2,006	1,873
5.07%, 5/25/47		(b)4,771	4,481
5.10%, 5/25/46		(b)1,159	1,066
5.13%, 2/25/46		(b)437	408
5.14%, 2/25/46		(b)466	441
Structured Asset Mortgage Investments, Inc.,
5.05%, 9/25/47		(b)3,840	3,662
5.06%, 2/25/36		(b)616	577
5.07%, 10/25/36		(b)2,028	1,929
5.10%, 7/25/36 - 8/25/36		(b)3,889	3,589
5.14%, 4/25/36		(b)1,593	1,469
5.15%, 7/25/36		(b)2,130	1,785
Washington Mutual Alternative Mortgage Pass Through Certificates
5.07%, 12/25/46		(b)2,418	2,210
5.15%, 7/25/46		(b)1,685	1,400
5.73%, 4/25/46		(b)3,962	3,817
Washington Mutual, Inc.,
5.12%, 11/25/45 - 12/25/45		(b)667	657
5.13%, 10/25/45		(b)170	168
5.14%, 4/25/45		(b)609	557
5.16%, 8/25/45		(b)72	71
5.22%, 6/25/46		(b)725	586
5.23%, 7/25/45		(b)507	458
5.73%, 5/25/46		(b)1,108	1,048
Zuni Mortgage Loan Trust,
5.00%, 8/25/36		(b)888	849
			157,880
Sovereign (0.9%)
Government of Argentina,
8.28%, 12/31/33		(i)616	586
Government of Japan,
0.30%, 3/20/08	JPY	470,000	4,206
Mexican Bonos,
9.50%, 12/18/14	MXN	11,235	1,107
			5,899

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
U.S. Treasury Securities (10.5%)
U.S. Treasury Bonds,
4.50%, 2/15/36	$1,750	$1,760
5.38%, 2/15/31	13,000	14,650
6.13%, 8/15/29	18,450	22,577
6.38%, 8/15/27	2,025	2,514
U.S. Treasury Notes,
2.63%, 5/15/08	25,000	24,943
		66,444
Utilities (1.3%)
Appalachian Power Co.,
5.65%, 8/15/12	265	269
Arizona Public Service Co.,
5.80%, 6/30/14	705	705
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	185	178
7.88%, 4/1/13	180	198
Consolidated Natural Gas Co.,
6.25%, 11/1/11	265	276
Detroit Edison Co.,
6.13%, 10/1/10	505	524
Entergy Gulf States, Inc.,
3.60%, 6/1/08	315	313
5.52%, 12/1/09	(b)260	258
5.90%, 12/8/08	(b)(c)550	552
Kinder Morgan Finance Co.,
5.70%, 1/5/16	695	633
Nisource Finance Corp.,
5.59%, 11/23/09	(b)300	297
7.88%, 11/15/10	970	1,030
Ohio Edison Co.,
6.40%, 7/15/16	415	426
Ohio Power Corp.,
6.00%, 6/1/16	780	790
Plains All American Pipeline LP,
6.70%, 5/15/36	855	862
PSEG Energy Holdings LLC,
8.63%, 2/15/08	64	64
Texas Eastern Transmission LP,
7.00%, 7/15/32	295	331
Union Electric Co.,
6.40%, 6/15/17	650	682
		8,388
Total Fixed Income Securities ($678,045)		667,448
	Shares
Preferred Stocks (0.1%)
Mortgages — Other (0.1%)
Harborview NIM Corp.	(c)857	477
Home Ownership Funding Corp., 13.33%	(c)1,550	233
Total Preferred Stocks (Cost $856)		710
	No. of	Value
	Contracts	(000)
Put Options Purchased (0.0%)
90 Day EuroDollar (0.0%)
3/08 @ $94.50	(e)168	$1
3/08 @ $94.75	(e)434	3
Total Options Purchased (Cost $126)		4
	Shares
Short-Term Investments (14.5%)
Investment Company (14.3%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio — Institutional Class	(f)90,486,406	90,486
	Face
	Amount
	(000)
U.S. Treasury Security (0.2%)
U.S. Treasury Bill,
1.98%, 1/10/08	$ (g)(h)1,515	1,514
Total Short-Term Investments (Cost $92,000)		92,000
Total Investments (119.7%) (Cost $771,027)		760,162
Liabilities in Excess of Other Assets (-19.7%)		(124,852)
Net Assets (100%)		$635,310

(a)                        Security is subject to delayed delivery.

(b)                       Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in designated base rates. The rates shown are those in effect on December 31, 2007.

(c)                        144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)                       Perpetual — Security does not have a predetermined maturity date. Rates for these securities are fixed for a period of time then revert to a floating rate. The interest rate shown is the rate in effect at December 31, 2007.

(e)                        Non-Income producing security.

(f)                          See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(g)                       All or a portion of the security was pledged to cover margin requirements for futures contracts.

(h)                       Rate shown is the Yield to Maturity at December 31, 2007.

(i)                           Security was valued at fair value — At December 31, 2007, the portfolio held fair valued security valued at approximately $586,000, representing 0.1% of net assets.

@                          Value is less than $500.

Inv Fl       Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2007.

IO                         Interest Only

JPY                  Japanese Yen

MXN        Mexican Peso

PAC             Planned Amortization Class

PO                      Principal Only

TBA            To Be Announced

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
EUR	3,049	$4,461	2/14/08	USD	4,477	$4,477	$16

EUR — Euro

USD — United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
EuroDollar
CME	134	$32,081	Mar-08	$ 80
EuroDollar
CME	45	10,829	Jun-08	168
EuroDollar
CME	54	13,029	Sep-08	235
EuroDollar
CME	57	13,770	Dec-08	268
EuroDollar
CME	70	16,910	Mar-09	337
EuroDollar
CME	74	17,854	Jun-09	169
U.S. Treasury
2 yr. Note	28	5,887	Mar-08	14
U.S. Treasury
5 yr. Note	918	101,238	Mar-08	540
Short:
EuroDollar
CME	49	11,803	Sep-09	(115)
EuroDollar
CME	40	9,618	Dec-09	(86)
EuroDollar
CME	48	11,523	Mar-10	(93)
EuroDollar
CME	38	9,108	Jun-10	(66)
EuroDollar
CME	34	8,138	Sep-10	(53)
EuroDollar
CME	29	6,933	Dec-10	(43)
U.S. Treasury
10 yr. Note	396	44,903	Mar-08	(196)
U.S. Treasury
Long Bond	819	95,311	Mar-08	95
10 yr. Swap	20	2,209	Mar-08	(23)
				$1,231

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Credit Default Swap Contracts

The Portfolio had the following credit default swap agreement(s) open at period end:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Bank of America	Buy	$ 1,300	1.17%	3/20/12	$ (23)
The Gap, Inc., 8.80%, 12/15/08
Goldman Sachs	Buy	8,000	0.75	12/20/11	308
Dow Jones CDX North America Investment Grade High Volitility Index, Series 7
Goldman Sachs	Buy	2,000	0.12	12/20/11	15
The Hartford Financial Services Group, Inc., 4.75%, 3/1/14
Goldman Sachs	Buy	2,000	0.15	12/20/11	34
Motorola, Inc., 6.50%, 9/1/25
Goldman Sachs	Buy	2,100	0.10	3/20/12	14
Chubb Corp., 6.00%, 11/15/11
Goldman Sachs	Buy	1,100	0.20	3/20/12	4
Dell, Inc., 7.10%, 4/15/28
Lehman Brothers	Buy	1,000	0.20	12/20/11	4
Union Pacific Corp., 6.13%, 1/15/12
					$ 356

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Citigroup	3 Month LIBOR	Pay	5.33%	5/22/17	$ 8,600	$ 466
	3 Month LIBOR	Pay	5.37	5/23/17	11,900	676
	3 Month LIBOR	Pay	5.44	5/29/17	15,600	970
	3 Month LIBOR	Pay	5.02	9/11/17	8,300	338
	3 Month LIBOR	Receive	5.00	11/13/17	3,500	(92)
	3 Month LIBOR	Receive	4.73	12/27/17	9,350	(43)
Deutsche Bank	3 Month LIBOR	Pay	5.35	5/24/17	14,000	775
	3 Month LIBOR	Pay	5.39	5/25/17	27,100	1,583
JPMorgan Chase	3 Month LIBOR	Pay	5.37	5/23/17	11,900	679
	3 Month LIBOR	Pay	5.34	5/24/17	14,000	765
	3 Month LIBOR	Pay	5.45	5/29/17	18,100	1,136
	3 Month LIBOR	Pay	5.44	8/20/17	10,000	762
	3 Month LIBOR	Pay	5.09	9/11/17	31,000	1,435
	3 Month LIBOR	Pay	5.16	9/20/17	8,300	437
	3 Month LIBOR	Receive	5.23	9/27/17	9,300	(544)
	3 Month LIBOR	Receive	5.30	9/28/17	10,500	(671)
	3 Month LIBOR	Pay	5.25	10/11/17	9,000	422
	3 Month LIBOR	Receive	5.01	11/13/17	6,000	(168)
						$8,926

CME	Chicago Mercantile Exchange
LIBOR	London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2007 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $680,541)	$669,676
Investment in Security of Affiliated Issuer, at Value (Cost $90,486)	90,486
Total Investments of Securities, at Value (Cost $771,027)	760,162
Receivable for Forward Commitments	28,286
Unrealized Appreciation on Swap Agreements	10,823
Interest Receivable	3,972
Receivable for Portfolio Shares Sold	997
Receivable for Investments Sold	74
Receivable from Affiliate	29
Unrealized Appreciation on Foreign Currency Exchange Contracts	16
Dividends Receivable	11
Foreign Currency, at Value (Cost $@—)	@—
Other Assets	9
Total Assets	804,379
Liabilities:
Payable for Forward Commitments	155,316
Due to Broker	6,821
Payable for Investments Purchased	3,171
Unrealized Depreciation on Swap Agreements	1,541
Payable for Portfolio Shares Redeemed	1,320
Investment Advisory Fees Payable	581
Administration Fees Payable	134
Distribution Fees — Class II Shares	76
Bank Overdraft	44
Custodian Fees Payable	5
Directors’ Fees and Expenses Payable	3
Other Liabilities	57
Total Liabilities	169,069
NET ASSETS	$635,310
Net Assets Consist of:
Paid-in Capital	$612,529
Undistributed (Distributions in Excess of) Net Investment Income	26,447
Accumulated Net Realized Gain (Loss)	(3,331)
Unrealized Appreciation (Depreciation) on:
Investments	(10,865)
Foreign Currency Exchange Contracts and Translations	17
Futures Contracts	1,231
Swap Agreements	9,282
Net Assets	$635,310
CLASS I:
Net Assets	$270,733
Net Asset Value, Offering and Redemption Price Per Share Applicable to 23,366,755 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 11.59
CLASS II:
Net Assets	$364,577
Net Asset Value, Offering and Redemption Price Per Share Applicable to 31,750,428 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 11.48
@ Amount is less than $500.

12	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$ 24,475
Dividends from Security of Affiliated Issuer	3,629
Dividends from Securities of Unaffiliated Issuers	37
Total Investment Income	28,141
Expenses:
Investment Advisory Fees (Note B)	1,953
Administration Fees (Note C)	1,303
Distribution Fees — Class II Shares (Note D)	838
Shareholder Reporting Fees	62
Professional Fees	37
Custodian Fees (Note E)	25
Directors’ Fees and Expenses	8
Other	62
Total Expenses	4,288
Distribution Fees — Class II Shares Waived (Note D)	(239)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(76)
Expense Offset (Note E)	(7)
Net Expenses	3,966
Net Investment Income (Loss)	24,175
Realized Gain (Loss) on:
Investments Sold	6,573
Foreign Currency Transactions	(351)
Futures Contracts	(2,314)
Swap Agreements	187
Net Realized Gain (Loss)	4,095
Change in Unrealized Appreciation (Depreciation) on:
Investments	(10,671)
Foreign Currency Exchange Contracts and Translations	(30)
Futures Contracts	2,125
Swap Agreements	9,213
Net Change in Unrealized Appreciation (Depreciation)	637
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	4,732
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 28,907

The accompanying notes are an integral part of the financial statements.	13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$ 24,175	$ 13,227
Net Realized Gain (Loss)	4,095	5,518
Net Change in Unrealized Appreciation (Depreciation)	637	(5,355)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,907	13,390
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(10,311)	(10,932)
Net Realized Gain	—	(1,453)
Class II:
Net Investment Income	(8,400)	(3,269)
Net Realized Gain	—	(445)
Total Distributions	(18,711)	(16,099)
Capital Share Transactions:(1)
Class I:
Subscriptions	38,767	61,637
Distributions Reinvested	10,311	12,385
Redemptions	(68,062)	(77,277)
Class II:
Subscriptions	221,553	95,087
Distributions Reinvested	8,400	3,714
Redemptions	(10,334)	(3,907)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	200,635	91,639
Total Increase (Decrease) in Net Assets	210,831	88,930
Net Assets:
Beginning of Period	424,479	335,549
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $26,447 and $16,315, respectively)	$635,310	$424,479
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,392	5,420
Shares Issued on Distributions Reinvested	927	1,133
Shares Redeemed	(5,939)	(6,793)
Net Increase (Decrease) in Class I Shares Outstanding	(1,620)	(240)
Class II:
Shares Subscribed	19,550	8,443
Shares Issued on Distributions Reinvested	762	342
Shares Redeemed	(910)	(347)
Net Increase (Decrease) in Class II Shares Outstanding	19,402	8,438

14	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 11.40	$ 11.52	$ 11.55	$ 11.54	$ 11.12
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.55	0.42	0.33	0.33	0.27
Net Realized and Unrealized Gain (Loss)	0.06	(0.01)	0.15	0.15	0.25
Total from Investment Operations	0.61	0.41	0.48	0.48	0.52
Distributions from and/or in Excess of:
Net Investment Income	(0.42)	(0.47)	(0.42)	(0.44)	(0.01)
Net Realized Gain	—	(0.06)	(0.09)	(0.03)	(0.09)
Total Distributions	(0.42)	(0.53)	(0.51)	(0.47)	(0.10)
Net Asset Value, End of Period	$ 11.59	$ 11.40	$ 11.52	$ 11.55	$ 11.54
Total Return ±	5.46%	3.73%	4.21%	4.37%	4.64%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$270,733	$284,764	$290,727	$284,223	$327,000
Ratio of Expenses to Average Net Assets (1)	0.65%+	0.68%	0.68%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets (1)	4.83%+	3.72%	2.89%	2.90%	2.36%
Portfolio Turnover Rate^	162%	141%	172%	287%	123%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	N/A	N/A	0.72%	0.73%
Net Investment Income to Average Net Assets	N/A	N/A	N/A	2.88%	2.33%

#                 Per share amount is based on average shares outstanding.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by 0.01%.

^                  The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended December 31, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

±                 Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,					Period from May 1, 2003* to
						December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 11.31		$ 11.46	$ 11.51	$ 11.52	$11.37
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.50		0.40	0.31	0.30	0.14
Net Realized and Unrealized Gain (Loss)	0.08		(0.03)	0.14	0.16	0.11
Total from Investment Operations	0.58		0.37	0.45	0.46	0.25
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.46)	(0.41)	(0.44)	(0.01)
Net Realized Gain	—		(0.06)	(0.09)	(0.03)	(0.09)
Total Distributions	(0.41)		(0.52)	(0.50)	(0.47)	(0.10)
Net Asset Value, End of Period	$ 11.48		$ 11.31	$ 11.46	$ 11.51	$11.52
Total Return ±	5.22%		3.56%	3.93%	4.07%	2.16	%††
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$364,577		$139,715	$44,822	$23,090	$6,867
Ratio of Expenses to Average Net Assets (1)	0.90	%+	0.93%	0.93%	0.95%	0.95	%**
Ratio of Net Investment Income to Average Net Assets (1)	4.42	%+	3.58%	2.69%	2.66%	2.11	%**
Portfolio Turnover Rate^	162%		141%	172%	287%	123	%††
(1) Supplemental Information on the Ratios to Average Net Assets
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.00	%+	1.03%	1.03%	1.07%	1.08	%**
Net Investment Income to Average Net Assets	4.32	%+	3.48%	2.59%	2.54%	1.98	%**

#                 Per share amount is based on average shares outstanding.

*                 Commencement of Operations

**          Annualized

††            Not Annualized

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by 0.01%.

^                  The Portfolio’s turnover rate is calculated by dividing the lesser of purchases and sales of securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which was not the case prior to the year ended December 31, 2004. The inclusion of such securities caused the reported turnover rate to be higher during the period than in previous fiscal years.

±                 Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

16	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2. Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

3. Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•      investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•      investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4. Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. The Portfolio may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

5. Forward Commitments and When-Issued/ Delayed Delivery Securities: The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, the Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations. Such transactions may give rise to a form of leverage. This can cause the Portfolio to be more volatile than if it had not been leveraged, as leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.

6. Futures: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. Swap Agreements: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. The following summarizes swaps which may be entered into by the Portfolio.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Portfolio amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded in the Statement of Operations as an adjustment to interest income. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of swap agreements are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain (loss) reported in the Statement of Assets and Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

8. Purchased and Written Options: The Portfolio may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

The Portfolio may purchase call and put options on its portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

9. New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

10. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1	Over $1
billion	billion
0.375%	0.30%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70% for Class I shares and 0.95% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2007, this waiver amounted to approximately $239,000.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From:		2006 Distributions Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$18,711	—	$14,770	$1,329

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, investment in certain fixed income securities and paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment Income	Net Realized	Paid-in
(Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$4,668	$(4,142)	$ (526)

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term Capital
Income	Gain
(000)	(000)
$26,867	—

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$770,914	$8,353	$(19,105)	$(10,752)

At December 31, 2007, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $509,000 which will expire on December 31, 2014. During the year ended December 31, 2007, the Portfolio utilized capital loss carry-forwards for U.S. Federal income tax purposes of approximately $1,108,000.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 2, 2008, for U.S. Federal income tax purposes, post-October capital and currency losses of approximately $168,000 and $39,000, respectively.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $76,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$—	$369,406	$278,920	$3,629	$90,486

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,024,325,000 and $667,396,000, respectively. For the year ended December 31, 2007, purchases and sales of long-term U.S. Government securities were approximately $73,862,000 and $96,244,000, respectively.

I. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 59.8% and 93.2%, for Class I and Class II shares, respectively.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. -
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

16.5% of the Portfolio’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Inst itutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                    This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**             The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                      This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFCPFIANN

IU08-00566P-Y12/07

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2007

Equity Growth Portfolio

The Universal Institutional Funds, Inc. Annual Report – December 31, 2007

Investment Overview (unaudited)

Equity Growth Portfolio

The Equity Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 21.91%, net of fees, for Class I shares and 21.66%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares outperformed against its benchmark, the Russell 1000® Growth Index (the “Index”) which returned 11.81%.

Factors Affecting Performance

•          The broad equity market made a modest gain for the 12-month period ended December 31, 2007, despite experiencing a decline in the second half of the year. During the summer, the subprime mortgage market suffered a complete collapse under the weight of rising loan defaults and home foreclosures. As a result, credit significantly tightened as liquidity decreased, and consumers became far more cautious in their expenditures, particularly as gasoline prices once again surged upward.

•          In response to this rising volatility, the Federal Reserve began a series of cuts to the target federal funds rate and the discount rate. Although each announced rate reduction temporarily boosted investor sentiment, the broad market declined in the fourth quarter, reflecting investors’ concerns about the health of the financial markets in the coming year.

•          In this environment, the market demonstrated a preference for growth equities over value equities, as well as for large- and mid-capitalization stocks.

•          For the 12-month period, the Portfolio’s outperformance was driven by stock selection, while sector allocations modestly detracted. Sector allocations are a result of bottom-up stock selection and are not intentional top-down decisions; thus the major contributors to performance on a sector basis were primarily driven by stock selection.

•          Security selection within the communications technology and computer technology segments in the technology sector provided the largest positive impact on performance. In the materials and processing sector, a single holding in agriculture fishing and ranching significantly helped relative returns, as did a sector overweight. Additionally, stock selection in the consumer discretionary sector further bolstered performance, offsetting the negative effect of the sector’s overweight position.

•          Among the areas of weakness for the Portfolio during this period was the financial services sector, where stock selection in financial services information companies severely detracted from performance. Also diminishing relative returns was the consumer staples sector. Here, the Portfolio’s underweight allocation to this sector overshadowed the benefits provided by strong security selection. The Portfolio’s lack of exposure to the integrated oils sector further hindered performance.

Management Strategies

•          It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or a dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

•          At the close of the period, consumer discretionary represented the largest sector weight and overweight in Portfolio, followed by financial services and the materials and processing sectors. The financial services sector was modestly underweighted versus the Index, while the materials and processing sector was overweight.

Performance Compared to the Russell 1000® Growth Index (1)

	Total Returns (2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception (5)

Portfolio – Class I (3)	21.91%	14.61%	5.92%	8.14%
Russell 1000® Growth Index	11.81	12.11	3.83	6.10

Portfolio – Class II (4)	21.66	—	—	13.85
Russell 1000® Growth Index	11.81	—	—	11.26

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)	The Russell 1000® Growth Index measures the performance of those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Equity Growth Portfolio

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on January 2, 1997.
(4)	Commenced operations on May 5, 2003.
(5)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*         Commenced operations on May 5, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Please note that ‘‘Expenses Paid During Period’’ are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

2

The Universal Institutional Funds, Inc. Annual Report – December 31, 2007

Investment Overview (cont’d)

Equity Growth Portfolio

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 — December 31, 2007
Class I
Actual	$1,000.00	$1,110.60	$4.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class II
Actual	1,000.00	1,110.00	5.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.96	5.30

*

Expenses are equal to Class I and Class II shares’ annualized net expense ratios of 0.80% and 1.04%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

Equity Growth Portfolio

		Value
	Shares	(000)
Common Stocks (97.1%)
Advertising Agencies (2.4%)
Aeroplan Income Fund	96,663	$ 2,321
Monster Worldwide, Inc.	(a)43,143	1,398
		3,719
Air Transport (1.3%)
Expeditors International Washington, Inc.	45,917	2,052
Biotechnology Research & Production (0.8%)
Illumina, Inc.	(a)20,929	1,240
Building: Cement (3.3%)
Cemex SAB de CV ADR	(a)107,810	2,787
Martin Marietta Materials, Inc.	16,923	2,244
		5,031
Casinos & Gambling (3.4%)
Wynn Resorts Ltd.	46,306	5,192
Chemicals (7.4%)
Monsanto Co.	101,722	11,361
Communications Technology (10.1%)
America Movil SAB de CV, Class L ADR	71,784	4,407
China Mobile Ltd., ADR	24,295	2,111
Cisco Systems, Inc.	(a)110,234	2,984
Research In Motion Ltd.	(a)52,821	5,990
		15,492
Computer Services Software & Systems (13.4%)
Baidu.com ADR	(a)7,001	2,733
Google, Inc., Class A	(a)16,301	11,272
Mastercard, Inc., Class A	11,354	2,444
Tencent Holdings Ltd.	259,000	1,929
VMware, Inc., Class A	(a)25,039	2,128
		20,506
Computer Technology (3.1%)
Apple, Inc.	(a)23,965	4,747
Seagate Technology, Inc.	(a)(b)(c)27,600	@—
		4,747
Consumer Electronics (1.5%)
Yahoo!, Inc.	(a)97,927	2,278
Diversified Financial Services (2.2%)
CME Group, Inc.	4,824	3,309
Drugs & Pharmaceuticals (0.7%)
Gen-Probe, Inc.	(a)15,942	1,003
Energy — Miscellaneous (6.5%)
Southwestern Energy Co.	(a)40,545	2,259
Ultra Petroleum Corp.	(a)107,064	7,655
		9,914
Financial — Miscellaneous (5.3%)
American Express Co.	76,792	3,995
Berkshire Hathaway, Inc., Class B	(a)877	4,153
		8,148
Health Care Services (0.9%)
Stericycle, Inc.	(a)22,187	1,318
Insurance: Multi-Line (2.6%)
Loews Corp.	78,817	3,968
Investment Management Companies (1.2%)
Franklin Resources, Inc.	15,943	$ 1,824
Real Estate Investment Trusts (REIT) (4.5%)
Brookfield Asset Management, Inc., Class A	195,131	6,960
Restaurants (2.3%)
Starbucks Corp.	(a)170,915	3,499
Retail (10.3%)
Abercrombie & Fitch Co., Class A	35,748	2,859
Amazon.com, Inc.	(a)89,789	8,318
Costco Wholesale Corp.	31,943	2,228
Sears Holdings Corp.	(a)22,775	2,324
		15,729
Services: Commercial (5.5%)
Corporate Executive Board Co.	36,197	2,175
eBay, Inc.	(a)189,384	6,286
		8,461
Shipping (1.8%)
C.H. Robinson Worldwide, Inc.	51,972	2,813
Steel (1.0%)
Nucor Corp.	25,702	1,522
Textile Apparel Manufacturers (1.5%)
Coach, Inc.	(a)75,982	2,324
Transportation Infrastructure (1.4%)
China Merchants Holdings (International) Co., Ltd.	338,000	2,063
Utilities: Water (0.9%)
Veolia Environnement ADR	15,742	1,432
Wholesalers (1.8%)
Li & Fung Ltd.	694,000	2,773
Total Common Stocks (Cost $109,711)		148,678
Short-Term Investment (4.4%)
Investment Company (4.4%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $6,728)	(d)6,728,387	6,728
Total Investments (101.5%) (Cost $116,439)		(e)155,406
Liabilities in Excess of Other Assets (-1.5%)		(2,289)
Net Assets (100%)		$153,117

(a)	Non-income producing security.
(b)	Security was valued at Fair Value — At December 31, 2007, the Portfolio held a fair valued security valued at less than $500, representing less than 0.005% of net assets.
(c)	Security has been deemed illiquid at December 31, 2007.
(d)	See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(e)

The approximate market value and percentage of the investments, $6,765,000 and 4.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@	Value is less than $500.
ADR	American Depositary Receipt

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Equity Growth Portfolio

Statement of Assets and Liabilities	December 31, 2007
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $109,711)	$148,678
Investment in Security of Affiliated Issuer, at Value (Cost $6,728)	6,728
Total Investments in Securities, at Value (Cost $116,439)	155,406
Cash	74
Receivable for Investments Sold	1,553
Receivable for Portfolio Shares Sold	97
Dividends Receivable	34
Interest Receivable	26
Receivable from Affiliate	2
Foreign Currency, at Value (Cost $1)	1
Other Assets	2
Total Assets	157,195
Liabilities:
Payable for Investments Purchased	3,391
Payable for Portfolio Shares Redeemed	402
Investment Advisory Fees Payable	196
Administration Fees Payable	33
Distribution Fees — Class II Shares	6
Custodian Fees Payable	4
Directors’ Fees and Expenses Payable	3
Other Liabilities	43
Total Liabilities	4,078
NET ASSETS	$153,117
Net Assets Consist of:
Paid-in Capital	$131,973
Undistributed (Distributions in Excess of) Net Investment Income	380
Accumulated Net Realized Gain (Loss)	(18,203)
Unrealized Appreciation (Depreciation) on:
Investments	38,967
Foreign Currency Translations	@—
Net Assets	$153,117
CLASS I:
Net Assets	$126,476
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,294,169 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 20.09
CLASS II:
Net Assets	$ 26,641
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,340,364 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 19.88

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Equity Growth Portfolio

Statement of Operations	Year Ended
December 31, 2007
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $42) Foreign Taxes Withheld)	$ 1,508
Dividends from Security of Affiliated Issuer	139
Interest from Securities of Unaffiliated Issuers	49
Total Investment Income	1,696
Expenses:
Investment Advisory Fees (Note B)	758
Administration Fees (Note C)	379
Distribution Fees — Class II Shares (Note D)	89
Shareholder Reporting Fees	39
Professional Fees	30
Custodian Fees (Note E)	16
Directors’ Fees and Expenses	3
Other	23
Total Expenses	1,337
Distribution Fees — Class II Shares Waived (Note D)	(25)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(3)
Expense Offset (Note E)	@—
Net Expenses	1,309
Net Investment Income (Loss)	387
Net Realized Gain (Loss) on:
Investments Sold	18,605
Foreign Currency Transactions	(3)
Net Realized Gain (Loss)	18,602
Change in Unrealized Appreciation (Depreciation) on:
Investments	11,058
Foreign Currency Translations	@—
Net Change in Unrealized Appreciation (Depreciation)	11,058
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	29,660
Net Increase (Decrease) in Net Assets Resulting from Operations	$30,047
@ Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Equity Growth Portfolio

Statements of Changes in Net Assets	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
	(000)	(000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$ 387	$ (375)
Net Realized Gain (Loss)	18,602	7,398
Net Change in Unrealized Appreciation (Depreciation)	11,058	(1,245)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,047	5,778
Capital Share Transactions:(1)
Class I:
Subscriptions	8,003	13,506
Redemptions	(31,593)	(35,254)
Class II:
Subscriptions	3,862	3,700
Redemptions	(6,769)	(4,765)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(26,497)	(22,813)
Total Increase (Decrease) in Net Assets	3,550	(17,035)
Net Assets:
Beginning of Period	149,567	166,602
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $380 and $(4), respectively)	$153,117	$149,567
(1) Capital Share Transactions:
Class I:
Shares Subscribed	435	863
Shares Redeemed	(1,723)	(2,235)
Net Increase (Decrease) in Class I Shares Outstanding	(1,288)	(1,372)
Class II:
Shares Subscribed	206	236
Shares Redeemed	(373)	(307)
Net Increase (Decrease) in Class II Shares Outstanding	(167)	(71)

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

Equity Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 16.48		$ 15.83	$ 13.75	$ 12.78	$ 10.23
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.05		(0.03)	(0.01)	0.07	0.03
Net Realized and Unrealized Gain (Loss)	3.56		0.68	2.16	0.92	2.52
Total from Investment Operations	3.61		0.65	2.15	0.99	2.55
Distributions from and/or in Excess of:
Net Investment Income	—		—	(0.07)	(0.02)	—
Net Asset Value, End of Period	$ 20.09		$ 16.48	$ 15.83	$ 13.75	$ 12.78
Total Return ±	21.91%		4.11%	15.71%	7.77%	24.93%§
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$126,476		$124,941	$141,764	$150,361	$102,680
Ratio of Expenses to Average Net Assets(1)	0.82	%+	0.84%	0.83%	0.85%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.30	%+	(0.21)%	(0.09)%	0.53%	0.29%
Portfolio Turnover Rate	55%		63%	84%	177%	132%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A		N/A	N/A	0.89%	0.94%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A	N/A	0.49%	0.20%

#                 Per share amount is based on average shares outstanding.

§                 The total return was positively impacted by approximately 0.26% due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, Class I’s total return would be approximately 24.67%.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±                 Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

Equity Growth Portfolio

	Class II
						Period from
						May 5, 2003*
	Year Ended December 31,					to December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 16.34		$ 15.74	$ 13.68	$ 12.75	$10.92
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.01		(0.07)	(0.05)	0.05	(0.00	)†
Net Realized and Unrealized Gain (Loss) on Investments	3.53		0.67	2.16	0.90	1.83
Total from Investment Operations	3.54		0.60	2.11	0.95	1.83
Distributions from and/or in Excess of:
Net Investment Income	—		—	(0.05)	(0.02)	—
Net Asset Value, End of Period	$ 19.88		$ 16.34	$ 15.74	$ 13.68	$12.75
Total Return ±	21.66%		3.81%	15.48%	7.43%	16.76	%††§
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,641		$24,626	$24,838	$18,797	$7,455
Ratio of Expenses to Average Net Assets (2)	1.07	%+	1.09%	1.08%	1.10%	1.10	%**
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	0.05	%+	(0.45)%	(0.33)%	0.39%	0.04	%**
Portfolio Turnover Rate	55%		63%	84%	177%	132	%††
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.17	%+	1.19%	1.18%	1.24%	1.29	%**
Net Investment Income (Loss) to Average Net Assets	(0.05	)%+	(0.55)%	(0.43)%	0.26%	(0.15	)%**

*	Commencement of Operations
**	Annualized
#	Per share amount is based on average shares outstanding.
†	Amount is less than $0.005 per share.
††	Not Annualized
§

The total return was positively impacted by approximately 0.26% due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, Class II’s total return would be approximately 16.50%.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±

Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Equity Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A.    Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by  contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.              Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3.              New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

4.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stan-ley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1	Next $1	Next $1	Over $3
billion	billion	billion	billion
0.50%	0.45%	0.40%	0.35%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85% for Class I shares and 1.10% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C.    Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D.    Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution  fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2007, this waiver amounted to approximately $25,000.

E.     Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F.     Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions		2006 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
—	—	—	—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(3)	$3	—

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$ 386	$ —

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$116,748	$44,360	$(5,702)	$38,658

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 2, 2008, for U.S. Federal income tax purposes, post-October currency losses of approximately $1,000.

At December 31, 2007, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $17,388,000, of which, $10,470,000 will expire on December 31, 2010 and $6,918,000 will expire on December 31, 2011.

Additionally, approximately $507,000 of capital loss carryforward has been brought forward as a result of the Portfolio’s merger with the LSA Capital Growth Fund. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire on December 31, 2010.

During the year ended December 31, 2007, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $18,526,000, of which approximately $98,000 of capital losses was acquired from the LSA Capital Growth Fund was utilized for federal tax purposes during the year ended December 31, 2007.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$ —	$46,686	$39,958	$139	$6,728

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $81,568,000 and $109,595,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2007.

During the year ended December 31, 2007, the Portfolio incurred approximately $6,000 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

I. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 76.4% and 85.3%, for Class I and Class II shares, respectively.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. -

Equity Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Equity Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2008

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997 - December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*         This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFEGANN
IU08-00573I-Y12/07

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Global Franchise Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

Global Franchise Portfolio

The Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that Morgan Stanley Investment Management Inc. (the “Adviser”) believes have, among other things, resilient business franchises and growth potential. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-markets countries are greater than risks generally associated with foreign investments.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.78%, net of fees, for Class II shares. The Portfolio’s Class II shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the “Index”) which returned 9.04%.

Factors Affecting Performance

•                  The Index was driven by strong performance in the materials, energy and telecommunication services sectors. Over the same period, the three worst performing sectors in the Index were financials, consumer discretionary and health care. Of these, our investment philosophy prevents us from owning companies within the energy and telecommunication services sectors, and most of the companies within the materials and financials sector.

•                  In all market environments, we pursue a strategy that is driven by finding companies of exceptional quality at compelling value. We manage a concentrated portfolio, as only a relatively small number of companies meet our stringent quality and valuation criteria. Because of this concentration, and the fact that we do not use benchmarks as a portfolio construction tool, our strategy has a low correlation to the Index. As a result, the Portfolio’s short-term performance does not follow that of the markets.

•                  The three stocks that contributed the most to absolute performance were British American Tobacco, Imperial Tobacco and Cadbury Schweppes. The stocks that detracted most from absolute returns were C&C Group, Harley-Davidson and Experian Group.*

Management Strategies

•                  During the year we have initiated positions in six new stocks: C&C Group, Career Education, Experian, Moody’s, Numico and Weight Watchers; and sold out of  Altadis, Danone, GCap Media, The New York Times, Numico, SMG and Torstar.*

•                 We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Portfolio to outperform broadly-based benchmarks over the long term with less than average volatility.

* The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1)

	Total Returns(2)
		Average
		Annual
	One	Since
	Year	Inception(4)
Portfolio – Class II(3)	9.78%	16.99%
MSCI World Index	9.04	17.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)           The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)             Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)             Commenced operations on April 30, 2003.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Global Franchise Portfolio

(4)             For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

* Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2007 –
	Account Value	December 31,	December 31,
	July 1, 2007	2007	2007
Class II
Actual	$1,000.00	$1,005.30	$5.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*                Expenses are equal to Class II shares’ annualized net expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*                Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

Global Franchise Portfolio

		Value
	Shares	(000)
Common Stocks (98.9%)
Finland (3.6%)
Kone Oyj, Class B	92,938	$ 6,459
France (5.7%)
Pernod-Ricard S.A.	22,138	5,099
Sanofi-Aventis S.A.	55,279	5,052
		10,151
Ireland (1.8%)
C&C Group plc	548,829	3,280
Japan (2.5%)
Kao Corp.	150,000	4,514
Netherlands (8.5%)
Reed Elsevier N.V.	377,412	7,487
Wolters Kluwer N.V.	238,249	7,784
		15,271
Sweden (4.5%)
Swedish Match AB	338,943	8,065
Switzerland (5.0%)
Nestle S.A. (Registered)	11,113	5,092
Novartis AG (Registered)	71,785	3,911
		9,003
United Kingdom (40.3%)
British American Tobacco plc	433,297	17,062
Cadbury Schweppes plc	716,343	8,929
Diageo plc	210,689	4,510
Experian Group Ltd.	566,207	4,500
GlaxoSmithKline plc	191,555	4,861
Imperial Tobacco Group plc	209,373	11,399
Reckitt Benckiser Group plc	154,176	8,906
Unilever plc	182,142	6,831
WPP Group plc	416,372	5,331
		72,329
United States (27.0%)
Altria Group, Inc.	115,695	8,744
Brown-Forman Corp., Class B	56,797	4,209
Career Education Corp.	(a)127,929	3,216
Fortune Brands, Inc.	66,672	4,824
Harley-Davidson, Inc.	75,357	3,520
Kellogg Co.	90,510	4,746
Kimberly-Clark Corp.	57,597	3,994
Moody’s Corp.	73,149	2,611
Pfizer, Inc.	213,455	4,852
Scotts Miracle-Gro, Co. (The), Class A	95,379	3,569
Weight Watchers International, Inc.	94,819	4,284
		48,569
Total Common Stocks (Cost $140,069)		177,641
Short-Term Investment (1.2%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class (Cost $2,193)	(b)2,193,422	$ 2,193
Total Investments (100.1%) (Cost $142,262)		(c) 179,834
Liabilities in Excess of Other Assets (-0.1%)		(122)
Net Assets (100%)		$179,712

(a)                                 Non-income producing security

(b)                                See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class.

(c)                                 The approximate market value and percentage of the investments, $129,071,000 and 71.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Net
Currency			In		Unrealized
to			Exchange		Appreciation
Deliver	Value	Settlement	For	Value	(Depreciation)
(000)	(000)	Date	(000)	(000)	(000)
GBP 16,440	$ 32,706	1/24/08	USD 33,299	$ 33,299	$ 593

GBP — British Pound

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.	3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2007
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $140,069)	$177,641
Investment in Security of Affiliated Issuer, at Value (Cost $2,193)	2,193
Total Investments in Securities, at Value (Cost $142,262)	179,834
Unrealized Appreciation on Foreign Currency Exchange Contracts	593
Dividends Receivable	204
Foreign Withholding Tax Reclaim Receivable	59
Foreign Currency, at Value (Cost $14)	14
Interest Receivable	11
Receivable from Affiliate	1
Other Assets	3
Total Assets	180,719
Liabilities:
Payable for Portfolio Shares Redeemed	546
Investment Advisory Fees Payable	367
Administration Fees Payable	39
Custodian Fees Payable	14
Distribution Fees — Class II Shares	8
Directors’ Fees and Expenses Payable	@—
Other Liabilities	33
Total Liabilities	1,007
NET ASSETS	$179,712
Net Assets Consist of:
Paid-in Capital	$130,996
Undistributed (Distributions in Excess of) Net Investment Income	1,841
Accumulated Net Realized Gain (Loss)	8,708
Unrealized Appreciation (Depreciation) on:
Investments	37,572
Foreign Currency Exchange Contracts and Translations	595
Net Assets	$179,712
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,936,272 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 18.09
@ Amount is less than $500.

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Global Franchise Portfolio

Statement of Operations	Year Ended
December 31, 2007
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $275 Foreign Taxes Withheld)	$5,252
Dividends from Security of Affiliated Issuer	150
Interest from Securities of Unaffiliated Issuers	85
Total Investment Income	5,487
Expenses:
Investment Advisory Fees (Note B)	1,451
Distribution Fees — Class II Shares (Note D)	635
Administration Fees (Note C)	454
Custodian Fees (Note E)	40
Professional Fees	25
Shareholder Reporting Fees	11
Directors’ Fees and Expenses	3
Other	38
Total Expenses	2,657
Distribution Fees — Class II Shares Waived (Note D)	(544)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(3)
Expense Offset (Note E)	@—
Net Expenses	2,110
Net Investment Income (Loss)	3,377
Realized Gain (Loss) on:
Investments Sold	8,709
Foreign Currency Transactions	(2,249)
Net Realized Gain (Loss)	6,460
Change in Unrealized Appreciation (Depreciation) on:
Investments	5,018
Foreign Currency Exchange Contracts and Translations	1,710
Net Change in Unrealized Appreciation (Depreciation)	6,728
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	13,188
Net Increase (Decrease) in Net Assets Resulting from Operations	$16,565
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended	Year Ended
	December 31, 2007	December 31, 2006
	(000)	(000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$ 3,377	$ 2,716
Net Realized Gain (Loss)	6,460	14,856
Net Change in Unrealized Appreciation (Depreciation)	6,728	17,139
Net Increase (Decrease) in Net Assets Resulting from Operations	16,565	34,711
Distributions from and/or in Excess of:
Class II:
Net Investment Income	—	(2,611)
Net Realized Gain	(16,227)	(4,295)
Total Distributions	(16,227)	(6,906)
Capital Share Transactions:(1)
Class II:
Subscriptions	15,119	41,860
Distributions Reinvested	16,227	6,906
Redemptions	(21,364)	(59,652)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	9,982	(10,886)
Total Increase (Decrease) in Net Assets	10,320	16,919
Net Assets:
Beginning of Period	169,392	152,473
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $1,841 and $713, respectively)	$179,712	$169,392
(1) Capital Share Transactions:
Class II:
Shares Subscribed	815	2,541
Shares Issued on Distributions Reinvested	901	432
Shares Redeemed	(1,176)	(3,463)
Net Increase (Decrease) in Class II Shares Outstanding	540	(490)

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

Global Franchise Portfolio

	Class II
						Period from
	Year Ended December 31,					April 30, 2003*
						to December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 18.03		$ 15.42	$ 13.81	$ 12.33	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.34		0.25	0.22	0.16	0.06
Net Realized and Unrealized Gain (Loss)	1.42		2.99	1.43	1.42	2.29
Total from Investment Operations	1.76		3.24	1.65	1.58	2.35
Distributions from and/or in Excess of:
Net Investment Income	—		(0.24)	—	(0.02)	—
Net Realized Gain	(1.70)		(0.39)	(0.04)	(0.08)	(0.02)
Total Distributions	(1.70)		(0.63)	(0.04)	(0.10)	(0.02)
Net Asset Value, End of Period	$ 18.09		$ 18.03	$ 15.42	$ 13.81	$ 12.33
Total Return ±	9.78%		21.51%	11.98%	12.77%	23.57	%††
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$179,712		$169,392	$152,473	$71,319	$20,370
Ratio of Expenses to Average Net Assets(1)	1.16	%+	1.19%	1.20%	1.20%	1.20	%**
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.86	%+	1.51%	1.50%	1.22%	0.74	%**
Portfolio Turnover Rate	22%		28%	15%	9%	3	%††
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.46	%+	1.49%	1.54%	1.65%	3.22	%**
Net Investment Income (Loss) to Average Net Assets	1.56	%+	1.21%	1.16%	0.77%	(1.28	)%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations
**	Annualized
††	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±

Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that the Portfolio’s Sub-Adviser, Morgan Stanley Investment Management Limited (the “Sub-Adviser” or “MSIM Limited”) believes have, among other things, resilient business franchises and growth potential. The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future. The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Adviser determines that it would be consistent with prudent portfolio management to do so.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A.            Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

3.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities  markets and the possibility of political or economic instability.

At December 31, 2007, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

4.              Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

5.              New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

6.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B.            Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Over $1
million	million	billion
0.80%	0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.20%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

MSIM Limited, a wholly-owned subsidiary of Morgan Stanley, serves as Sub-Adviser for the Portfolio on a day-to-day basis. MSIM Limited selects, buys and sells securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C.            Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D.            Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2007, this waiver amounted to approximately $544,000.

E.              Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

credits are shown as “Expense Offset” on the Statement of Operations.

F.              Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.            Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From:		2006 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$551	$15,676	$3,234	$3,672

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment Income	Net Realized	Paid-in
(Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(2,249)	$2,249	—

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$3,549	$7,598

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$142,265	$45,190	$(7,621)	$37,569

H.            Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Government Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Government Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Government Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$ —	$33,108	$30,915	$150	$2,193

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $39,009,000 and $40,282,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2007.

I.                 Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 88.1% for Class II shares.

J.              Supplemental Proxy Information (unaudited): At January 25, 2007, a Special Meeting of Shareholders of the Portfolio was held in order to vote on a proposal to change the Portfolio from a diversified fund to a non-diversified fund. The results were as follows:

For	Against	Abstain	BNV*
9,307,689	1,369,332	1,219,086	—

* Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for the broker does not have discretionary voting authority.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. -

Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Franchise Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2008

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

For corporate shareholders, 91.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $15,676,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2007.

The Portfolio intends to pass through foreign tax credits of $154,000, and has derived net income from sources within foreign countries amounting to $3,470,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                 This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFGFANN
IU08-00576I-Y12/07

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Global Real Estate Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

Global Real Estate Portfolio

The Global Real Estate Portfolio (the “Portfolio”) seeks a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (“REOCs”), real estate investment trusts (“REITs”) and similar entities established outside the U.S. (foreign real estate companies). The Portfolio will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. In addition to the general risks associated with real-estate investment, REIT investing entails other risks, such as credit and interest-rate risk.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -8.47%, net of fees, for Class II shares. The Portfolio’s Class II shares underperformed against the FTSE EPRA/NAREIT Global Real Estate Net Index which returned -7.06% and the Morgan Stanley Capital International (MSCI) World Index which returned 9.04%.

Factors Affecting Performance

•

At the end of the period, the Portfolio was overweight the Asian listed property sector and underweight both the European and U.S. listed property sectors. Global allocation among the three regions contributed to performance.

•

The Portfolio’s underperformance relative to the FTSE EPRA/NAREIT Global Real Estate Net Index was driven by positioning within its European and U.S. portfolios, although we generated outperformance within the Asian portfolio.

•

In Europe, we believed there were prospects for declines in asset values for stocks on the continent, which were trading at a discount to current net asset values (“NAVs”). In contrast, we believed there was significant potential upside in the U.K., where stocks were trading at discounted valuations that appeared too wide, even after adjusting for the prospective declines in asset values. In addition, a number of the major property companies in the U.K. continued to repurchase shares as a result of the wide disparity between share prices and the private market value of their portfolios. As a result, within Europe, the Portfolio was overweight the U.K. and underweight the continent.

•	The Portfolio’s stock selection within and overweight to the U.K. hampered returns during the period. Stock selection in Sweden and an underweighted position in Germany contributed to returns.

•

The Portfolio was underweight the U.S., as we believe the market faces prospects for declines in underlying asset values as a result of continued tightening of credit in the debt markets and prospects for a weaker economy. Within the U.S. portfolio, the Portfolio was hurt by stock selection within and an underweight to the health care sector, as well as an underweight to the industrial sector. Stock selection in the office sector also hampered returns. On a more positive note, stock selection in the apartment, mall and shopping center sectors contributed to returns.

•

We believe the Asian listed property sector will continue to benefit from improving underlying asset values and property fundamentals, and, as a result, overweighted Asia in the Portfolio. The overweight position was dominated by Japanese and Hong Kong REOCs. In Japan, the REOCs ended the year trading at significant discounts to NAV, as the share prices do not appear to appropriately reflect the prospect for several years of continued strong NAV growth. In Hong Kong, the REOCs experienced very strong share price improvements during the year and ended the year trading at modest premiums, reflecting market expectations for continued strong NAV growth. We continue to prefer the Asian REOCs, as we believe these companies continue to offer better value relative to the REITs and possess the ability to engage in value-added opportunities such as the development of new assets and redevelopment of existing assets, as opposed to the Asian REITs, which are externally managed vehicles and limited to property ownership.

•

The Portfolio’s returns benefited from stock selection within and an underweight to the Australian Listed Property Trust (“LPT”) sector, which experienced significant share price declines in late 2007 and ended the year trading in line with unadjusted NAVs, which do not appear to reflect prospects for declines in asset values, particularly for those companies with offshore exposure. The Portfolio also benefited from an overweight to Hong Kong, while stock selection in Hong Kong detracted from returns.

•

While we continue to expect several years of strong NAV growth in Asia, there has been a noticeable change in sentiment toward REITs in the U.S. and Europe, where current share prices appear to reflect expectations for prospective declines in private real estate values, which may be due to (i) a slowdown in the weight and pace of capital

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Global Real Estate Portfolio

being deployed to real estate, (ii) a weaker outlook for further cash flow growth or (iii) higher required return expectations and risk premiums for real estate. It is important to note that real estate securities were vulnerable to some profit-taking and portfolio rebalancing after years of very strong performance, even without any material declines in underlying real asset values. Thus, selling pressure from non-dedicated equity investors and mutual fund redemptions in dedicated REIT portfolios should not be surprising given recent concerns over possible declines in asset values and several years of significant outperformance versus the broader equity market.

•

However, we believe that longer term investors will remain committed to maintaining a strategic allocation to the sector due to its potential returns and the diversification benefits from its lack of meaningful correlation to other asset classes.

Management Strategies

•

The global Portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations.

•

Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification.

•	Our company specific research leads us to specific preferences for sub-segments within each of the property sectors and countries.

Performance Compared to the FTSE EPRA/NAREIT Global Real Estate Net Index(1) and the Morgan Stanley Capital International (MSCI) World Index(2)

	Total Returns(3)
		Average Annual
	One Year	Since Inception(5)
Portfolio – Class II(4)	(8.47)%	7.40%
FTSE EPRA/NAREIT Global Real Estate Net Index	(7.06)	9.58
MSCI World Index	9.04	11.04

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The FTSE EPRA/NAREIT Global Real Estate Net Index is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. “Net dividends” reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an Index.

(2)

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on April 28, 2006.
(5)

For comparative purposes, since inception returns listed for the Indexes refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*   Commenced operations on April 28, 2006.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Global Real Estate Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds.

In addition, if these insurance company charges were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2007 —
	Account Value	December 31,	December 31,
	July 1, 2007	2007	2007

Actual	$1,000.00	$ 907.80	$6.73
Hypothetical (5% average
annual return before expenses)	1,000.00	1,018.15	7.12
*	Expenses are equal to Class II shares’ annualized net expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (96.7%)
Australia (9.8%)
Centro Properties Group REIT	282,887	$ 249
CFS Retail Property Trust REIT	516,859	1,059
DB RREEF Trust REIT	800,774	1,401
Goodman Group REIT	457,198	1,967
GPT Group REIT	615,786	2,174
ING Industrial Fund REIT	144,700	322
Macquarie CountryWide Trust REIT	236,800	342
Mirvac Group REIT	231,041	1,215
Stockland REIT	489,277	3,601
Westfield Group REIT	640,145	11,729
		24,059
Austria (0.6%)
CA Immobilien Anlagen AG	(a)4,331	96
Conwert Immobilien Invest AG	(a)23,348	412
IMMOFINANZ AG	91,639	923
		1,431
Canada (0.1%)
RioCan REIT	14,900	329
Finland (0.4%)
Sponda Oyj	80,053	951
France (3.5%)
Fonciere Des Regions REIT	4,289	540
Gecina S.A. REIT	3,909	613
Klepierre REIT	23,150	1,175
Silic REIT	4,857	709
Unibail-Rodamco REIT	25,252	5,497
		8,534
Germany (0.5%)
Alstria Office AG REIT	(a)59,828	897
IVG Immobilien AG	12,338	417
		1,314
Hong Kong (17.4%)
China Overseas Land & Investment Ltd.	1,292,000	2,649
China Resources Land Ltd.	338,000	737
Guangzhou R&F Properties Co., Ltd., Class H	902,900	3,178
Hang Lung Properties Ltd.	224,000	1,002
Henderson Land Development Co., Ltd.	419,000	3,884
Hong Kong Land Holdings Ltd.	1,048,500	5,147
Hysan Development Co., Ltd.	699,585	1,982
Kerry Properties Ltd.	429,018	3,421
KWG Property Holding Ltd.	(a)376,000	550
New World China Land Ltd.	1,504,400	1,343
New World Development Ltd.	1,251,768	4,394
Sino Land Co.	102,000	358
Sun Hung Kai Properties Ltd.	674,000	14,179
		42,824
Italy (0.4%)
Aedes S.p.A.	10,158	51
Beni Stabili S.p.A.	519,163	562
Risanamento S.p.A	(a)88,449	476
		1,089
Japan (14.4%)
Daibiru Corp.	16,800	$ 180
Goldcrest Co., Ltd.	22,530	671
Japan Real Estate Investment Corp. REIT	124	1,533
KK DaVinci Advisors	(a)947	833
Mitsubishi Estate Co., Ltd.	445,000	10,667
Mitsui Fudosan Co., Ltd.	385,000	8,321
Mori Trust Sogo, Inc. REIT	14	149
Nippon Building Fund, Inc. REIT	166	2,324
Nomura Real Estate Office Fund, Inc. REIT	62	583
NTT Urban Development Corp.	847	1,349
Sumitomo Realty & Development Co., Ltd.	289,000	7,108
TOC Co., Ltd.	28,500	216
Tokyo Tatemono Co., Ltd.	82,000	772
Tokyu Land Corp.	94,000	804
		35,510
Netherlands (1.2%)
Corio N.V. REIT	8,559	689
Eurocommercial Properties N.V. CVA REIT	17,631	905
ProLogis European Properties	70,156	1,018
Vastned Retail N.V. REIT	566	54
Wereldhave N.V. REIT	3,080	335
		3,001
Singapore (3.6%)
CapitaLand Ltd.	437,000	1,879
CapitaMall Trust REIT	416,000	989
CapitaRetail China Trust REIT	(a)294,200	437
Macquarie MEAG Prime REIT	1,796,000	1,369
Suntec REIT	378,500	449
United Industrial Corp., Ltd.	1,679,000	3,198
Wheelock Properties (Singapore) Ltd.	405,000	599
		8,920
Sweden (0.6%)
Castellum AB	48,069	494
Hufvudstaden AB, Class A	113,320	1,077
		1,571
Switzerland (0.2%)
PSP Swiss Property AG (Registered)	(a)10,351	521
United Kingdom (9.9%)
Big Yellow Group plc REIT	67,364	583
British Land Co. plc REIT	237,561	4,428
Brixton plc REIT	191,730	1,115
Capital & Regional plc	115,390	908
Derwent London plc REIT	50,432	1,407
Grainger plc	98,416	680
Great Portland Estates plc REIT	117,224	1,111
Hammerson plc REIT	121,173	2,465
Invista Foundation Property Trust Ltd.	65,175	105
Land Securities Group plc REIT	149,291	4,439
Liberty International plc REIT	73,564	1,566
Mapeley Ltd.	3,525	106
Millennium & Copthorne Hotels plc	56,520	456
Minerva plc	(a)240,857	638
Quintain Estates & Development plc	80,476	818
Safestore Holdings Ltd.	72,282	249

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

	Shares	Value (000)
United Kingdom (cont’d)
Segro plc REIT	234,572	$ 2,178
Shaftesbury plc REIT	69,426	689
Unite Group plc	66,809	468
Warner Estate Holdings plc REIT	1,427	10
		24,419
United States (34.1%)
Acadia Realty Trust REIT	36,540	936
AMB Property Corp. REIT	33,970	1,955
Assisted Living Concepts, Inc., Class A	(a)107,890	809
AvalonBay Communities, Inc. REIT	43,155	4,063
Boston Properties, Inc. REIT	53,400	4,903
Brandywine Realty Trust REIT	69,043	1,238
BRE Properties, Inc. REIT	23,837	966
Brookfield Properties Corp.	229,127	4,411
Camden Property Trust REIT	29,065	1,399
Cedar Shopping Centers, Inc. REIT	13,410	137
Cogdell Spencer, Inc. REIT	520	8
DCT Industrial Trust, Inc. REIT	45,050	419
Developers Diversified Realty Corp. REIT	12,220	468
DiamondRock Hospitality Co. REIT	38,455	576
Douglas Emmett, Inc. REIT	14,655	331
Duke Realty Corp. REIT	68,390	1,784
EastGroup Properties, Inc. REIT	10,495	439
Equity Lifestyle Properties, Inc. REIT	(a)18,040	824
Equity One, Inc. REIT	1,762	41
Equity Residential Properties Trust REIT	158,339	5,775
Essex Property Trust, Inc. REIT	12,811	1,249
Federal Realty Investment Trust REIT	19,760	1,623
Forest City Enterprises, Inc., Class A	44,070	1,958
General Growth Properties, Inc. REIT	39,675	1,634
GMH Communities Trust REIT	19,330	107
Healthcare Realty Trust, Inc. REIT	83,400	2,118
Hersha Hospitality Trust REIT	22,465	213
Host Hotels & Resorts, Inc. REIT	293,900	5,008
Kilroy Realty Corp. REIT	17,275	949
LaSalle Hotel Properties REIT	10,080	322
Liberty Property Trust REIT	74,850	2,156
Macerich Co. (The) REIT	36,602	2,601
Mack-Cali Realty Corp. REIT	82,275	2,797
Mid-America Apartment Communities, Inc. REIT	10,740	459
Morgans Hotel Group Co.	(a)20,570	397
Parkway Properties, Inc. REIT	1,287	48
Post Properties, Inc. REIT	47,467	1,667
ProLogis REIT	24,265	1,538
PS Business Parks, Inc. REIT	6,543	344
Public Storage REIT	31,206	2,291
Ramco-Gershenson Properties Trust REIT	12,500	267
Regency Centers Corp. REIT	41,505	2,677
Senior Housing Properties Trust REIT	33,630	763
Simon Property Group, Inc. REIT	87,920	7,637
SL Green Realty Corp. REIT	16,190	1,513
Sovran Self Storage, Inc. REIT	14,820	594
Starwood Hotels & Resorts Worldwide, Inc.	109,715	4,831
Strategic Hotels & Resorts, Inc. REIT	83,707	1,400
Taubman Centers, Inc. REIT	4,170	205
U-Store-It Trust REIT	5,920	$ 54
UDR, Inc. REIT	11,595	230
Ventas, Inc. REIT	2,390	108
Vornado Realty Trust REIT	33,925	2,984
Weingarten Realty Investors REIT	860	27
		84,251
Total Common Stocks (Cost $264,939)		238,724
Short-Term Investment (2.7%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio
— Institutional Class (Cost $6,688)	(b)6,688,176	6,688
Total Investments (99.4%) (Cost $271,627)		(c) 245,412
Other Assets in Excess of Liabilities (0.6%)		1,464
Net Assets (100%)		$246,876

(a)	Non-income producing security.
(b)	See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(c)

The approximate market value and percentage of the investments, $154,144,000 and 62.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	2	$ 3	1/4/08	GBP	1	$ 3	$ @—
EUR	1	1	1/8/08	GBP	@—	1	@—
SEK	42	6	1/4/08	EUR	4	6	@—
SEK	86	13	1/4/08	EUR	9	13	@—
SEK	51	8	1/8/08	EUR	5	8	@—
USD	55	55	1/2/08	EUR	37	55	@—
USD	60	60	1/4/08	JPY	6,919	61	1
USD	355	355	1/4/08	JPY	40,500	363	8
		$ 510				$ 501	$ 9

EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona
USD	— United States Dollar
@	Value is less than $500.

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2007
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $264,939)	$238,724
Investment in Security of Affiliated Issuer, at Value (Cost $6,688)	6,688
Total Investments in Securities, at Value (Cost $271,627)	245,412
Foreign Currency, at Value (Cost $1,853)	1,859
Dividends Receivable	1,280
Receivable for Portfolio Shares Sold	373
Receivable for Investments Sold	154
Foreign Withholding Tax Reclaim Receivable	39
Interest Receivable	24
Unrealized Appreciation on Foreign Currency Exchange Contracts	9
Receivable from Affiliate	2
Other Assets	3
Total Assets	249,155
Liabilities:
Payable for Investments Purchased	1,591
Investment Advisory Fees Payable	467
Custodian Fees Payable	57
Administration Fees Payable	53
Distribution Fees — Class II Shares	53
Bank Overdraft	32
Directors’ Fees and Expenses Payable	@—
Other Liabilities	26
Total Liabilities	2,279
NET ASSETS	$246,876
Net Assets Consist of:
Paid-in Capital	$253,359
Undistributed (Distributions in Excess of) Net Investment Income	2,023
Accumulated Net Realized Gain (Loss)	17,699
Unrealized Appreciation (Depreciation) on:
Investments	(26,215)
Foreign Currency Exchange Contracts and Translations	10
Net Assets	$246,876
Net Asset Value, Offering and Redemption Price Per Share Applicable to 22,604,480 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 10.92

@ Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $323 Foreign Taxes Withheld)	$5,534
Dividends from Security of Affiliated Issuer	310
Interest from Securities of Unaffiliated Issuers	151
Total Investment Income	5,995
Expenses:
Investment Advisory Fees (Note B)	2,042
Distribution Fees — Class II Shares (Note D)	840
Administration Fees (Note C)	601
Custodian Fees (Note E)	151
Shareholder Reporting Fees	97
Professional Fees	34
Directors’ Fees and Expenses	4
Other	28
Total Expenses	3,797
Distribution Fees — Class II Shares Waived (Note D)	(240)
Investment Advisory Fees Waived (Note B)	(187)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(6)
Expense Offset (Note E)	(1)
Net Expenses	3,363
Net Investment Income (Loss)	2,632
Realized Gain (Loss) on:
Investments Sold	21,820
Foreign Currency Transactions	78
Net Realized Gain (Loss)	21,898
Change in Unrealized Appreciation (Depreciation) on:
Investments	(51,757)
Foreign Currency Exchange Contracts and Translations	5
Net Change in Unrealized Appreciation (Depreciation)	(51,752)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(29,854)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(27,222)

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Global Real Estate Portfolio

	Year Ended	Period Ended
Statement of Changes in Net Assets	December 31, 2007 (000)	December 31, 2006* (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$ 2,632	$ 632
Net Realized Gain (Loss)	21,898	1,475
Net Change in Unrealized Appreciation (Depreciation)	(51,752)	25,547
Net Increase (Decrease) in Net Assets Resulting from Operations	(27,222)	27,654
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(2,962)	(2,534)
Net Realized Gain	(714)	(728)
Total Distributions	(3,676)	(3,262)
Capital Share Transactions:(1)
Class II:
Subscriptions	186,879	168,089
Distributions Reinvested	3,676	3,262
Redemptions	(92,931)	(15,593)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	97,624	155,758
Total Increase (Decrease) in Net Assets	66,726	180,150
Net Assets:
Beginning of Period	180,150	—
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $2,023, and $(1,761) respectively)	$246,876	$180,150
(1) Capital Share Transactions:
Class II:
Shares Subscribed	15,061	16,140
Shares Issued on Distributions Reinvested	302	271
Shares Redeemed	(7,657)	(1,513)
Net Increase (Decrease) in Class II Shares Outstanding	7,706	14,898

* For the period from April 28, 2006 (commencement of operations) to December 31, 2006.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

Global Real Estate Portfolio

	Class II
		Period from
	Year Ended	April 28, 2006*
	December 31,	to December 31,
Selected Per Share Data and Ratios	2007	2006
Net Asset Value, Beginning of Period	$ 12.09	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.13	0.08
Net Realized and Unrealized Gain (Loss)	(1.14)	2.23
Total from Investment Operations	(1.01)	2.31
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.17)
Net Realized Gain	(0.03)	(0.05)
Total Distributions	(0.16)	(0.22)
Net Asset Value, End of Period	$ 10.92	$12.09
Total Return ±	(8.47)%	23.15	%†
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$246,876	$180,150
Ratio of Expenses to Average Net Assets (1)	1.40%+	1.40	%**
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.10%+	1.05	%**
Portfolio Turnover Rate	56%	8	%†
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.58%+	1.86	%**
Net Investment Income (Loss) to Average Net Assets	0.92%+	0.60	%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations
**	Annualized
†	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±

Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio seeks a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (“REOCs”), real estate investment trusts (“REITs”) and similar entities established outside the U.S. (foreign real estate companies). The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future. The Portfolio commenced operations on April 28, 2006.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.    Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3.    Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•   investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

•   investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2007, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

4.    Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

5.    New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a frame-work for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

6.    Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Portfolio invests a significant portion of its assets in securities of real estate investment trusts (REIT). The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually, in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based of 0.85% of the average daily net assets of the Portfolio.

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.40%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2007, this waiver amounted to approximately $187,000.

Morgan Stanley Investment Management Limited, (the “MSIM Limited”) and Morgan Stanley Investment Management Company (the “MSIM Company”), each a wholly- owned subsidiary of Morgan Stanley, serve as investment sub-advisers (the “Sub-Advisers”) for the Portfolio on a day-to-day basis. MSIM Limited and MSIM Company each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each of the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C.  Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D.    Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2007, this waiver amounted to approximately $240,000.

E.   Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F.   Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From:		2006 Distributions Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income (000)	Capital Gain (000)	Income (000)	Capital Gain (000)
$3,368	$ 308	$3,195	$ 67

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$4,114	$(4,105)	$(9)

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$20,444	$6,082

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$ 275,311	$12,200	$(42,099)	$(29,899)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 2, 2008, for U.S. Federal income tax purposes, post-October currency and PFIC losses of approximately $3,000 and $3,014,000, respectively.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $6,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value December 31, 2006 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend income (000)	Market Value December 31, 2007 (000)
$ —	$97,965	$91,277	$310	$6,688

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $226,244,000 and $128,603,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2007.

During the year ended December 31, 2007, the Portfolio incurred approximately $1,000 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

I. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 95.3% for Class II shares.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. -
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

The Portfolio designated and paid $308,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2007.

The Portfolio intends to pass through foreign tax credits of $103,000, and has derived net income from sources within foreign countries amounting to $4,020,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                            This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**                     The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                            This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFGREANN
IU08-00602P-Y12/07

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

High Yield Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

High Yield Portfolio

The High Yield Portfolio (the “Portfolio”) seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities. High yield securities are rated below investment grade and are commonly referred to as “junk bonds”. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. High yield fixed income securities are considered speculative, involve greater risk of default and tend to be more volatile than investment grade fixed income securities.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 4.01%, net of fees. The Portfolio outperformed against its benchmark, the Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index (the “Index”) which returned 2.26%.

Factors Affecting Performance

•             As we entered 2007, valuations in the high-yield market were extended and as the months progressed spreads tightened further, reaching the tightest levels in over 20 years by the end of May. In short, the market went from overpriced to extremely overpriced, despite the continued extensive supply of high-yield debt used to finance a glut of leveraged buyouts (LBOs) in the first half of the year.

•             The market environment changed dramatically around mid-year, however, as the spillover effect of the subprime mortgage crisis led to a contraction in liquidity and credit, and significant market volatility. Investors grew increasingly concerned about the potential impact on the broader markets and the economy, and a flight to quality ensued that drove credit spreads considerably wider. As a result, Treasuries outperformed all other sectors of the fixed-income market for the one-year period.

•             In an effort to inject liquidity, the Federal Reserve cut both the discount and the target federal fund rates in both October and December, bringing those rates to 4.75 percent and 4.25 percent, respectively, as of year end. While these moves did help to bring some temporary stability to the markets, conditions still remained quite difficult and the risk-averse tone of the market prevailed.

•             Various fundamental factors were supportive of the high-yield market throughout the year, including low default rates, moderate economic growth, and relatively low Treasury yields. That said, in the second half of the year, the growing probability of recession, concerns of higher default rates in 2008, the liquidity crunch, and the inability to finance many of the LBOs that occurred early in the year hindered high-yield performance.

•             The Portfolio’s credit quality profile had the greatest positive impact on performance during the reporting period. We maintained an average credit quality for the Portfolio of B+ or BB throughout the year, which is above the overall high-yield market, and underweighted the lowest-rated, riskiest segments of the market. This positioning was beneficial to performance as the lower rated segments of the market turned in the lowest returns for the one-year period.

•             The Portfolio’s yield curve positioning was also beneficial. In April, we adjusted that positioning to benefit from a steepening curve. We implemented this by underweighting longer-dated issues and overweighting intermediate-dated issues. This positioning was additive to performance as the spread between intermediate- and long-dated yields widened and the curve steepened during the summer. Security selection in the financials sector, however, hindered relative performance.

Management Strategies

•             We continued to seek to maintain a balanced and well-diversified portfolio, while allowing for strategic overweights in securities and sectors with the most attractive risk profiles. In terms of issuer size, we focused on larger companies because of their financial flexibility, their ability to withstand less favorable financial conditions, and their superior access to capital markets.

•             We increased the Portfolio’s exposure to the gaming/leisure, healthcare, and food and drug sectors during the year, while decreasing exposure to transportation, aerospace and defense, and consumer products.

•             At year end, the Portfolio’s major sector overweights included energy, food and tobacco, and healthcare. Key sector underweights included telecom, utilities, media and cable.

•             We continued our long-standing defensive positioning for the Portfolio. Given the rising risk of recession, we believe it is prudent to remain defensive as we enter 2008. We will continue to look for opportunities in the market that represent good value and depending upon market conditions, may consider moving the portfolio toward a less defensive overall positioning.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

High Yield Portfolio

Performance Compared to the Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Year	Years	Inception(4)
Portfolio - Class I (3)	4.01%	9.46%	3.40%	4.28%
Lehman Brothers U.S. Corporate High Yield -
2% Issuer Cap Index	2.26	10.74	5.59	6.18(5)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower. Yields will fluctuate as market conditions change.

(1)         The Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)         Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)         Commenced operations on January 2, 1997.

(4)         For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

(5)         For the period January 31,1997 through December 31, 2007.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note D in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

High Yield Portfolio

In addition, if these insurance company charges were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2007 —
	Account Value	December 31,	December 31,
	July 1, 2007	2007	2007

Actual	$ 1,000.00	$ 1,014.70	$ 4.16
Hypothetical (5% average
annual return before expenses)	1,000.00	1,021.07	4.18

*            Expenses are equal to the Portfolio’s annualized net expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*            Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

High Yield Portfolio

		Face
		Amount	Value
		(000)	(000)
Fixed Income Securities (95.8%)
Aerospace (0.9%)
Hexcel Corp.,
6.75%, 2/1/15		$395	$389
Asset Backed Corporate (1.3%)
Banc of America Commercial Mortgage, Inc.,
5.66%, 6/10/49		(c)350	359
Bear Stearns Commercial Mortgage Securities, Inc.,
5.69%, 6/11/50		(c)175	179
			538
Broadcasting (0.9%)
LIN Television Corp.,
6.50%, 5/15/13		(a)130	123
6.50%, 5/15/13		95	90
Univision Communications, Inc. PIK,
9.75%, 3/15/15		(a)(b)175	160
			373
Cable (4.5%)
Cablevision Systems Corp.,
9.64%, 4/1/09		(c)480	488
Charter Communications Holdings I LLC/Charter Communications
Holdings I Capital Corp.,
11.00%, 10/1/15		(a)156	128
Charter Communications Holdings II LLC/Charter Communications
Holdings II Capital Corp.,
10.25%, 9/15/10		110	108
Echostar DBS Corp.,
6.38%, 10/1/11		460	456
Intelsat Bermuda Ltd.,
8.89%, 1/15/15		(c)200	201
Intelsat Subsidiary Holding Co., Ltd.,
8.63%, 1/15/15		(a)350	353
PanAmSat Corp.,
9.00%, 8/15/14		52	53
Virgin Media Finance plc,
8.75%, 4/15/14		(a)60	60
			1,847
Chemicals (5.8%)
Berry Plastics Holding Corp.,
8.88%, 9/15/14		(a)375	358
10.25%, 3/1/16		130	114
Innophos Holdings, Inc.,
9.50%, 4/15/12		(b)150	148
Innophos, Inc.,
8.88%, 8/15/14		235	235
Koppers Holdings, Inc.,
Zero Coupon, 11/15/14		(d)210	178
Koppers, Inc.,
9.88%, 10/15/13		160	169
Nalco Co.,
7.75%, 11/15/11		230	234
8.88%, 11/15/13		(a)270	283
Rockwood Specialties Group, Inc.,
7.63%, 11/15/14	EUR	105	151
Terra Capital, Inc.,
7.00%, 2/1/17		$270	$265
Westlake Chemical Corp.,
6.63%, 1/15/16		(a)265	252
			2,387
Collateralized Mortgage Obligations — Non Agency
Collateral Series (1.8%)
Bear Stearns Structured Products, Inc.,
IO
1.13%, 6/26/36		(b)3,552	90
1.20%, 1/27/37		(b)3,558	82
1.31%, 1/27/37		6,148	140
1.93%, 5/25/37		(b)4,095	123
Countrywide Alternative Loan Trust,
2.21%, 2/25/47		(b)2,524	64
2.36%, 5/25/47		(b)2,444	78
Residential Accredit Loans, Inc.,
2.98%, 5/25/47		(b)3,118	117
3.19%, 3/25/47		(b)1,954	68
			762
Consumer Products (1.2%)
Jarden Corp.,
7.50%, 5/1/17		(a)325	281
Oxford Industries, Inc.,
8.88%, 6/1/11		205	205
			486
Diversified Media (3.6%)
CanWest MediaWorks, Inc.,
8.00%, 9/15/12		(a)438	416
Dex Media West LLC/Dex Media Finance Co.,
9.88%, 8/15/13		219	228
Idearc, Inc.,
8.00%, 11/15/16		400	369
Interpublic Group of Cos., Inc.,
6.25%, 11/15/14		190	162
Valassis Communications, Inc.,
8.25%, 3/1/15		(a)350	314
			1,489
Energy (8.6%)
Chaparral Energy, Inc.,
8.50%, 12/1/15		(a)400	362
8.88%, 2/1/17		(a)(b)60	55
CHC Helicopter Corp.,
7.38%, 5/1/14		545	518
Chesapeake Energy Corp.,
6.63%, 1/15/16		150	147
7.50%, 9/15/13		(a)115	118
Cie Generale de Geophysique,
7.50%, 5/15/15		(a)185	188
Cimarex Energy Co.,
7.13%, 5/1/17		85	84
Helix Energy Solutions Group, Inc.,
9.50%, 1/15/16		(a)(b)225	230

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face
	Amount	Value
	(000)	(000)
Energy (Cont’d)
Hilcorp Energy I LP/Hilcorp Finance Co.,
7.75%, 11/1/15	$ (a)(b)470	$464
Husky Oil Co.,
8.90%, 8/15/28	(c)325	329
Knight, Inc.,
6.50%, 9/1/12	430	430
Massey Energy Co.,
6.88%, 12/15/13	(a)410	389
Pacific Energy Partners LP/Pacific Energy Finance Corp.,
7.13%, 6/15/14	270	281
		3,595
Financial (1.1%)
Capmark Financial Group, Inc.,
5.88%, 5/10/12	(b)60	48
6.30%, 5/10/17	(b)30	22
GrafTech Finance, Inc.,
10.25%, 2/15/12	128	133
Washington Mutual Preferred Funding Trust,
9.75%	(b)(c)(f)300	240
		443
Food and Drug (2.2%)
CA FM Lease Trust,
8.50%, 7/15/17	(b)174	192
Delhaize America, Inc.,
9.00%, 4/15/31	70	81
Rite Aid Corp.,
8.13%, 5/1/10	365	360
SUPERVALU, Inc.,
7.50%, 5/15/12	115	120
7.50%, 11/15/14	175	180
		933
Food/Tobacco (3.5%)
Constellations Brands, Inc.,
7.25%, 5/15/17	(a)(b)185	172
Michael Foods, Inc.,
8.00%, 11/15/13	230	229
Pilgrim’s Pride Corp.,
7.63%, 5/1/15	430	425
Reynolds American, Inc.,
6.50%, 7/15/10	260	268
Smithfield Foods, Inc.,
7.00%, 8/1/11	360	356
		1,450
Forest Products (5.4%)
Crown Americas LLC/Crown Americas Capital Corp.,
7.63%, 11/15/13	360	370
Georgia-Pacific LLC,
7.13%, 1/15/17	(b)305	298
Glatfelter,
7.13%, 5/1/16	95	94
Graham Packaging Co., Inc.,
8.50%, 10/15/12	$85	$80
9.88%, 10/15/14	340	315
Graphic Packaging International Corp.,
9.50%, 8/15/13	(a)400	397
Owens-Illinois, Inc.,
7.35%, 5/15/08	245	246
7.50%, 5/15/10	(a)435	443
		2,243
Gaming/Leisure (6.3%)
Host Hotels & Resorts LP,
6.38%, 3/15/15	(a)140	137
7.13%, 11/1/13	(a)255	258
Isle of Capri Casinos, Inc.,
7.00%, 3/1/14	580	478
Las Vegas Sands Corp.,
6.38%, 2/15/15	460	435
MGM Mirage,
6.00%, 10/1/09	690	690
Station Casinos, Inc.,
6.00%, 4/1/12	555	497
7.75%, 8/15/16	(a)135	123
		2,618
Health Care (9.8%)
Community Health Systems, Inc.,
8.88%, 7/15/15	225	230
DaVita, Inc.,
6.63%, 3/15/13	275	275
Fisher Scientific International, Inc.,
6.13%, 7/1/15	265	264
FMC Finance III S.A.,
6.88%, 7/15/17	(b)275	276
Fresenius Medical Care Capital Trust II,
7.88%, 2/1/08	555	556
Fresenius Medical Care Capital Trust IV,
7.88%, 6/15/11	250	260
HCA, Inc.,
5.75%, 3/15/14	225	188
6.25%, 2/15/13	220	194
6.50%, 2/15/16	(a)190	161
8.70%, 2/10/10	160	161
8.75%, 9/1/10	125	127
9.13%, 11/15/14	15	16
Invacare Corp.,
9.75%, 2/15/15	60	61
National Mentor Holdings, Inc.,
11.25%, 7/1/14	235	243
Omnicare, Inc.,
6.75%, 12/15/13	(a)295	279
6.88%, 12/15/15	90	84
Sun Healthcare Group, Inc.,
9.13%, 4/15/15	(a)195	197
Tenet Healthcare Corp.,
7.38%, 2/1/13	240	211
9.88%, 7/1/14	105	101

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

High Yield Portfolio

		Face
		Amount	Value
		(000)	(000)
Health Care (Cont’d)
Warner Chilcott Corp.,
8.75%, 2/1/15		$191	$198
			4,082
Housing (2.4%)
Goodman Global Holdings, Inc.,
7.99%, 6/15/12		(c)75	75
Interface, Inc.,
9.50%, 2/1/14		350	367
10.38%, 2/1/10		95	100
Nortek, Inc.,
8.50%, 9/1/14		430	346
Pulte Homes, Inc.,
6.38%, 5/15/33		35	27
Realogy Corp.,
10.50%, 4/15/14		(a)(b)115	86
			1,001
Information Technology (3.2%)
Freescale Semiconductor, Inc.,
8.88%, 12/15/14		340	305
Iron Mountain, Inc.,
8.63%, 4/1/13		435	443
Nortel Networks Corp.,
4.25%, 9/1/08		122	120
Sungard Data Systems, Inc.,
9.13%, 8/15/13		280	286
Vangent, Inc.,
9.63%, 2/15/15		(b)195	169
			1,323
Manufacturing (2.5%)
Baldor Electric Co.,
8.63%, 2/15/17		(a)105	109
Johnsondiversey, Inc.,
9.63%, 5/15/12		(a)244	251
9.63%, 5/15/12	EUR	112	165
Propex Fabrics, Inc.,
10.00%, 12/1/12		$280	127
RBS Global, Inc./Rexnord Corp.,
9.50%, 8/1/14		405	403
			1,055
Metals (2.4%)
Foundation PA Coal Co.,
7.25%, 8/1/14		(a)105	104
Freeport-McMoran Copper & Gold, Inc.,
8.38%, 4/1/17		200	215
Novelis, Inc.,
7.25%, 2/15/15		445	421
SGL Carbon Luxembourg S.A.,
8.50%, 2/1/12	EUR	(b)165	254
			994
Mortgages — Other (2.2%)
American Home Mortgage Assets,
5.17%, 6/25/47 $		(c)120	97
5.18%, 10/25/46		(c)123	100
Countrywide Alternative Loan Trust,
5.23%, 3/20/47		(c)120	99
5.39%, 10/25/46		(c)150	70
5.57%, 2/25/36		(c)100	84
Harborview Mortgage Loan Trust,
5.48%, 8/21/36		(c)150	75
5.67%, 1/19/36		(c)148	117
Lehman XS Trust,
5.87%, 3/25/47		(c)200	136
Luminent Mortgage Trust,
5.23%, 7/25/36		(c)174	134
			912
Retail (1.2%)
Brown Shoe Co., Inc.,
8.75%, 5/1/12		(a)260	266
Phillips-Van Heusen Corp.,
7.25%, 2/15/11		225	228
			494
Service (1.8%)
Allied Waste North America, Inc.,
6.38%, 4/15/11		235	234
7.88%, 4/15/13		285	293
Aramark Corp.,
5.00%, 6/1/12		150	130
8.41%, 2/1/15		(c)20	19
8.50%, 2/1/15		(a)75	76
			752
Sovereign (0.5%)
Mexican Bonos,
9.50%, 12/18/14	MXN	2,095	207
Telecommunications (3.5%)
Axtel S.A.B. de C.V.,
11.00%, 12/15/13 $		(a)273	298
Citizens Communications Co.,
6.25%, 1/15/13		115	112
Esprit Telecom Group plc,
11.00%, 6/15/08	EUR	(e)(g)(h)(i)307	@—
Exodus Communications, Inc.,
11.63%, 7/15/10 $		(e)(g)(h)(i)430	@—
Nordic Telephone Co. Holdings A.p.S.,
8.88%, 5/1/16		(b)110	113
Qwest Communications International, Inc.,
8.37%, 2/15/09		(c)257	258
Qwest Corp.,
5.63%, 11/15/08		100	100
Rhythms NetConnections, Inc.,
13.88%, 5/15/08		(e)(g)(h)844	@—
14.00%, 2/15/10		(e)(g)(h)481	@—
TDC AS,
6.50%, 4/19/12	EUR	90	129
Wind Acquisition Finance S.A.,
10.75%, 12/1/15 $		(b)310	340

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face
	Amount	Value
	(000)	(000)
Telecommunications (Cont’d)
Windstream Corp.,
8.13%, 8/1/13	$105	$109
		1,459
Transportation (7.5%)
ArvinMeritor, Inc.,
8.75%, 3/1/12	(a)330	309
Asbury Automotive Group, Inc.,
7.63%, 3/15/17	140	125
Ford Motor Credit Co. LLC,
5.80%, 1/12/09	335	318
7.00%, 10/1/13	340	284
7.25%, 10/25/11	365	316
General Motors Acceptance Corp. LLC,
6.88%, 9/15/11	545	467
General Motors Corp.,
7.13%, 7/15/13	(a)170	148
8.38%, 7/15/33	(a)185	150
Penske Auto Group, Inc.,
7.75%, 12/15/16	(a)210	198
Petro Stopping Centers LP/Petro Financial Corp.,
9.00%, 2/15/12	440	461
Sonic Automotive, Inc.,
8.63%, 8/15/13	(a)345	337
		3,113
U.S. Treasury Security (1.0%)
U.S. Treasury Bond,
4.50%, 2/15/36	400	402
Utilities (8.4%)
AES Corp. (The),
7.75%, 3/1/14	(a)240	243
8.88%, 2/15/11	30	31
9.38%, 9/15/10	40	42
Colorado Interstate Gas Co.,
6.80%, 11/15/15	500	523
Dynegy Holdings, Inc.,
7.75%, 6/1/19	240	223
Intergen N.V.,
9.00%, 6/30/17	(b)250	264
Ipalco Enterprises, Inc.,
8.38%, 11/14/08	250	256
8.63%, 11/14/11	85	89
Ormat Funding Corp.,
8.25%, 12/30/20	421	423
PSEG Energy Holdings LLC,
8.63%, 2/15/08	140	141
Reliant Energy, Inc.,
7.88%, 6/15/17	230	229
Texas Competitive Electric Holdings Co., LLC,
10.25%, 11/1/15	(b)385	383
Williams Cos., Inc.,
7.88%, 9/1/21	590	657
		3,504
Wireless Communications (1.2%)
American Tower Corp.,
7.13%, 10/15/12	$240	$248
7.50%, 5/1/12	230	238
		486
Total Fixed Income Securities (Cost $41,958)		39,337
Bank Loans (1.1%) (m)
Energy (0.6%)
Sandridge Energy,
8.63%, 4/1/15	245	244
Information Technology (0.5%)
First Data Corp.,
7.96%, 9/24/14	225	214
Total Bank Loans (Cost $464)		458
	Shares
Common Stocks (0.0%)
Telecommunications (0.0%)
Viatel Holding Bermuda Ltd.	(i)329	@—
XO Holdings, Inc.	(i)284	1
		1
Utilities (0.0%)
PNM Resources, Inc.	60	1
SW Acquisition, LP	(g)(i)1	@—
		1
Total Common Stocks (Cost $574)		2
	No. of
	Contracts
Put Options Purchased (0.0%)
90 Day EuroDollar
3/08 @ $ 94.50	(i)57	1
3/08 @ $ 94.75	(i)42	@—
Total Put Options Purchased (Cost $17)		1
	No. of
	Warrants
Warrants (0.0%)
Telecommunications (0.0%)
XO Holdings, Inc., Series A, expiring 1/16/10	(i)570	@—
XO Holdings, Inc., Series B, expiring 1/16/10	(i)426	@—
XO Holdings, Inc., Series C, expiring 1/16/10	(i)426	@—
Total Warrants (Cost $0)		@—
	Face
	Amount
	(000)
Short-Term Investments (21.2%)
Short-Term Debt Securities held as Collateral on Loaned Securities
(19.1%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (c)237	237
Bancaja,
5.35%, 8/12/08	119	119
Bank of New York Co., Inc.,
5.24%, 8/8/08	(c)119	119

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
BASF AG,
5.18%, 8/19/08	$ (c)119	$119
BNP Paribas plc,
4.90%, 5/19/08	(c)237	237
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(c)474	474
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	(c)237	237
CC USA, Inc.,
3.89%, 1/28/08	(c)119	119
CIT Group Holdings,
5.23%, 6/18/08	(c)427	427
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	1,617	1,617
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(c)237	237
First Tennessee Bank,
5.05%, 8/15/08	(c)119	119
5.06%, 8/15/08	(c)474	474
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(c)223	223
5.10%, 9/12/08	(c)119	119
HSBC Finance Corp.,
5.26%, 8/5/08	(c)119	119
IBM Corp.,
5.27%, 9/8/08	(c)474	474
Lehman Brothers, Inc.,
4.49%, 1/2/08	202	202
Macquarie Bank Ltd.,
4.95%, 8/20/08	(c)237	237
Metropolitan Life Global Funding,
4.89%, 8/21/08	(c)356	356
National Bank of Canada,
5.21%, 4/2/08	(c)474	474
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(c)475	475
Nationwide Building Society,
4.92%, 7/28/08	(c)275	275
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(c)261	261
5.26%, 8/8/08	(c)166	166
		7,916
	Shares
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio
— Institutional Class	(j)727,189	727
	Face
	Amount	Value
	(000)	(000)
U.S. Treasury Security (0.4%)
U.S. Treasury Bill
1.98%, 1/10/08	$ (k)(l)160	$160
Total Short-Term Investments (Cost $8,803)		8,803
Total Investments (117.0%) (Cost $51,816) —
including $7,760 of Securities Loaned		48,601
Liabilities in Excess of Other Assets (-17.0%)		(7,055)
Net Assets (100%)		$41,546

(a)                     All or a portion of security on loan at December 31, 2007.

(b)                    144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)                     Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in designated base rates. The rates shown are those in effect on December 31, 2007.

(d)                    Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2007. Maturity date disclosed is the ultimate maturity date.

(e)                     Issuer is in default.

(f)                       Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest rate shown is the rate in effect at December 31, 2007.

(g)                    Security has been deemed illiquid at December 31, 2007.

(h)                    Security was valued at fair value — At December 31, 2007, the Portfolio held fair valued securities, each valued at less than $500, representing less than 0.005% of net assets.

(i)                        Non-income producing security.

(j)                        See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(k)                     All or a portion of the security was pledged to cover margin requirements for futures contracts.

(l)                        Rate shown is the Yield to Maturity at December 31, 2007.

(m)                  Remaining maturities of bank loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such payments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Bank loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

@                       Value is less than $500.

EUR           Euro

IO                      Interest Only

MXN     Mexican Peso

PIK               Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

High Yield Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
EUR	231	$338	1/31/08	USD	334	$334	$ (4)
EUR	244	357	1/31/08	USD	352	352	(5)
		$695				$686	$ (9)

USD        United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
2 yr. Note	25	$5,256	Mar-08	$1
U.S. Treasury
5 yr. Note	17	1,875	Mar-08	10
Short:
EuroDollar
CME	13	3,112	Mar-08	(13)
EuroDollar
CME	5	1,203	Jun-08	(10)
EuroDollar
CME	6	$1,448	Sep-08	(16)
EuroDollar
CME	5	1,208	Dec-08	(14)
EuroDollar
CME	4	966	Mar-09	(12)
EuroDollar
CME	3	724	Jun-09	(9)
EuroDollar
CME	2	482	Sep-09	(5)
EuroDollar
CME	2	481	Dec-09	(4)
EuroDollar
CME	3	720	Mar-10	(6)
EuroDollar
CME	3	719	Jun-10	(5)
EuroDollar
CME	2	479	Sep-10	(3)
EuroDollar
CME	2	478	Dec-10	(3)
U.S. Treasury
10 yr. Note	36	4,082	Mar-08	(32)
U.S. Treasury
Long Bond	50	5,819	Mar-08	3
				$(118)

Credit Default Swap Contracts

The Portfolio had the following credit default swap agreement(s) open at period end:

					Unrealized
		Notional			Appreciation
	Buy/Sell	Amount	Pay/Receive	Termination	(Depreciation)
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
Lehman Brothers	Sell	$1,345	3.75%	12/20/12	$29
Dow Jones CDX North America High Yield Index,
Series 9

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Deutsche Bank	3 Month LIBOR	Pay	5.03%	10/25/17	$6,500	$189
JPMorgan Chase	3 Month LIBOR	Pay	5.43	8/20/17	3,000	225
	3 Month LIBOR	Pay	5.36	8/24/17	2,500	173
						$587

CME            Chicago Mercantile Exchange

LIBOR            London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

High Yield Portfolio

Statement of Assets and Liabilities	December 31, 2007 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Including $7,760 of Securities on Loan) (Cost $51,089)	$ 47,874
Investment in Security of Affiliated Issuer, at Value (Cost $727)	727
Total Investments in Securities, at Value (Cost $51,816)	48,601
Cash	@—
Interest Receivable	811
Unrealized Appreciation on Swap Agreements	616
Receivable for Portfolio Shares Sold	3
Receivable from Affiliate	@—
Other Assets	1
Total Assets	50,032
Liabilities:
Collateral for Securities Loaned, at Value	7,916
Due to Broker	413
Investment Advisory Fees Payable	58
Payable for Portfolio Shares Redeemed	46
Administration Fees Payable	9
Unrealized Depreciation on Foreign Currency Exchange Contracts	9
Custodian Fees Payable	2
Directors’ Fees and Expenses Payable	1
Other Liabilities	32
Total Liabilities	8,486
NET ASSETS	$ 41,546
Net Assets Consist of:
Paid-in Capital	$ 65,530
Undistributed (Distributions in Excess of) Net Investment Income	3,319
Accumulated Net Realized Gain (Loss)	(24,577)
Unrealized Appreciation (Depreciation) on:
Investments	(3,215)
Foreign Currency Exchange Contracts and Translations	(9)
Futures Contracts	(118)
Swap Agreements	616
Net Assets	$ 41,546
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,224,374 Outstanding $0.002
Par Value Shares (Authorized 500,000,000 Shares)	$ 12.89

@  Amount is less than $500.

10	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

High Yield Portfolio

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$ 3,855
Dividends from Security of Affiliated Issuer	33
Dividends from Securities of Unaffiliated Issuers	@—
Total Investment Income	3,888
Expenses:
Investment Advisory Fees (Note B)	195
Administration Fees (Note C)	117
Shareholder Reporting Fees	22
Professional Fees	20
Custodian Fees (Note D)	11
Directors’ Fees and Expenses	1
Other	12
Total Expenses	378
Investment Advisory Fees Waived (Note B)	(4)
Expense Offset (Note D)	(1)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(1)
Net Expenses	372
Net Investment Income (Loss)	3,516
Realized Gain (Loss) on:
Investments Sold	(120)
Foreign Currency Transactions	(2)
Futures Contracts	(22)
Swap Agreements	492
Net Realized Gain (Loss)	348
Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,449)
Foreign Currency Exchange Contracts and Translations	83
Futures Contracts	(118)
Swap Agreements	616
Net Change in Unrealized Appreciation (Depreciation)	(1,868)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(1,520)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,996

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

High Yield Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$ 3,516	$ 3,924
Net Realized Gain (Loss)	348	(422)
Net Change in Unrealized Appreciation (Depreciation)	(1,868)	1,014
Net Increase (Decrease) in Net Assets Resulting from Operations	1,996	4,516
Distributions from and/or in Excess of:
Net Investment Income	(3,917)	(4,422)
Capital Share Transactions:(1)
Subscriptions	3,552	4,746
Distributions Reinvested	3,917	4,422
Redemptions	(16,964)	(14,780)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(9,495)	(5,612)
Total Increase (Decrease) in Net Assets	(11,416)	(5,518)
Net Assets:
Beginning of Period	52,962	58,480
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $3,319 and $3,682, respectively)	$ 41,546	$ 52,962
(1) Capital Share Transactions:
Shares Subscribed	267	349
Shares Issued on Distributions Reinvested	308	347
Shares Redeemed	(1,259)	(1,090)
Net Increase (Decrease) in Capital Shares Outstanding	(684)	(394)

12	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Financial Highlights

High Yield Portfolio

	Year Ended December 31,
Selected Per Share Data and Ratios*	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 13.55		$ 13.59	$ 14.56	$ 14.17	$ 11.27
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	1.01		0.96	1.00	1.02	1.00
Net Realized and Unrealized Gain (Loss)	(0.46)		(0.43)	(0.87)	0.27	1.90
Total from Investment Operations	0.55		0.53	0.13	1.29	2.90
Distributions from and/or in Excess of:
Net Investment Income	(1.21)		(0.57)	(1.10)	(0.90)	—
Net Asset Value, End of Period	$ 12.89		$ 13.55	$ 13.59	$ 14.56	$ 14.17
Total Return ±	4.01%		8.62%	1.06%	9.49%	25.71%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$41,546		$52,962	$58,480	$64,052	$60,022
Ratio of Expenses to Average Net Assets(1)	0.80	%+	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets(1)	7.56	%+	7.13%	7.16%	7.24%	7.79%
Portfolio Turnover Rate	32%		26%	65%	58%	63%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	0.81	%+	0.87%	0.86%	0.90%	1.02%
Net Investment Income to Average Net Assets	7.55	%+	7.06%	7.10%	7.14%	7.57%

#       Per share amount is based on average shares outstanding.

*       On November 13, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

+       Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±       Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2. Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3. Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

•               investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•               investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investment transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2007 the net assets of the Portfolio were partially comprised of foreign denominated securities. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

4. Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. The Portfolio may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

5. Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained. Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in interest income.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was $7,760,000 and related collateral outstanding at December 31, 2007 was $7,916,000.

6. Futures: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from (to) broker is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. Swap Agreements: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. The following summarizes swaps which may be entered into by the Portfolio.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Portfolio amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded in the Statement of Operations as an adjustment to interest income. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of swap agreements are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain (loss) reported in the Statement of Assets and Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

8. New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

9. Purchased and Written Options: The Portfolio may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

The Portfolio may purchase call and put options on its portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

10. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500 million	Next $250 million	Next $250 million	Next $1 billion	Next $1 billion	Over $3 billion
0.42%	0.345%	0.295%	0.27%	0.245%	0.22%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2007, this waiver amounted to approximately $4,000.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

F. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From:		2006 Distributions Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$3,917	—	$4,422	—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and paydown adjustment, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated
Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment Income	Net Realized	Paid-in
(Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$38	$(38)	—

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$3,472	—

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$51,799	$730	$(3,928)	$(3,198)

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

At December 31, 2007, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $24,274,000 of which $266,000 will expire on December 31, 2008, $1,274,000 will expire on December 31, 2009, $9,829,000 will expire on December 31, 2010, $12,175,000 will expire on December 31, 2011 ,$178,000 will expire on December 31, 2013 and $552,000 will expire on December 31, 2014. During the year ended December 31, 2007, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $506,000.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 2, 2008, for U.S. Federal income tax purposes, post-October capital and currency losses of approximately $324,000 and $9,000, respectively.

G. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$ —	$15,144	$14,417	$33	$727

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $13,492,000 and $22,113,000, respectively. For the year ended December 31, 2007, purchases and sales of long-term U.S. Government securities were approximately $933,000 and $536,000, respectively.

H. Other: At December 31, 2007, a substantial portion of the Portfolio’s investments consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than the higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Portfolio of Investments and the differences could be material.

At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 70.4%.

I. Reverse Stock Split: After the close of business on November 10, 2006, High Yield Portfolio effected a 1 for 2 reverse stock split for the shares of the Portfolio. All transactions in capital stock and per share data prior to November 13, 2006, have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of shareholder’s investment in the Portfolio.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. -
High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Yield Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d):

Independent Directors (cont’d)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                            This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**                     The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                            This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free
1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFHYPANN

IU08-00601I-Y12/07

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Small Company Growth Portfolio

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (unaudited)

Small Company Growth Portfolio

The Small Company Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the fiscal year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 2.96%, net of fees, for Class II shares. The Portfolio’s Class II shares underperformed against its benchmark, the Russell 2000® Growth Index (the “Index”), which returned 7.05%.

Factors Affecting Performance

•                             The broad equity market made a modest gain for the 12-month period ended December 31, 2007, despite experiencing a decline in the second half of the year. During the summer, the subprime mortgage market suffered a complete collapse under the weight of rising loan defaults and home foreclosures. As a result, credit significantly tightened as liquidity decreased, and consumers became far more cautious in their expenditures, particularly as gasoline prices once again surged upward.

•                             In response to this rising volatility, the Federal Reserve began a series of cuts to the target federal funds rate and the discount rate. Although each announced rate reduction temporarily boosted investor sentiment, the broad market declined in the fourth quarter, reflecting investors’ concerns about the health of the financial markets in the coming year.

•                             In this environment, the market demonstrated a preference for growth equities over value equities; however, small capitalization stocks lagged the broad market as investors sought the relatively more stable earnings potential of larger-cap companies.

•                             For the 12-month period, the Portfolio’s under-performance was due to sector allocations, although security selection overall added to relative returns. It should be noted that sector allocations are a result of bottom-up stock selection and are not intentional top-down decisions.

•                             In the consumer discretionary sector, stock selection together with a large overweight allocation had the largest negative effect on performance. Security selection in the materials and processing sector also hindered relative returns. A single holding in a construction company hurt performance, as did the Portfolio’s lack of investment in fertilizer companies and diversified materials and processing firms. Additionally, an underweight allocation to the health care sector adversely affected returns.

•                             There were several areas of strength for the Portfolio, including the financial services sector. Here, stock selection greatly benefited performance, particularly in financial information services firms and real estate investment trusts (REITs). Also helping relative returns was the autos and transportation sector. Investment in a transportation and logistics company, together with a sector underweight, boosted relative returns. Additionally, the Portfolio’s positioning in the technology sector was advantageous to overall performance.

Management Strategies

•                             It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or a dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

•                             At the close of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by financial services and technology. The financial services sector was overweight versus the Index, while the technology sector was underweight.

Performance Compared to the Russell 2000® Growth Index(1)

	Total Returns(2)
		Average Annual
	One Year	Since Inception(4)
Portfolio — Class II(3)	2.96%	17.30%
Russell 2000® Growth Index	7.05	16.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Small Company Growth Portfolio

(1)                     Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)                     Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)                     Commenced operations on April 30, 2003.

(4)                     For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Please note that ‘‘Expenses Paid During Period’’ are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 — December 31, 2007
Class II
Actual	$ 1,000.00	$ 972.70	$ 6.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

*	Expenses are equal to Class II shares’ annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Overview (cont’d)

Small Company Growth Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (96.7%)
Aluminum (1.6%)
Kaiser Aluminum Corp.	10,187	$ 810
Biotechnology Research & Production (4.0%)
Alnylam Pharmaceuticals, Inc.	(a)25,497	742
Illumina, Inc.	(a)21,635	1,282
		2,024
Building: Cement (4.6%)
Eagle Materials, Inc.	40,540	1,438
Texas Industries, Inc.	12,933	907
		2,345
Casinos & Gambling (0.2%)
Lakes Entertainment, Inc.	(a)18,619	129
Commercial Information Services (1.3%)
Viad Corp.	21,615	683
Communications & Media (0.8%)
CKX, Inc.	(a)32,430	389
Communications Technology (1.8%)
GMarket, Inc. ADR	(a)19,685	490
GSI Commerce, Inc.	(a)21,005	410
		900
Computer Services Software & Systems (9.8%)
Bankrate, Inc.	(a)9,313	448
Blackboard, Inc.	(a)19,950	803
comScore, Inc.	(a)11,990	391
Equinix, Inc.	(a)10,037	1,015
Forrester Research, Inc.	(a)29,827	836
IHS, Inc., Class A	(a)12,335	747
Longtop Financial Technologies Ltd. ADR	(a)32,535	770
		5,010
Consumer Electronics (0.9%)
CNET Networks, Inc.	(a)51,338	469
Consumer Staples — Miscellaneous (1.0%)
Peet’s Coffee & Tea, Inc.	(a)17,960	522
Diversified Financial Services (0.9%)
Information Services Group, Inc.	(a)67,192	460
Education Services (6.2%)
Ambassadors Group, Inc.	28,907	529
American Public Education, Inc.	(a)12,757	533
Strayer Education, Inc.	12,316	2,101
		3,163
Electronics: Semi-Conductors/Components (1.2%)
Tessera Technologies, Inc.	(a)14,996	624
Electronics: Technology (2.5%)
Cogent Communications Group, Inc.	(a)53,999	1,280
Engineering & Contracting Services (2.3%)
Grupo Aeroportuario del Pacifico S.A. de C.V. ADR	25,995	1,160
Entertainment (2.7%)
Vail Resorts, Inc.	(a)25,941	1,396
Financial — Miscellaneous (2.8%)
Interactive Data Corp.	42,811	1,413
Homebuilding (2.0%)
Gafisa S.A. ADR	(a)27,840	1,043
Hotel/Motel (2.3%)
Gaylord Entertainment Co.	(a)28,730	1,163
Insurance: Multi-Line (0.7%)
Greenlight Capital Re Ltd., Class A	(a)16,182	336
Investment Management Companies (3.8%)
Greenhill & Co., Inc.	21,905	1,456
Pzena Investment Management, Inc., Class A	44,695	509
		1,965
Leisure Time (2.5%)
Aruze Corp.	24,900	946
Premier Exhibitions, Inc.	(a)28,897	316
		1,262
Machinery: Industrial/Specialty (1.5%)
Middleby Corp.	(a)10,285	788
Medical & Dental Instruments & Supplies (3.4%)
Techne Corp.	(a)26,627	1,759
Oil: Crude Producers (2.1%)
Carrizo Oil & Gas, Inc.	(a)11,193	613
GMX Resources, Inc.	(a)14,474	467
		1,080
Printing & Copying Services (1.5%)
VistaPrint Ltd.	(a)18,159	778
Publishing — Miscellaneous (4.4%)
Morningstar, Inc.	(a)28,800	2,239
Real Estate Investment Trusts (REIT) (0.4%)
Consolidated-Tomoka Land Co.	3,647	229
Restaurants (2.4%)
BJ’s Restaurants, Inc.	(a)29,501	479
P.F. Chang’s China Bistro, Inc.	(a32,390	740
		1,219
Retail (10.5%)
AFC Enterprises, Inc.	(a)41,092	465
American Apparel, Inc.	(a)49,508	743
Blue Nile, Inc.	(a)30,412	2,070
Citi Trends, Inc.	(a)24,349	376
Ctrip.com International Ltd. ADR	14,135	812
Dena Co. Ltd.	83	398
Lululemon Athletica, Inc.	(a)11,532	546
		5,410
Services: Commercial (10.1%)
Advisory Board Co. (The)	(a)26,089	1,675
Ambassadors International, Inc.	16,813	245
Arbitron, Inc.	9,843	409
Corporate Executive Board Co.	11,879	714
CoStar Group, Inc.	(a)27,153	1,283
Macquarie Infrastructure Co. LLC	20,946	849
		5,175
Shoes (1.0%)
Iconix Brand Group, Inc.	(a)23,624	465
Software (1.0%)
NetSuite, Inc.	(a)13,203	517

4	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Portfolio of Investments (cont’d)

Small Company Growth Portfolio

	Shares	Value (000)
Technology — Miscellaneous (0.7%)
Housevalues, Inc.	(a)28,415	88
Rediff.com India Ltd. ADR	(a)24,043	262
		350
Toys (1.3%)
Marvel Entertainment, Inc.	(a)24,836	663
Transportation Miscellaneous (0.5%)
Integrated Distribution Services Group Ltd.	89,000	270
Total Common Stocks (Cost $43,635)		49,488
Preferred Stock (0.5%)
Biotechnology Research & Production (0.5%)
Microbia, Inc., Series F (Convertible)
(Cost $230)	(a)(b)(c)36,808	230
Short-Term Investment (3.0%)
Investment Company (3.0%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio — Institutional Class
(Cost $1,541)	(d)1,540,506	1,541
Total Investments (100.2%) (Cost $45,406)		(e)51,259
Liabilities in Excess of Other Assets (-0.2%)		(88)
Net Assets (100%)		$51,171

(a)	Non-income producing security.
(b)	Security has been deemed illiquid at December 31, 2007.
(c)	The security was valued at fair value — At December 31, 2007, the Portfolio held a fair valued security valued at approximately $230,000, representing 0.4% of net assets.
(d)	See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(e)

The approximate market value and percentage of the investments, $1,614,000 and 3.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	5

The Universal Institutional Funds, Inc.

Annual Report - December 31, 2007

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2007 (000)
Assets:
Investments of Securities of Unaffiliated Issuers, at Value (Cost $43,865)	$ 49,718
Investment in Security of Affiliated Issuer, at Value (Cost $1,541)	1,541
Total Investments in Securities, at Value (Cost $45,406)	51,259
Cash	13
Dividends Receivable	40
Receivable for Portfolio Shares Sold	29
Interest Receivable	9
Receivable from Affiliate	1
Other Assets	1
Total Assets	51,352
Liabilities:
Investment Advisory Fees Payable	137
Administration Fees Payable	11
Custodian Fees Payable	5
Distribution Fees — Class II Shares	2
Payable for Portfolio Shares Redeemed	@—
Other Liabilities	26
Total Liabilities	181
NET ASSETS	$ 51,171
Net Assets Consist of:
Paid-in Capital	$ 41,373
Undistributed (Distribution in Excess of) Net Investment Income	@—
Accumulated Net Realized Gain (Loss)	3,945
Unrealized Appreciation (Depreciation) on Investments	5,853
Net Assets	$ 51,171
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,022,125 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$ 16.93

@ Amount is less than $500.

6	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2007 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 Foreign Taxes Withheld)	$ 308
Dividends from Security of Affiliated Issuer	62
Interest from Securities of Unaffiliated Issuers	17
Total Investment Income	387
Expenses:
Investment Advisory Fees (Note B)	515
Distribution Fees — Class II Shares (Note D)	196
Administration Fees (Note C)	140
Professional Fees	26
Custodian Fees (Note E)	23
Shareholder Reporting Fees	7
Directors’ Fees and Expenses	1
Other	4
Total Expenses	912
Distribution Fees — Class II Shares Waived (Note D)	(168)
Investment Advisory Fees Voluntarily Waived (Note B)	(44)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(1)
Expense Offset (Note E)	@—
Net Expenses	699
Net Investment Income (Loss)	(312)
Realized Gain (Loss) on:
Investments Sold	4,091
Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,937)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	2,154
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,842

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	7

The Universal Institutional Funds, Inc.

Annual Report - December 31, 2007

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income (Loss)	$ (312)	$ (446)
Net Realized Gain (Loss)	4,091	5,218
Net Change in Unrealized Appreciation (Depreciation)	(1,937)	1,365
Net Increase (Decrease) in Net Assets Resulting from Operations	1,842	6,137
Distributions from and/or in Excess of:
Class II:
Net Realized Gain	(4,787)	(4,213)
Capital Share Transactions:(1)
Class II:
Subscriptions	3,366	9,911
Distributions Reinvested	4,787	4,213
Redemptions	(12,373)	(8,497)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(4,220)	5,627
Total Increase (Decrease) in Net Assets	(7,165)	7,551
Net Assets:
Beginning of Period	58,336	50,785
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $@— for 2007)	$51,171	$58,336
(1) Capital Share Transactions:
Class II:
Shares Subscribed	187	555
Shares Issued on Distributions Reinvested	270	256
Shares Redeemed	(686)	(485)
Net Increase (Decrease) in Class II Shares Outstanding	(229)	326

@ Amount is less than $500.

8	The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report - December 31, 2007

Financial Highlights

Small Company Growth Portfolio

	Class II
						Period from April 30, 2003* to
	Year Ended December 31,					December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 17.94		$ 17.36	$ 15.48	$ 13.40	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	(0.10)		(0.14)	(0.03)	(0.13)	(0.09)
Net Realized and Unrealized Gain (Loss)	0.70		2.07	2.01	2.67	3.72
Total from Investment Operations	0.60		1.93	1.98	2.54	3.63
Distributions from and/or in Excess of:
Net Realized Gain	(1.61)		(1.35)	(0.10)	(0.46)	(0.23)
Net Asset Value, End of Period	$ 16.93		$ 17.94	$ 17.36	$ 15.48	$ 13.40
Total Return ±	2.96%		11.84%	12.88%	18.95%	36.30	%††
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 51,171		$58,336	$50,785	$34,752	$17,938
Ratio of Expenses to Average Net Assets(1)	1.25	%+	1.25%	1.25%	1.25%	1.25	%**
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.56	)%+	(0.80)%	(0.19)%	(0.93)%	(1.06	)%**
Portfolio Turnover Rate	52%		68%	72%	113%	82	%††
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.63	%+	1.73%	1.81%	1.91%	4.98	%**
Net Investment Income (Loss) to Average Net Assets	(0.94	)%+	(1.28)%	(0.75)%	(1.59)%	(4.79	)%**

#	Per share amount is based on average shares outstanding.
*	Commencement of Operations
**	Annualized
††	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

±

Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

The accompanying notes are an integral part of the financial statements.	9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future. The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Adviser determines that it would be consistent with prudent portfolio management to do so.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.

Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.

Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolio did not have any outstanding repurchase agreements.

3.

New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the -inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

4. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.25%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2007, this waiver amounted to approximately $44,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2007, this waiver amounted to approximately $168,000.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolio adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolio’s financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Notes to Financial Statements (cont’d)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2007 and 2006 was as follows:

2007 Distributions Paid From:		2006 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
(000)	(000)	(000)	(000)
$470	$4,317	$1,269	$2,944

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2007:

Increase (Decrease)
Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$312	$3	$(315)

At December 31, 2007, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$ —	$3,974

At December 31, 2007, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
$45,435	$10,489	$(4,665)	$5,824

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2007, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$ —	$19,439	$17,898	$62	$1,541

For the year ended December 31, 2007, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $28,112,000 and $37,407,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2007.

During the year ended December 31, 2007, the Portfolio incurred less than $500 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

I. Other: At December 31, 2007, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 88.4% for Class II shares.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. -
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2007, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Company Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2007.

For corporate shareholders, 32.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid $4,317,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 2004

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director

Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2007

Investment Adviser and Administrator	Legal Counsel
Morgan Stanley Investment Management Inc.	Clifford Chance US LLP
522 Fifth Avenue	31 West 52nd Street
New York, New York 10036	New York, New York 10019-6131

Distributor	Independent Registered Public Accounting Firm
Morgan Stanley Distribution, Inc.	Ernst & Young LLP
One Tower Bridge	200 Clarendon Street
100 Front Street, Suite 1100	Boston, Massachusetts 02116-5072
West Conshohocken, Pennsylvania 19428-2881

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

UIFSCGANN
IU08-00590I-Y12/07

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Item 2.    Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.    Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2007

	Registrant		Covered Entities(1)
Audit Fees	$305,300		N/A

Non-Audit Fees
Audit-Related Fees	$		$731,800	(2)
Tax Fees	$50,600	(3)	$104,020	(4)
All Other Fees	$		$166,270	(5)
Total Non-Audit Fees	$50,600		$1,002,090

Total	$355,900		$1,002,090

2006

	Registrant		Covered Entities(1)
Audit Fees	$296,500		N/A

Non-Audit Fees
Audit-Related Fees	$		$756,000	(2)
Tax Fees	$58,000	(3)	$79,422	(6)
All Other Fees	$		$531,708	(7)
Total Non-Audit Fees	$58,000		$1,367,130

Total	$354,500		$1,367,130

N/A- Not applicable, as not required by Item 4.

(1)     Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)     Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)     Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)     Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC Entities and consulting services for the Van Kampen Funds.

(5)     All Other Fees represent attestation services provided in connection with performance presentation standards.

(6)     Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC Entities.

(7)     All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)      Not applicable.

(g)     See table above.

(h)     The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Universal Institutional Funds, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date: February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 15, 2008

By:	/s/ James Garrett
Name:	James Garrett
Title:	Principal Financial Officer
Date:	February 15, 2008